              As filed with the Securities and Exchange
              Commission on October 31, 1995


                                                File No. 33-12988
                                                        811-05088


               Securities and Exchange Commission
                     Washington, D.C.  20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                Post-Effective Amendment No. 18

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 20


                     THE ALLIANCE PORTFOLIOS
       (Exact Name of Registrant as Specified in Charter)
       1345 Avenue of the Americas, New York, N.Y.  10105
                         (800) 221-5672
      (Registrant's Telephone Number, including Area Code)



                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
       1345 Avenue of the Americas, New York, N.Y.  10105
             (Name and address of Agent for Service)

                Calculation of Registration Fee:

Title of
Securities                Proposed Maximum    Proposed            Amount of
  Being       Amount Being  Offering Price    Maximum Aggregate   Registration
Registered    Registered     Per Unit *       Offering Price **       Fee
__________ ______________ ________________    _________________   ____________
Common Shares
$.00001 par
value for each
portfolio

Strategic
Balanced
Portfolio       573,206        $19.21           $290,000.00        $100

Short-Term
U.S. Government
Portfolio       243,360        $10.12           $290,000.00        $100

                                                                   $200.00


     * Estimated solely for the purpose of determining the amount of the total registration fee based on the offering price per share of the Strategic Balanced Portfolio and the Short-Term U.S. Government Portfolio of the Registrant's Common Shares on October 20, 1995.

    **   The calculation of the maximum aggregate offering price
is made pursuant to Rule 24e-2(a) under the Investment Company Act of 1940 and is based on the following: the total amount of securities redeemed or repurchased by Alliance Strategic Balanced Fund during the fiscal year ended July 31, 1995 was $20,136,994 of which $9,415,699 were previously used for reduction pursuant to Rule 24f-2 or Rule 24e-2(a) and $10,721,295 of which is being so used for such reduction in this Amendment; and the total amount of securities redeemed or repurchased by Alliance Short-Term U.S. Government Fund during the fiscal year ended August 31, 1995 was $13,934,437 of which $11,761,632 were previously used for reduction pursuant to Rule 24f-2 or Rule 24e-2(a) and $2,172,805 of which is being so used for such reduction in this Amendment.

It is proposed that this filing will become effective (check appropriate box)

     X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)

       75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

                          Cross Reference Sheet for
                      Alliance Strategic Balanced Fund
                            Alliance Growth Fund
                  Alliance Short-Term U.S. Government Fund


ITEM NUMBER OF FORM N-1A
PART A                                 PROSPECTUS LOCATION OR CAPTION

1.  Cover Page                              Front Cover Page

2.  Synopsis                                Expense Information

3.  Condensed Financial Information         Financial Highlights

4.  General Description of Registrant       General Information;
                                            Description of the Funds

5.  Management of the Trust                 Management of the Funds

5A. Management's Discussion of
    Fund's Performance                      Not Applicable

6.  Capital Stock and Other Securities      General Information; Dividends,
                                            Distributions and Taxes

7.  Purchase of Securities                  Purchase and Sale of Shares;
    Being Offered                           Management of the Funds

8.  Redemption or Repurchase                Purchase and Sale of Shares

9.  Legal Proceedings                       Not Applicable

ITEM NUMBER IN PART B                       STATEMENT OF ADDITIONAL
                                            INFORMATION CAPTION

10.   Cover Page                            Cover Page

11.   Table of Contents                     Table of Contents

12.   General Information and History       Not Applicable

13.   Investment Objectives and Policies    Investment Objectives and
                                            Policies; Investment
                                            Techniques; Investment

14.   Management of the Fund                Management of the Trust

15.   Control Persons and Principal
      Holders of Securities                 General Information

16.   Investment Advisory                   Management of the Trust;
      and Other Services                    Expenses of the Funds

17.   Brokerage Allocation                  Portfolio Transactions;
      and Other Services                    Expenses of the Funds

18.   Capital Stock and Other Securities    General Information

19.   Purchase, Redemption and Pricing      Purchase and Redemption
      of Securities Being Offered           of Shares; Net Asset Value

20.   Tax Status                            Dividends, Distribution and
                                            Taxes

21.   Underwriters                          Expenses of the Funds; Purchase
                                            and Redemption of Shares

22.   Calculation of Performance Data       General Information

23.   Financial Statements                  Financial Statements


_________________________

The following documents are incorporated herein by reference:

1. The Trust's Prospectus relating to the Alliance Conservative Investors Fund and the Growth Investors Fund, contained in Post-Effective Amendment No. 17 to the Trust's Registration Statement (File Nos. 33-12988, 811-05088) filed on August 30, 1995;

2. The Trust's Statement of Additional Information (including the reports of independent accountants and financial statements contained therein), relating to the Alliance Conservative Investors Fund and the Alliance Growth Investors Fund, contained in Post-Effective No. 17 to the Trust's Registration Statement (File Nos. 33-12988, 811-05088) filed on August 30, 1995.














































                                6
00250184.AC4

                                 The Alliance
--------------------------------------------------------------------------------
                                  Stock Funds
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application


                               November 1, 1995



     Domestic Stock Funds                 Global Stock Funds
    -The Alliance Fund                   -Alliance International Fund
    -Alliance Growth Fund                -Alliance Worldwide Privatization Fund
    -Alliance Premier Growth Fund        -Alliance New Europe Fund
    -Alliance Counterpoint Fund          -Alliance All-Asia Investment Fund
    -Alliance Technology Fund            -Alliance Global Small Cap Fund
    -Alliance Quasar Fund

                              Total Return Funds
                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund


Table of Contents                                                           Page
The Funds at a Glance.....................................................     2
Expense Information.......................................................     4
Financial Highlights......................................................     7
Glossary..................................................................    17
Description of the Funds..................................................    18
    Investment Objectives and Policies....................................    18
    Additional Investment Practices.......................................    27
    Certain Fundamental Investment Policies...............................    34
    Risk Considerations...................................................    36
Purchase and Sale of Shares...............................................    40
Management of the Funds...................................................    42
Dividends, Distributions and Taxes........................................    45
General Information.......................................................    46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105




The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Fund offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management as of June 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund


Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Counterpoint Fund

Seeks . . . Long-term capital growth, primarily, and current income, secondarily.

Invests Principally in . . . A diversified portfolio of price-depressed, undervalued or out-of-favor equity securities.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.


Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.


Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                            Automatic Reinvestment
--------------------------------------------------------------------------------
                         Automatic Investment Program
--------------------------------------------------------------------------------
                               Retirement Plans
--------------------------------------------------------------------------------
                          Shareholder Communications
--------------------------------------------------------------------------------
                           Dividend Direction Plans
--------------------------------------------------------------------------------
                                 Auto Exchange
--------------------------------------------------------------------------------
                            Systematic Withdrawals
--------------------------------------------------------------------------------

                          A Choice Of Purchase Plans
--------------------------------------------------------------------------------
                            Telephone Transactions
--------------------------------------------------------------------------------
                              24 Hour Information
--------------------------------------------------------------------------------

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                       Class A Shares       Class B Shares       Class C Shares
                                                                       --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................         4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments...................           None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................         None(a)                4.0%                  None
                                                                                              during the
                                                                                              first year,
                                                                                            decreasing 1.0%
                                                                                            annually to 0%
                                                                                               after the
                                                                                            fourth year (b)

Exchange fee.....................................................           None                 None                  None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.

                      Operating Expenses                                                      Examples
-------------------------------------------------------------      ---------------------------------------------------------------
Alliance Fund                 Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .71%        .71%        .71%       After 1 year        $ 53        $ 59         $ 19        $ 19
   12b-1 fees                   .19%       1.00%       1.00%       After 3 years       $ 74        $ 79         $ 59        $ 59
   Other expenses (a)           .15%        .18%        .16%       After 5 years       $ 98        $102         $102        $101
                               ----        ----        ----        After 10 years      $165        $199(b)      $199(b)     $220
   Total fund
      operating expenses       1.05%       1.89%       1.87%
                               ====        ====        ====
Growth Fund                   Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 56        $ 61         $ 21        $ 21
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $ 83        $ 84         $ 64        $ 64
   Other expenses (a)           .30%        .30%        .30%       After 5 years       $113        $110         $110        $110
                               ----        ----        ----        After 10 years      $198        $220(b)      $220(b)     $239
   Total fund
      operating expenses       1.35%       2.05%       2.05%
                               ====        ====        ====
Premier Growth Fund           Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees             1.00%       1.00%       1.00%       After 1 year        $ 60        $ 65         $ 25        $ 25
   12b-1 fees                   .37%       1.00%       1.00%       After 3 years       $ 97        $ 97         $ 77        $ 77
   Other expenses (a)           .44%        .46%        .45%       After 5 years       $136        $131         $131        $131
                               ----        ----        ----        After 10 years      $246        $248(b)      $243(b)     $279
   Total fund
      operating expenses       1.81%       2.46%       2.45%
                               ====        ====        ====
Counterpoint Fund             Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 61        $ 68         $ 28        $ 27
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $101        $105         $ 85        $ 83
   Other expenses (a)           .89%        .98%        .91%       After 5 years       $143        $144         $144        $141
                               ----        ----        ----        After 10 years      $259        $287(b)      $287(b)     $299
   Total fund
      operating expenses       1.94%       2.73%       2.66%
                               ====        ====        ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Technology Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 24
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 93        $ 96        $ 76          $ 75
   Other expenses (a)                 .36%      .43%      .41%     After 5 years      $129        $130        $130          $129
                                     ----      ----      ----      After 10 years     $231        $258(b)     $258(b)       $275
   Total fund
      operating expenses             1.66%     2.43%     2.41%
                                     ====      ====      ====
Quasar Fund                         Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 25
   12b-1 fees                         .21%     1.00%     1.00%     After 3 years      $ 93        $ 98        $ 78          $ 77
   Other expenses (a)                 .46%      .50%      .48%     After 5 years      $129        $133        $133          $132
                                     ----      ----      ----      After 10 years     $232        $263(b)     $263(b)       $282
   Total fund
      operating expenses             1.67%     2.50%     2.48%
                                     ====      ====      ====
International Fund                  Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 66        $ 26          $ 26
   12b-1 fees                         .18%     1.00%     1.00%     After 3 years      $ 95        $100        $ 80          $ 79
   Other expenses (a)                 .55%      .57%      .54%     After 5 years      $132        $137        $137          $135
                                     ----      ----      ----      After 10 years     $238        $270(b)     $270(b)       $288
   Total fund
      operating expenses             1.73%     2.57%     2.54%
                                     ====      ====      ====
Worldwide Privatization Fund        Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 60        $ 65        $ 25          $ 25
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 96        $ 97        $ 77          $ 77
   Other expenses (a)                 .48%      .48%      .48%     After 5 years      $135        $132        $132          $132
                                     ----      ----      ----      After 10 years     $243        $264(b)     $264(b)       $282
   Total fund
      operating expenses             1.78%     2.48%     2.48%
                                     ====      ====      ====
New Europe Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.07%     1.07%     1.07%     After 1 year       $ 63        $ 68        $ 28          $ 28
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $105        $107        $ 87          $ 86
   Other expenses (a)                 .72%      .72%      .71%     After 5 years      $150        $147        $147          $147
                                     ----      ----      ----      After 10 years     $274        $295(b)     $295(b)       $311
   Total fund
      operating expenses             2.09%     2.79%     2.78%
                                     ====      ====      ====
All-Asia Investment Fund            Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                                                 After 1 year       $ 35        $ 75        $ 35          $ 35
     (after waiver) (c)              0.00%     0.00%     0.00%     After 3 years      $126        $127        $107          $107
   12b-1 fees                         .30%     1.00%     1.00%     After 5 years      $184        $182        $182          $182
   Other expenses                                                  After 10 years     $342        $362(b)     $362(b)       $377
      Administration fees
        (after waiver) (f)           0.00%     0.00%     0.00%
      Other operating expenses (a)
        (after reimbursement) (d)    2.20%     1.50%     1.50%
                                     ----      ----      ----
   Total other expenses              2.50%     2.50%     2.50%
                                     ----      ----      ----
   Total fund
      operating expenses (d)         2.80%     3.50%     3.50%
                                     ====      ====      ====
Global Small Cap Fund               Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 67        $ 72        $ 32          $ 33
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118        $119        $ 99          $100
   Other expenses (a)                1.24%     1.20%     1.25%     After 5 years      $172        $167        $167          $170
                                     ----      ----      ----      After 10 years     $318        $335(b)     $335(b)       $355
   Total fund
      operating expenses (g)         2.54%     3.20%     3.25%
                                     ====      ====      ====
Strategic Balanced Fund             Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees
      (after waiver) (c)              .45%      .45%      .45%     After 1 year       $ 56        $ 61        $ 21          $ 21
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 85        $ 86        $ 66          $ 66
   Other expenses (a)                                              After 5 years      $116        $113        $113          $113
      (after reimbursement) (d)       .65%      .65%      .65%     After 10 years     $203        $225(b)     $225(b)       $243
                                     ----      ----      ----
   Total fund
      operating expenses (d)         1.40%     2.10%     2.10%
                                     ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Balanced Shares                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .63%      .63%      .63%     After 1 year       $ 55         $ 61        $ 21          $ 21
   12b-1 fees                         .24%     1.00%     1.00%     After 3 years      $ 83         $ 86        $ 66          $ 65
   Other expenses (a)                 .45%      .48%      .46%     After 5 years      $112         $113        $113          $112
                                     ----      ----      ----      After 10 years     $195         $224(b)     $224(b)       $242
   Total fund
      operating expenses             1.32%     2.11%     2.09%
                                     ====      ====      ====
Income Builder Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 67         $ 71        $ 31          $ 27
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118         $115        $ 95          $ 83
   Other expenses (a)                1.47%     1.34%      .92%     After 5 years      $171         $162        $162          $141
                                     ----      ----      ----      After 10 years     $316         $327(b)     $327(b)       $300
   Total fund
      operating expenses             2.52%     3.09%     2.67%
                                     ====      ====      ====
Utility Income Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 57         $ 62        $ 22          $ 22
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 88         $ 89        $ 69          $ 69
   Other expenses (a)                 .45%      .45%      .45%     After 5 years      $121         $118        $118          $118
                                     ----      ----      ----      After 10 years     $214         $236(b)     $236(b)       $253
   Total fund
      operating expenses (e)         1.50%     2.20%     2.20%
                                     ====      ====      ====
Growth and Income Fund              Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .53%      .53%      .53%     After 1 year       $ 53         $ 59        $ 19          $ 19
   12b-1 fees                         .20%     1.00%     1.00%     After 3 years      $ 74         $ 78        $ 58          $ 58
   Other expenses (a)                 .30%      .32%      .31%     After 5 years      $ 97         $100        $100          $100
                                     ----      ----      ----      After 10 years     $163         $195(b)     $195(b)       $216
   Total fund
      operating expenses             1.03%     1.85%     1.84%
                                     ====      ====      ====

--------------------------------------------------------------------------------
  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .76%, .74% and .75%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.81%, 2.49% and 2.50%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 7.81%, 7.83% and 7.83%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 9.26%, 9.98% and 9.98%, respectively, for Class A, Class B and Class C shares.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 13.72%, 14.42% and 14.42%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Net of expense reimbursements. Absent of expense reimbursements, total fund operating expenses for Global Small Cap Fund would be 2.61%, 3.27% and 3.31%, respectively, for Class A, Class B and Class C shares.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Alliance Premier Growth Fund and All-Asia Investment Fund reflects estimated annualized expenses for the Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Funds' current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund and Worldwide Privatization Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Counterpoint Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Counterpoint Fund, Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has, except as noted otherwise, been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for Counterpoint Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
All-Asia Investment Fund
   Class A
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .11 (c)        $  .13             $  .24           $ 0.00          $ 0.00
   Class B
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .09 (c)        $  .13             $  .22           $ 0.00          $ 0.00
   Class C
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .08 (c)        $  .16             $  .24           $ 0.00          $ 0.00
Alliance Fund
   Class A
   12/1/94 to 5/31/95+++.....     $  6.63        $  .01            $  .81             $  .82           $ (.01)        $ (1.00)
   1/1/94 to 11/30/94**......        6.85           .01              (.23)              (.22)            0.00            0.00
   Year ended 12/31/93.......        6.68           .02               .93                .95             (.02)           (.76)
   Year ended 12/31/92.......        6.29           .05               .87                .92             (.05)           (.48)
   Year ended 12/31/91.......        5.22           .07              1.70               1.77             (.07)           (.63)
   Year ended 12/31/90.......        6.87           .09              (.32)              (.23)            (.18)          (1.24)
   Year ended 12/31/89.......        5.60           .12              1.19               1.31             (.04)           0.00
   Year ended 12/31/88.......        5.15           .08               .80                .88             (.08)           (.35)
   Year ended 12/31/87.......        6.87           .08               .27                .35             (.13)          (1.94)
   Year ended 12/31/86.......       11.15           .11               .87                .98             (.10)          (5.16)
   Year ended 12/31/85.......        9.18           .20              2.51               2.71             (.23)           (.51)
   Class B
   12/1/94 to 5/31/95+++.....     $  6.50        $  .05            $  .72             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.76          (.03)             (.23)              (.26)            0.00            0.00
   Year ended 12/31/93.......        6.64          (.03)              .91                .88             0.00            (.76)
   Year ended 12/31/92.......        6.27          (.01)(b)           .87                .86             (.01)           (.48)
   3/4/91++ to 12/31/91......        6.14           .01 (b)           .79                .80             (.04)           (.63)
   Class C
   12/1/94 to 5/31/95+++.....     $  6.50        $ (.10)           $  .87             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.77          (.03)             (.24)              (.27)            0.00            0.00
   5/3/93++ to 12/31/93......        6.67          (.02)              .88                .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/94 to 4/30/95+++.....     $ 25.08        $  .08            $  .88             $  .96           $ (.11)        $  (.41)
   5/1/94 to 10/31/94**......       23.89           .09              1.10               1.19             0.00            0.00
   Year ended 4/30/94........       22.67          (.01)(c)          3.55               3.54             0.00           (2.32)
   Year ended 4/30/93........       20.31           .05 (c)          3.68               3.73             (.14)          (1.23)
   Year ended 4/30/92........       17.94           .29 (c)          3.95               4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91.......       13.61           .17 (c)          4.22               4.39             (.06)           0.00
   Class B
   11/1/94 to 4/30/95+++.....     $ 21.21        $ 0.00            $  .74             $  .74           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.27           .01               .93                .94             0.00            0.00
   Year ended 4/30/94........       19.68          (.07)(c)          2.98               2.91             0.00           (2.32)
   Year ended 4/30/93........       18.16          (.06)(c)          3.23               3.17             (.03)          (1.62)
   Year ended 4/30/92........       16.88           .17 (c)          3.67               3.84             (.21)          (2.35)
   Year ended 4/30/91........       14.38           .08 (c)          3.22               3.30             (.09)           (.71)
   Year ended 4/30/90........       14.13           .01 (b)(c)       1.26               1.27             0.00           (1.02)
   Year ended 4/30/89........       12.76          (.01)(c)          2.44               2.43             0.00           (1.06)
   10/23/87+ to 4/30/88......       10.00          (.02)(c)          2.78               2.76             0.00            0.00
   Class C
   11/1/94 to 4/30/95+++.....     $ 21.22        $ 0.00            $  .73             $  .73           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.28           .01               .93                .94             0.00            0.00
   8/2/93++ to 4/30/94.......       21.47          (.02)(c)          1.15               1.13             0.00           (2.32)
Premier Growth Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 11.41        $ (.02)           $ 2.15             $ 2.13           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.78          (.09)             (.28)              (.37)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.05)             1.05               1.00             (.01)           0.00
   9/28/92+ to 11/30/92......       10.00           .01               .78                .79             0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 11.29        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.15)             (.28)              (.43)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.10)             1.03                .93             0.00            0.00
   9/28/92+ to 11/30/92......       10.00          0.00               .79                .79             0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 11.30        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.09)             (.33)              (.42)            0.00
   5/3/93++ to 11/30/93......       10.48          (.05)             1.29               1.24             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ 0.00           $10.24          2.40%          $    1,917           .19%*          3.44%*            51%

       $ 0.00           $10.22          2.20%          $    3,019           .90%*          2.73%*            51%

       $ 0.00           $10.24          2.40%          $      185           .71%*          2.87%*            51%


       $(1.01)          $ 6.44         15.01%          $  812,401          1.07%*           .44%*            41%
         0.00             6.63         (3.21)             760,679          1.05*            .21*             63
         (.78)            6.85         14.26              831,814          1.01             .27              66
         (.53)            6.68         14.70              794,733           .81             .79              58
         (.70)            6.29         33.91              748,226           .83            1.03              74
        (1.42)            5.22         (4.36)             620,374           .81            1.56              71
         (.04)            6.87         23.42              837,429           .75            1.79              81
         (.43)            5.60         17.10              760,619           .82            1.38              65
        (2.07)            5.15          4.90              695,812           .76            1.03             100
        (5.26)            6.87         12.60              652,009           .61            1.39              46
         (.74)           11.15         31.52              710,851           .59            1.96              62

       $(1.00)          $ 6.27         14.36%          $   22,603          1.88%*          (.32)%*           41%
         0.00             6.50         (3.85)              18,138          1.89*           (.60)*            63
         (.76)            6.76         13.28               12,402          1.90            (.64)             66
         (.49)            6.64         13.75                3,825          1.64            (.04)             58
         (.67)            6.27         13.10                  852          1.64*            .10*             74

       $(1.00)          $ 6.27         14.36%          $    6,868          1.91%*          (.38)%*           41%
         0.00             6.50         (3.99)               6,230          1.87*           (.59)*            63
         (.76)            6.77         13.95                4,006          1.94*           (.74)*            66


       $ (.52)          $25.52          4.04%          $  213,281          1.37%*           .69%*            25%
         0.00            25.08          4.98              167,800          1.35*            .86*             24
        (2.32)           23.89         15.66              102,406          1.40 (f)         .32              87
        (1.37)           22.67         18.89               13,889          1.40 (f)         .20             124
        (1.87)           20.31         23.61                8,228          1.40 (f)        1.44             137
         (.06)           17.94         32.40                  713          1.40*(f)        1.99*            130

       $ (.42)          $21.53          3.68%          $1,051,753          2.07%*          (.01)%*           25%
         0.00            21.21          4.64              751,521          2.05*            .16*             24
        (2.32)           20.27         14.79              394,227          2.10 (f)        (.36)             87
        (1.65)           19.68         18.16               56,704          2.15 (f)        (.53)            124
        (2.56)           18.16         22.75               37,845          2.15 (f)         .78             137
         (.80)           16.88         24.72               22,710          2.10 (f)         .56             130
        (1.02)           14.38          8.81               15,800          2.00 (f)         .07             165
        (1.06)           14.13         20.31                7,672          2.00 (f)        (.03)            139
         0.00            12.76         27.60                1,938          2.00*(f)        (.40)*            52

       $ (.42)          $21.53          3.63%          $  154,857          2.07%*          (.01)%*           25%
         0.00            21.22          4.64              114,455          2.05*            .16*             24
        (2.32)           20.28          5.27               64,030          2.10*(f)        (.31)*            87


       $ (.67)          $12.87         19.94%          $   41,921          1.92%*          (.36)%*           58%
         0.00            11.41         (3.14)              35,146          1.96            (.67)             98
         (.01)           11.78          9.26               40,415          2.18            (.61)             68
         0.00            10.79          7.90                4,893          2.17*(f)         .91*(f)           0

       $ (.67)          $12.70         19.70%          $  157,167          2.43%*          (.88)%*           58%
         0.00            11.29         (3.67)             139,988          2.47           (1.19)             98
         0.00            11.72          8.64              151,600          2.70           (1.14)             68
         0.00            10.79          7.90               19,941          2.68*(f)         .35*(f)           0

       $ (.67)          $12.71         19.68%          $    8,638          2.42%*          (.87)%*           58%
         0.00            11.30         (3.58)               7,332          2.47           (1.16)             98
         0.00            11.72         11.83                3,899          2.79*          (1.35)*            68

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Counterpoint Fund
   Class A
   10/1/94 to 3/31/95+++.....     $17.14           $(.07)           $ 1.31            $ 1.24            $0.00          $(2.62)
   Year ended 9/30/94........      20.89            (.10)             (.82)             (.92)            0.00           (2.83)
   Year ended 9/30/93........      19.45            (.01)             2.60              2.59             (.04)          (1.11)
   Year ended 9/30/92........      19.08             .13              1.76              1.89             (.16)          (1.36)
   Year ended 9/30/91........      15.18             .17              4.92              5.09             (.20)           (.99)
   Year ended 9/30/90........      19.86             .23             (3.63)            (3.40)            (.20)          (1.08)
   Year ended 9/30/89........      15.02             .21              5.30              5.51             (.23)           (.44)
   Year ended 9/30/88........      18.05             .27             (2.09)            (1.82)            (.26)           (.95)
   Year ended 9/30/87........      14.26             .26              4.20              4.46             (.36)           (.31)
   Year ended 9/30/86........      10.98             .37              3.31              3.68             (.35)           (.09)
   2/28/85+ to 9/30/85.......      10.00             .13               .85               .98             0.00            0.00
   Class B
   10/1/94 to 3/31/95+++.....     $16.94           $(.07)           $ 1.23            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.82            (.08)             (.97)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.07)             2.38              2.31             0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $16.95           $(.10)           $ 1.26            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.83            (.14)             (.91)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.05)             2.37              2.32             0.00            0.00
Technology Fund
   Class A
   12/1/94 to 5/31/95+++.....     $31.98           $(.11)           $ 7.94            $ 7.83            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      26.12            (.32)             6.18              5.86             0.00            0.00
   Year ended 12/31/93.......      28.20            (.29)             6.39              6.10             0.00           (8.18)
   Year ended 12/31/92.......      26.38            (.22)(b)          4.31              4.09             0.00           (2.27)
   Year ended 12/31/91.......      19.44            (.02)            10.57             10.55             0.00           (3.61)
   Year ended 12/31/90.......      21.57            (.03)             (.56)             (.59)            0.00           (1.54)
   Year ended 12/31/89.......      20.35            0.00              1.22              1.22             0.00            0.00
   Year ended 12/31/88.......      20.22            (.03)              .16               .13             0.00            0.00
   Year ended 12/31/87.......      23.11            (.10)             4.54              4.44             0.00           (7.33)
   Year ended 12/31/86.......      20.64            (.14)             2.62              2.48             (.01)           0.00
   Year ended 12/31/85.......      16.52             .02              4.30              4.32             (.20)           0.00
   Class B
   12/1/94 to 5/31/95+++.....     $31.61           $(.14)           $ 7.75            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.23)             5.86              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.12)             6.84              6.72             0.00           (8.18)
   Class C
   12/1/94 to 5/31/95+++.....     $31.61           $(.18)           $ 7.79            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.24)             5.87              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.13)             6.85              6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/94 to 3/31/95+++.....     $22.65           $(.13)           $  .54           $   .41            $0.00          $(3.86)
   Year ended 9/30/94........      24.43            (.60)             (.36)             (.96)            0.00            (.82)
   Year ended 9/30/93........      19.34            (.41)             6.38              5.97             0.00            (.88)
   Year ended 9/30/92........      21.27            (.24)            (1.53)            (1.77)            0.00            (.16)
   Year ended 9/30/91........      15.67            (.05)             5.71              5.66             (.06)           0.00
   Year ended 9/30/90........      24.84             .03 (b)         (7.18)            (7.15)            0.00           (2.02)
   Year ended 9/30/89........      17.60             .02 (b)          7.40              7.42             0.00            (.18)
   Year ended 9/30/88........      24.47            (.08)            (2.08)            (2.16)            0.00           (4.71)
   Year ended 9/30/87(d).....      21.80            (.14)             5.88              5.74             0.00           (3.07)
   Year ended 9/30/86(d).....      17.25            0.00              5.54              5.54             (.03)           (.96)
   Year ended 9/30/85(d).....      14.67             .04              2.87              2.91             (.11)           (.22)
   Class B
   10/1/94 to 3/31/95+++.....     $21.92           $(.19)           $  .50           $   .31            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.53)             (.61)            (1.14)            0.00            (.82)
   Year ended 9/30/93........      19.07            (.18)             5.87              5.69             0.00            (.88)
   Year ended 9/30/92........      21.14            (.39)            (1.52)            (1.91)            0.00            (.16)
   Year ended 9/30/91........      15.66            (.13)             5.67              5.54             (.06)           0.00
   9/17/90++ to 9/30/90......      17.17            (.01)            (1.50)            (1.51)            0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $21.92           $(.20)           $  .53           $   .33            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.36)             (.78)            (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93.......      20.33            (.10)             3.65              3.55             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

        $(2.62)         $15.76            9.07%         $ 36,714          2.23%*            (.84)%*             8%
         (2.83)          17.14           (4.91)           42,712          1.94              (.43)              25
         (1.15)          20.89           13.76            67,356          1.79              (.04)              48
         (1.52)          19.45           10.76            70,876          1.62               .79               39
         (1.19)          19.08           35.39            59,690          1.64              1.02               38
         (1.28)          15.18          (17.91)           49,198          1.72              1.38               57
          (.67)          19.86           38.25            60,478          1.69              1.28               37
         (1.21)          15.02           (8.94)           44,789          1.76              1.93               33
          (.67)          18.05           32.24            57,752          1.64 (f)          1.68 (f)           24
          (.40)          14.26           34.00            36,713          1.55 (f)          2.88 (f)           17
          0.00           10.98            9.80            22,365          1.50*(f)          3.20*(f)            6

        $(2.62)         $15.48            8.67%         $  1,303          3.03%*           (1.57)%*             8%
         (2.83)          16.94           (5.63)              527          2.73             (1.17)              25
          0.00           20.82           12.48               120          3.35*            (1.60)*             48

        $(2.62)         $15.49            8.66%         $    483          2.94%*           (1.54)%*             8%
         (2.83)          16.95           (5.62)              418          2.66             (1.11)              25
          0.00           20.83           12.53               242          3.22*            (1.34)*             48


        $(3.17)         $36.64           27.21%         $255,131          1.59%*            (.65)%*            23%
          0.00           31.98           22.43           202,929          1.66*            (1.22)*             55
         (8.18)          26.12           21.63           173,732          1.73             (1.32)              64
         (2.27)          28.20           15.50           173,566          1.61              (.90)              73
         (3.61)          26.38           54.24           191,693          1.71              (.20)             134
         (1.54)          19.44           (3.08)          131,843          1.77              (.18)             147
          0.00           21.57            6.00           141,730          1.66               .02              139
          0.00           20.35            0.64           169,856          1.42(f)           (.16)(f)          139
         (7.33)          20.22           19.16           167,608          1.31(f)           (.56)(f)          248
          (.01)          23.11           12.03           147,733          1.13(f)           (.57)(f)          141
          (.20)          20.64           26.24           147,114          1.14(f)            .07 (f)          259

        $(3.17)         $36.05           26.80%         $ 88,367          2.47%*           (1.51)%*            23%
          0.00           31.61           21.67            18,397          2.43*            (1.95)*             55
         (8.18)          25.98           24.49             1,645          2.57*            (2.30)*             64

        $(3.17)         $36.05           26.80%         $ 16,555          2.45%*           (1.49)%*            23%
          0.00           31.61           21.67             7,470          2.41*            (1.94)*             55
         (8.18)          25.98           24.49             1,096          2.52*            (2.25)*             64


        $(3.86)         $19.20            3.89%         $131,172          1.80%*           (1.26)%*            80%
          (.82)          22.65           (4.05)          155,470          1.67             (1.15)             110
          (.88)          24.43           31.58           228,874          1.65             (1.00)             102
          (.16)          19.34           (8.34)          252,140          1.62              (.89)             128
          (.06)          21.27           36.28           333,806          1.64              (.22)             118
         (2.02)          15.67          (30.81)          251,102          1.66               .16               90
          (.18)          24.84           42.68           263,099          1.73               .10               90
         (4.71)          17.60           (8.61)           90,713          1.28(f)           (.40)(f)           58
         (3.07)          24.47           29.61           134,676          1.18(f)           (.56)(f)           76
          (.99)          21.80           33.79           144,959          1.18               .02               84
          (.33)          17.25           20.29            77,067          1.18               .22               77

        $(3.86)         $18.37            3.52%         $ 12,876          2.63%*           (2.08)%*            80%
          (.82)          21.92           (4.92)           13,901          2.50             (1.98)             110
          (.88)          23.88           30.53            16,779          2.46             (1.81)             102
          (.16)          19.07           (9.05)            9,454          2.42             (1.67)             128
          (.06)          21.14           35.54             7,346          2.41             (1.28)             118
          0.00           15.66           (8.79)               71          2.09*             (.26)*             90

        $(3.86)         $18.39            3.62%         $  1,032          2.59%*           (2.06)%*            80%
          (.82)          21.92           (4.92)            1,220          2.48             (1.96)             110
          0.00           23.88           17.46               118          2.49*            (1.90)*            102

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
International Fund
   Class A
   Year ended 6/30/95.......       $18.38          $ .04            $   .01           $  .05            $0.00          $(1.62)
   Year ended 6/30/94.......        16.01           (.09)              3.02             2.93             0.00            (.56)
   Year ended 6/30/93.......        14.98           (.01)              1.17             1.16             (.04)           (.09)
   Year ended 6/30/92.......        14.00            .01 (b)           1.04             1.05             (.07)           0.00
   Year ended 6/30/91.......        17.99            .05              (3.54)           (3.49)            (.03)           (.47)
   Year ended 6/30/90.......        17.24            .03               2.87             2.90             (.04)          (2.11)
   Year ended 6/30/89.......        16.09            .05               3.73             3.78             (.13)          (2.50)
   Year ended 6/30/88.......        23.70            .17              (1.22)           (1.05)            (.21)          (6.35)
   Year ended 6/30/87.......        22.02            .15               4.31             4.46             (.03)          (2.75)
   Year ended 6/30/86.......        11.94            .02              10.50            10.52             (.03)           (.41)
   Class B
   Year ended 6/30/95.......       $17.90          $(.01)           $  (.08)         $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.19) (b)          2.91             2.72             0.00            (.56)
   Year ended 6/30/93.......        14.81           (.12)              1.14             1.02             0.00            (.09)
   Year ended 6/30/92.......        13.93           (.11) (b)          1.02              .91             (.03)           0.00
   9/17/90++ to 6/30/91.....        15.52            .03              (1.12)           (1.09)            (.03)           (.47)
   Class C
   Year ended 6/30/95.......       $17.91          $(.14)           $   .05          $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.11)              2.84             2.73             0.00            (.56)
   5/3/93++ to 6/30/93......        15.93           0.00               (.19)            (.19)            0.00            0.00
Worldwide Privatization Fund
   Class A
   Year ended 6/30/95.......       $ 9.75          $ .06             $  .37           $  .43            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .01               (.26)            (.25)            0.00            0.00
   Class B
   Year ended 6/30/95.......       $ 9.74          $ .02             $  .34           $  .36            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .00               (.26)            (.26)            0.00            0.00
   Class C
   2/8/95++ to 6/30/95......       $ 9.53          $ .05             $  .52           $  .57            $0.00          $ 0.00
New Europe Fund
   Class A
   Year ended 7/31/95.......       $12.66          $ .04             $ 2.50           $ 2.54           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.53            .09                .04              .13             0.00            0.00
   Year ended 2/28/94.......         9.37            .02 (b)           3.14             3.16             0.00            0.00
   Year ended 2/28/93.......         9.81            .04               (.33)            (.29)            (.15)           0.00
   Year ended 2/29/92.......         9.76            .02 (b)            .05              .07             (.02)           0.00
   4/2/90+ to 2/28/91.......        11.11 (e)        .26               (.91)            (.65)            (.26)           (.44)
   Class B
   Year ended 7/31/95.......       $12.41          $(.05)            $ 2.44           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.32            .07                .02              .09             0.00            0.00
   Year ended 2/28/94.......         9.28           (.05) (b)          3.09             3.04             0.00            0.00
   Year ended 2/28/93.......         9.74           (.02)              (.33)            (.35)            (.11)           0.00
   3/5/91++ to 2/29/92......         9.84           (.04) (b)          (.04)            (.08)            (.02)           0.00
   Class C
   Year ended 7/31/95.......       $12.42          $(.07)            $ 2.46           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.33            .06                .03              .09             0.00            0.00
   5/3/93++ to 2/28/94......        10.21           (.04) (b)          2.16             2.12             0.00            0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/95.......       $11.08          $(.09)            $ 1.50           $ 1.41            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.24           (.15)              (.01)            (.16)            0.00            0.00
   Year ended 9/30/93.......         9.33           (.15)              2.49             2.34             0.00            (.43)
   Year ended 9/30/92.......        10.55           (.16)             (1.03)           (1.19)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.06)              2.35             2.29             0.00            0.00
   Year ended 9/30/90.......        15.54           (.05) (b)         (4.12)           (4.17)            0.00           (3.11)
   Year ended 9/30/89.......        11.41           (.03)              4.25             4.22             0.00            (.09)
   Year ended 9/30/88.......        15.07           (.05)             (1.83)           (1.88)            0.00           (1.78)
   Year ended 9/30/87.......        15.47           (.07)              4.19             4.12             (.04)          (4.48)
   Year ended 9/30/86.......        12.94            .05               3.74             3.79             (.04)          (1.22)
   Class B
   Year ended 7/31/95.......       $10.78          $(.12)            $ 1.40           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.05)            (.22)            0.00            0.00
   Year ended 9/30/93.......         9.20           (.15)              2.38             2.23             0.00            (.43)
   Year ended 9/30/92.......        10.49           (.20)             (1.06)           (1.26)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.07)              2.30             2.23             0.00            0.00
   9/17/90++ to 9/30/90.....         9.12           (.01)              (.85)            (.86)            0.00            0.00
   Class C
   Year ended 7/31/95.......       $10.79          $(.17)            $ 1.45           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.04)            (.21)            0.00            0.00
   5/3/93++ to 9/30/93......         9.86           (.05)              1.19             1.14             0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

      $(1.62)           $16.81            .59%          $165,584            1.73%             .26%            119%
        (.56)            18.38          18.68            201,916            1.90             (.50)             97
        (.13)            16.01           7.86            161,048            1.88             (.14)             94
        (.07)            14.98           7.52            179,807            1.82              .07              72
        (.50)            14.00         (19.34)           214,442            1.73              .37              71
       (2.15)            17.99          16.98            265,999            1.45              .33              37
       (2.63)            17.24          27.65            166,003            1.41              .39              87
       (6.56)            16.09          (4.20)           132,319            1.41              .84              55
       (2.78)            23.70          23.05            194,716            1.30              .77              58
        (.44)            22.02          90.87            139,326            1.29              .16              62

      $(1.62)           $16.19           (.22)%         $ 48,998            2.57%            (.62)%           119%
        (.56)            17.90          17.65             29,943            2.78            (1.15)             97
        (.09)            15.74           6.98              6,363            2.70             (.96)             94
        (.03)            14.81           6.54              5,585            2.68             (.70)             72
        (.50)            13.93          (6.97)             3,515            3.39*             .84*             71

      $(1.62)           $16.20           (.22)%         $ 19,395            2.54%            (.88)%           119%
        (.56)            17.91           17.72            13,503            2.78            (1.12)             97
        0.00             15.74          (1.19)               229            2.57*             .08*             94


      $ 0.00            $10.18           4.41%          $ 13,535            2.56%             .66%             36%
        0.00              9.75          (2.50)             4,990            2.75*            1.03*              0

      $ 0.00            $10.10           3.70%          $ 79,359            3.27%             .01%             36%
        0.00              9.74          (2.60)            22,859            3.45*             .33*              0

      $ 0.00            $10.10           5.98%          $    338           3.27%*           2.65%*             36%


      $ (.09)           $15.11          20.22%          $ 86,112            2.09%             .37%             74%
        0.00             12.66           1.04             86,739            2.06*            1.85*             35
        0.00             12.53          33.73             90,372            2.30              .17              94
        (.15)             9.37          (2.82)            79,285            2.25              .47             125
        (.02)             9.81            .74            108,510            2.24              .16              34
        (.70)             9.76          (5.63)           188,016            1.52*            2.71*             48

      $ (.09)           $14.71          19.42%          $ 34,527            2.79%           (.33)%             74%
        0.00             12.41            .73             31,404            2.76*            1.15*             35
        0.00             12.32          32.76             20,729            3.02             (.52)             94
        (.11)             9.28          (3.49)             1,732            3.00             (.50)            125
        (.02)             9.74            .03              1,423            3.02*           (.71)*             34

      $ (.09)           $14.72          19.40%          $  7,802            2.78%            (.33)%            74%
        0.00             12.42            .73             11,875            2.76*            1.15*             35
        0.00             12.33          20.77             10,886            3.00*            (.52)*            94


      $(2.11)           $10.38          16.62%          $ 60,057            2.54%(f)        (1.17)%(f)        128%
        0.00             11.08          (1.42)            61,372            2.42*           (1.26)*            78
        (.43)            11.24          25.83             65,713            2.53            (1.13)             97
        (.03)             9.33         (11.30)            58,491            2.34             (.85)            108
        0.00             10.55          27.72             84,370            2.29             (.55)            104
       (3.11)             8.26         (31.90)            68,316            1.73             (.46)             89
        (.09)            15.54          37.34            113,583            1.56             (.17)            106
       (1.78)            11.41          (8.11)            90,071            1.54 (f)         (.50) (f)         74
       (4.52)            15.07          34.11            113,305            1.41 (f)         (.44) (f)         98
       (1.26)            15.47          31.76             90,354            1.22 (f)          .30  (f)        107

      $(2.11)           $ 9.95          15.77%          $  5,164            3.20%(f)        (1.92)%(f)        128%
        0.00             10.78          (2.00)             3,889            3.15*           (1.93)*            78
        (.43)            11.00          24.97              1,150            3.26            (1.85)             97
        (.03)             9.20         (12.03)               819            3.11            (1.31)            108
        0.00             10.49          27.00                121            2.98            (1.39)            104
        0.00              8.26          (9.43)               183            2.61*           (1.30)*            89

      $(2.11)           $ 9.96          15.75%          $  1,407            3.25%(f)       (2.10)%(f)         128%
        0.00             10.79          (1.91)             1,330            3.13*          (1.92)*             78
        0.00             11.00          11.56                261            3.75*          (2.51)*             97

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/95........     $16.26          $ .34  (c)         $ 1.64           $ 1.98           $ (.22)        $  (.04)
   Period ended 7/31/94**....      16.46            .07  (c)           (.27)            (.20)            0.00            0.00
   Year ended 4/30/94........      16.97            .16  (c)            .74              .90             (.24)          (1.17)
   Year ended 4/30/93........      17.06            .39  (c)            .59              .98             (.42)           (.65)
   Year ended 4/30/92........      14.48            .27  (c)           2.80             3.07             (.17)           (.32)
   9/4/90++ to 4/30/91.......      12.51            .34  (c)           1.66             2.00             (.03)           0.00
   Class B
   Year ended 7/31/95........     $14.10          $ .22  (c)         $ 1.40           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.30            .03  (c)           (.23)            (.20)            0.00            0.00
   Year ended 4/30/94........      14.92            .06  (c)            .63              .69             (.14)          (1.17)
   Year ended 4/30/93........      15.51            .23  (c)            .53              .76             (.25)          (1.10)
   Year ended 4/30/92........      13.96            .22  (c)           2.70             2.92             (.29)          (1.08)
   Year ended 4/30/91........      12.40            .43  (c)           1.60             2.03             (.47)           0.00
   Year ended 4/30/90........      11.97            .50  (b)(c)         .60             1.10             (.25)           (.42)
   Year ended 4/30/89........      11.45            .48  (c)           1.11             1.59             (.30)           (.77)
   10/23/87+ to 4/30/88......      10.00            .13  (c)           1.38             1.51             (.06)           0.00
   Class C
   Year ended 7/31/95........     $14.11          $ .16  (c)        $  1.46           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.31            .03  (c)           (.23)            (.20)            0.00            0.00
   8/2/93++ to 4/30/94.......      15.64            .15  (c)           (.17)            (.02)            (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/95........     $13.38              $ .46          $ 1.62           $ 2.08           $ (.36)        $  (.02)
   Period ended 7/31/94**....      14.40                .29            (.74)            (.45)            (.28)           (.29)
   Year ended 9/30/93........      13.20                .34            1.29             1.63             (.43)           0.00
   Year ended 9/30/92........      12.64                .44             .57             1.01             (.45)           0.00
   Year ended 9/30/91........      10.41                .46            2.17             2.63             (.40)           0.00
   Year ended 9/30/90........      14.13                .45           (2.14)           (1.69)            (.40)          (1.63)
   Year ended 9/30/89........      12.53                .42            2.18             2.60             (.46)           (.54)
   Year ended 9/30/88........      16.33                .46           (1.07)            (.61)            (.44)          (2.75)
   Year ended 9/30/87........      14.64                .67            1.62             2.29             (.60)           0.00
   Year ended 9/30/86........      11.74                .68            3.40             4.08             (.65)           (.53)
   Class B
   Year ended 7/31/95........     $13.23              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.27                .22            (.75)            (.53)            (.22)           (.29)
   Year ended 9/30/93........      13.13                .29            1.22             1.51             (.37)           0.00
   Year ended 9/30/92........      12.61                .37             .54              .91             (.39)           0.00
   2/4/91++ to 9/30/91.......      11.84                .25             .80             1.05             (.28)           0.00
   Class C
   Year ended 7/31/95........     $13.24              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.28                .24            (.77)            (.53)            (.22)           (.29)
   5/3/93++ to 9/30/93.......      13.63                .11             .71              .82             (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/94 to 4/30/95+++.....     $ 9.69              $ .28         $   .04          $   .32           $ (.25)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .96           (1.02)            (.06)            (.05)(g)        (.20)
   Class B
   11/1/94 to 4/30/95+++.....     $ 9.68              $ .24         $   .06          $   .30           $ (.22)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .88            (.98)            (.10)            (.06)(g)        (.16)
   Class C
   11/1/94 to 4/30/95+++.....     $ 9.66              $ .25         $   .04          $   .29           $ (.22)         $ 0.00
   Year ended 10/31/94.......      10.47                .50            (.85)            (.35)            (.11)(g)        (.35)
   Year ended 10/31/93.......       9.80                .52             .51             1.03             (.36)           0.00
   Year ended 10/31/92.......      10.00                .55            (.28)             .27             (.47)           0.00
   10/25/91+ to 10/31/91.....      10.00                .01            0.00              .01             (.01)           0.00
Utility Income Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .20 (c)     $   .67          $   .87           $ (.23)         $ 0.00
   Year ended 11/30/94.......       9.92                .42 (c)        (.89)            (.47)            (.48)           0.00
   10/18/93+ to 11/30/93.....      10.00                .02 (c)        (.10)            (.08)            0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 8.96              $ .15 (c)     $   .69          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.91                .37 (c)        (.91)            (.54)            (.41)           0.00
   10/18/93+ to 11/30/93.....      10.00                .01 (c)        (.10)            (.09)            0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .13 (c)     $   .71          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.92                .39 (c)        (.93)            (.54)            (.41)           0.00
   10/27/93+ to 11/30/93.....      10.00                .01 (c)        (.09)            (.08)            0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

    $  (.26)           $17.98             12.40%          $ 10,952       1.40% (f)         2.07%              172%
       0.00             16.26             (1.22)             9,640       1.40* (f)         1.63*               21
      (1.41)            16.46              5.06              9,822       1.40  (f)         1.67               139
      (1.07)            16.97              5.85              8,637       1.40  (f)         2.29                98
       (.49)            17.06             20.96              6,843       1.40  (f)         1.92               103
       (.03)            14.48             16.00                443       1.40* (f)         3.54*              137

    $  (.16)           $15.56             11.63%          $ 37,301       2.10% (f)         1.38%              172%
       0.00             14.10             (1.40)            43,578       2.10* (f)          .92*               21
      (1.31)            14.30              4.29             43,616       2.10  (f)          .93               139
      (1.35)            14.92              4.96             36,155       2.15  (f)         1.55                98
      (1.37)            15.51             20.14             31,842       2.15  (f)         1.34               103
       (.47)            13.96             16.73             22,552       2.10  (f)         3.23               137
       (.67)            12.40              8.85             19,523       2.00  (f)         3.85               120
      (1.07)            11.97             14.66              5,128       2.00  (f)         4.31               103
       (.06)            11.45             15.10              2,344       2.00* (f)         2.44*               72

    $  (.16)           $15.57             11.62%          $  4,113       2.10% (f)         1.38%              172%
       0.00             14.11             (1.40)             4,317       2.10* (f)          .93*               21
      (1.31)            14.31               .45              4,289       2.10* (f)          .69*               139


    $  (.38)           $15.08             15.99%          $122,033       1.32%             3.12%              179%
       (.57)            13.38             (3.21)           157,637       1.27*             2.50*              116
       (.43)            14.40             12.52            172,484       1.35              2.50               188
       (.45)            13.20              8.14            143,883       1.40              3.26               204
       (.40)            12.64             25.52            154,230       1.44              3.75                70
      (2.03)            10.41            (13.12)           140,913       1.36              4.01               169
      (1.00)            14.13             22.27            159,290       1.42              3.29               132
      (3.19)            12.53             (1.10)           111,515       1.42              3.74               190
       (.60)            16.33             15.80            129,786       1.17              4.14               136
      (1.18)            14.64             35.01             78,900        .99              4.78                26

    $  (.30)           $14.88             15.07%          $ 15,080       2.11%             2.30%              179%
       (.51)            13.23             (3.80)            14,347       2.05*             1.73*              116
       (.37)            14.27             11.65             12,789       2.13              1.72               188
       (.39)            13.13              7.32              6,499       2.16              2.46               204
       (.28)            12.61              8.96              1,830       2.13*             3.19*               70

    $  (.30)           $14.89             15.06%          $  5,108       2.09%             2.32%              179%
       (.51)            13.24             (3.80)             6,254       2.03*             1.81*              116
       (.17)            14.28              6.01              1,487       2.29*             1.47*              188


    $  (.25)           $ 9.76              3.48%          $  1,237       2.25%*            6.00%*             105%
       (.25)             9.69              (.54)               600       2.52*             6.11*              126

    $  (.22)           $ 9.76              3.21%          $  2,876       2.93%*            5.30%*             105%
       (.22)             9.68              (.99)             1,998       3.09*             5.07*              126

    $  (.22)           $ 9.73              3.11%          $ 52,193       2.89%*            5.28%*             105%
       (.46)             9.66             (3.44)            64,027       2.67              3.82               126
       (.36)            10.47             10.65            106,034       2.32              6.85               101
       (.47)             9.80              2.70            152,617       2.33              5.47               108
       (.01)            10.00               .11             41,813       0.00* (f)          .94*                0


    $  (.23)           $ 9.61              9.71%          $  2,510       1.50%*(f)         3.42*%              63%
       (.48)             8.97             (4.86)             1,068       1.50  (f)         4.13                30
       0.00              9.92              (.80)               229       1.50* (f)         2.35*               11

    $  (.20)           $ 9.60              9.31%          $  5,580       2.20%*(f)         2.74*%              63%
       (.41)             8.96             (5.59)             2,353       2.20  (f)         3.53                30
       0.00              9.91              (.90)               244       2.20* (f)         2.84*               11

    $  (.20)           $ 9.61              9.41 %         $  3,504       2.20%*(f)         2.83*%              63%
       (.41)             8.97             (5.58)             2,651       2.20  (f)         3.60                30
       0.00              9.92              (.80)                18       2.20* (f)         3.08*               11

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Growth and Income Fund
   Class A
   11/1/94 to 4/30/95+++....     $ 2.35            $ .02            $   .13           $   .15          $ (.03)         $ (.12)
   Year ended 10/31/94......       2.61              .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93......       2.48              .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92......       2.52              .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91......       2.28              .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90......       3.02              .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89......       3.05              .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88......       3.48              .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87......       3.52              .11               (.03)              .08            (.12)           0.00
   Year ended 10/31/86......       3.01              .12                .92              1.04            (.13)           (.40)
   Year ended 10/31/85......       2.93              .14                .42               .56            (.15)           (.33)
   Class B
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93......       2.47              .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92......       2.52              .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91.....       2.40              .04                .12               .16            (.04)           0.00
   Class C
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   5/3/93++ to 10/31/93.....       2.43              .02                .17               .19            (.02)           0.00

--------------------------------------------------------------------------------
  + Commencement of operations.

 ++ Commencement of distribution.

+++ Unaudited.

  * Annualized.

 ** Reflects a change in fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) Based on average shares outstanding.

(c) Net of fee waiver and/or expense reimbursement.

(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.

(e) Net of offering costs of ($.05).

(f) Net of expenses assumed and/or waived/reimbursed. If Growth Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 8.79% (annualized) for 1991, 1.94% for 1992, 1.84% for 1993 and
    1.46% for the fiscal period ended April 30, 1994; with respect to Class B shares, 13.92% (annualized) for 1988, 7.03% for 1989, 3.62% for 1990, 3.06%
    for 1991, 2.65% for 1992, 2.52% for 1993 and 2.13% for the fiscal period ended April 30, 1994; and with respect to Class C shares, 2.13% (annualized) for the fiscal period ended April 30, 1994. If Premier Growth Fund had borne all expenses, the expense ratios would have been 3.33% (annualized) and 3.78% (annualized) for Class A and Class B shares, respectively; and net investment income ratios would have been (.25)% (annualized) and (.75)% (annualized) for Class A and Class B shares, respectively. If Counterpoint Fund had borne all expenses, the expense ratios for Class A shares would have been 1.77% (annualized), 1.60% and 1.73% for the periods ended in 1985, 1986 and 1987, respectively; and the investment income ratios for Class A shares would have been 2.93% (annualized) for 1985, 2.83% for 1986 and 1.51% for 1987. If Technology Fund had borne all expenses, the expense ratios would have been 1.43%, 1.40%, 1.59% and 1.73% for the periods ended in 1985, 1986, 1987, and 1988, respectively; and the investment income ratios would have been (.23)% for 1985, (.85)% for 1986, (.84)% for 1987, and (.46)% for
    1988. If Quasar Fund had borne all expenses, the expense ratios would have been 1.37% for 1987 and 1.64% for 1988; and the investment income ratios would have been (.75)% for 1987 and (.75)% for 1988. If Global Small Cap Fund had borne all expenses, the expense ratios would have been 1.33% for 1986, 1.61% for 1987 and 1.86% for 1988; and 2.61%, 3.27%, and 3.31% for
    Class A, Class B and Class C shares, respectively, for the fiscal year ended July 31, 1995 and the investment income ratios would have been .19% for 1986, (.63)% for 1987 and (.82)% for 1988. If Strategic Balanced Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 11.59% (annualized) for 1991, 2.05% for 1992, 1.85% for 1993, 1.70% for the fiscal year ended April 30, 1994, 1.94% (annualized) for the fiscal period ended July 31, 1994, and 1.81% for fiscal year ended July 31, 1995; with respect to Class B shares, 10.61% (annualized) for 1988, 7.82% for 1989, 3.59% for 1990, 2.93% for 1991, 2.70% for 1992, 2.56% for
    1993, 2.42% for the fiscal year ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.49% for fiscal year ended July 31, 1995; and with respect to Class C shares, 2.07% (annualized) for the fiscal period ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.50% for the fiscal year ended July 31, 1995. If Income Builder Fund had borne all expenses, the expense ratio would have been 1.99% (annualized). If Utility Income Fund had borne all expenses, the expense ratios would have been 145.63% (annualized), 133.62% (annualized) and 148.03% (annualized) for Class A, Class B and Class C shares, respectively, for the fiscal period ended November 30, 1993, 13.72%, 14.42% and 14.42% for Class A, Class B and Class C shares, respectively, for 1994, and 6.70% (annualized), 7.41% (annualized), and 7.40% (annualized) for Class A, Class B, and Class C shares respectively for the fiscal period ended
    May 31, 1995.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) Includes $(.08) distribution from paid-in capital.

(k) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ (.15)           $ 2.35           5.70 %         $410,917         2.00%*         1.07%*              92%
         (.24)             2.35           (.67)           414,386         1.03           2.36                68
         (.22)             2.61          14.98            459,372         1.07           2.38                91
         (.21)             2.48           7.23            417,018         1.09           2.63               104
         (.39)             2.52          31.03            409,597         1.14           2.74                84
         (.53)             2.28          (8.55)           314,670         1.09           3.40                76
         (.56)             3.02          21.59            377,168         1.08           3.49                79
         (.86)             3.05          16.45            350,510         1.09           3.09                66
         (.12)             3.48           2.04            348,375          .86           2.77                60
         (.53)             3.52          34.92            347,679          .81           3.31                11
         (.48)             3.01          19.53            275,681          .95           3.78                15

       $ (.14)           $ 2.34           6.25 %         $108,846         1.17%*         1.88%*              92%
         (.22)             2.34          (1.50)           102,546         1.85           1.56                68
         (.20)             2.60          14.22             76,633         1.90           1.58                91
         (.20)             2.47           6.22             29,656         1.90           1.69               104
         (.04)             2.52           6.83             10,221         1.99*          1.67*               84

       $ (.14)           $ 2.34           6.25 %         $ 23,863         1.16%*         1.87%*              92%
         (.22)             2.34          (1.50)            19,395         1.84           1.61                68
         (.02)             2.60           7.85              7,774         1.96*          1.45*               91

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.


--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high-grade instruments, U.S. Government securities and high-quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities with ratings below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended September 29, 1995, the Fund did not invest in any lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Counterpoint Fund

Alliance Counterpoint Fund ("Counterpoint Fund") is a diversified investment company that seeks long-term capital growth by investing principally in price-depressed, undervalued or out-of-favor equity securities. Secondarily, the Fund seeks current income. The Fund follows a flexible investment policy which allows it to shift among equity alternatives depending on such factors as relative growth rates, normalized price-earnings ratios and yields. It selects securities based on fundamental business and financial factors (e.g., financial strength, book values, asset values, earnings and dividends) and reasonable current valuations (weighing the factors against market prices) and focuses on the relationship of a company's earning power and dividend payout to the price of its stock. The Fund's investment strategy can be characterized as unconventional or "contrarian" in that its holdings often have relatively low normalized price-earnings ratios and, when purchased, are often believed by Alliance to be overlooked or undervalued in the marketplace. (A "normalized" price-earnings ratio is one that has been adjusted to eliminate the effects of the economic cycle. Alliance may conclude that a company's normalized price-earnings ratio is low in comparison to either the company's price-earnings history or the price-earnings ratios of comparable companies.)

Because it evaluates securities based on their long-term potential, the Fund is best suited for investors who understand and can accept the risk that the securities held by the Fund may not appreciate or yield significant income over the shorter term. The Fund invests in companies experiencing poor operating results, which may include companies whose earnings have been severely depressed by unfavorable operating conditions or special competitive or product obsolescence problems, if it believes that they will react positively to changing economic conditions or will restructure or take other actions to overcome adversity. The Fund invests in listed and unlisted securities, and will invest in any company and industry and in any type of security that may help it achieve its objectives. While its strategy normally emphasizes equity securities, the Fund also invests in fixed-income securities when such investments can provide capital growth, such as when interest rates decline, and to generate income.

The Fund may also: (i) invest up to 5% of its total assets in warrants; (ii) invest up to 15% of its total assets in foreign securities; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 5% of its net assets would be invested in such securities and assets; (iv) write exchange-listed covered call options, unless as a result the amount of its securities subject to call options would exceed 5% of its total assets; (v) lend portfolio securities equal in value to not more than 15% of its total assets; (vi) purchase and sell stock index futures contracts; and (vii) enter into repurchase agreements on U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At July 31, 1995, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. Although the Fund will invest in any country believed to present attractive investment opportunities, currently approximately 70% of the Fund's total assets are invested in countries with established economies.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high-quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At July 31, 1995, approximately 30% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and
(vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities;
(v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis;
(viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities: (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investments."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices --Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities. The investments of All-Asia Investment Fund in depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Neither Premier Growth Fund nor Counterpoint Fund may purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. In connection with the purchase of stock index futures contracts, a Fund will deposit in a segregated account with its custodian an amount of cash, U.S. Government securities or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Premier Growth Fund and Counterpoint Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Each Fund, other than Income Builder Fund, will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasted market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high-grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Counterpoint Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in a particular industry; (iii) borrow money except for temporary or emergency purposes, including meeting redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of its total assets at the time the borrowing is made; (iv) invest more than 10% of its net assets in the aggregate in restricted and not readily marketable securities; (v) invest more than 10% of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor); or (vi) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or repurchase agreements not terminable within seven days.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities;
(iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities
(not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion; (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's in vestments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the british pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. From 1990 through 1994, the pound sterling declined at an average annual rate of approximately 3.6% against the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom.

The United Kingdom's largest stock exchange is the International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange), which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3593.0 on October 18, 1995, up 17% from the end of 1994.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is running in excess of the November 1994 budget estimate, as a result of decreased revenue growth and increased government spending. The PSBR estimate for the 1996-97 fiscal year has also been raised, but is still expected to be under the European Union limit.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has recently fallen from its post-World War II high against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 46% through the beginning of 1993. In 1993, the TOPIX increased by approximately 9% from the end of 1992, and by the end of 1994 increased by approximately 8% from the end of 1993. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The average price/earnings ratio of Japanese companies, however, are high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June of 1995 the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the third since 1993, and the first in 47 years led by a socialist, is not assured. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               Purchase And Sale
--------------------------------------------------------------------------------
                                   Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                     Initial Sales Charge
                          as % of                           Commission to
                         Net Amount        as % of        Dealer/Agent as %
Amount Purchased          Invested      Offering Price    of Offering Price
---------------------------------------------------------------------------
Less than $100,000         4.44%             4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000         3.36              3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000         2.30              2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000       1.78              1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

             Year Since Purchase                          CDSC
             -------------------------------------------------
             First....................................    4.0%
             Second...................................    3.0%
             Third....................................    2.0%
             Fourth...................................    1.0%
             Fifth....................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an "Autosell" application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES


You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
The Alliance Fund      Alfred Harrison since 1989--         Associated with
                       Vice Chairman of Alliance Capital    Alliance
                       Management Corporation
                       ("ACMC")*

                       Paul H. Jenkel since 1985--          Associated with
                       Senior Vice President of ACMC        Alliance

Growth Fund            Tyler Smith since inception--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Premier Growth Fund    Alfred Harrison since inception--    (see above)
                       (see above)

Counterpoint Fund      David P. Handke, Jr. since           Associated with
                       inception--Vice President of ACMC    Alliance

                       Jon H. Outcalt since inception--     Associated with
                       Senior Vice President of ACMC        Alliance

Technology Fund        Peter Anastos since 1992--           Associated with
                       Senior Vice President of ACMC        Alliance

                       Gerald T. Malone since 1992--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund            Alden M. Stewart since 1994--        Associated with
                       Executive Vice President of ACMC     Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Randall E. Haase since 1994--        Associated with
                       Senior Vice President of ACMC        Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Timothy Rice since 1993--            Associated with
                       Vice President of ACMC               Alliance

International Fund     A. Rama Krishna since 1993--         Associated with
                       Senior Vice President of ACMC        Alliance since
                       and director of Asian Equity         1993, prior
                       research                             thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide              Mark H. Breedon since inception---   Associated with
Privatization          Senior Vice President of ACMC        Alliance
                       and Director and Vice President
                       of Alliance Capital Limited ("ACL")***

New Europe Fund        Eric N. Perkins since 1992--         Associated with
                       Senior Vice President of ACMC        Alliance
                       and director of European equity
                       research

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
All-Asia Investment    A. Rama Krishna--                    (see above)
Fund                   Since inception (see above)

Global Small Cap       Ronald L. Simcoe since 1993--        Associated with
Fund                   Vice President of ACMC               Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Alden Stewart since 1994--           (see above)
                       (see above)

                       Randall E. Haase since 1994--        (see above)
                       (see above)

                       Timothy Rice since 1993--            (see above)
                       (see above)

Strategic Balanced     Bruce W. Calvert since 1990--        Associated with
Fund                   Vice Chairman and the Chief          Alliance
                       Investment Officer of ACMC

Balanced Shares        Bruce W. Calvert since 1990--        Associated with
                       (see above)                          Alliance

Income Builder Fund    Andrew M. Aran since 1994--          Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            March 1991; prior
                                                            thereto, a Vice
                                                            President of
                                                            PaineWebber, Inc.

                       Thomas M. Perkins since 1991--       Associated with
                       Senior Vice President of ACMC        Alliance

Utility Income Fund    Alan Levi since 1994--               Associated with
                       Senior Vice President and            Alliance
                       Director of Research of ACMC

                       Gregory Allison since 1995--         Associated with
                       Portfolio Manager of Utility         Alliance since
                       Income Fund                          1994; prior
                                                            thereto associated
                                                            with
                                                            Gabelli & Co.

Growth & Income        Paul Rissman since 1994--            Associated with
Fund                   Vice President of ACMC               Alliance

--------------------------------------------------------------------------------
  * The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of

Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of June 30, 1995, OAM had approximately $1.5 billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of June 30, 1995 of approximately $6.6 billion.

EXPENSES OF ALL-ASIA INVESTMENT FUND

In addition to the payments to Alliance under the Advisory Agreement and Administration Agreement with All-Asia Investment Fund, all as described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses (iv) clerical, accounting and other office costs, (v) costs of printing each Fund's prospectuses and shareholder reports, (vi) costs of maintaining each Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filings with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services, and (xi) such promotional expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to, .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                                Amount of Unreimbursed Distribution Expenses
                                                        (as % of Net Assets of Class)
                                           -----------------------------------------------------
                                              Class B                           Class C
------------------------------------------------------------------------------------------------
Alliance Fund..................    $ 1,442,425         (7.95%)        $  399,204         (6.41%)
Growth Fund....................    $24,134,216         (3.21%)        $  529,804         (0.46%)
Premier Growth Fund............    $ 3,230,541         (2.31%)        $  165,741         (2.26%)
Counterpoint Fund..............    $   119,047        (22.58%)        $  125,891        (30.08%)
Technology Fund................    $   698,886         (3.80%)        $  221,888         (2.97%)
Quasar Fund....................    $   557,782         (4.01%)        $   87,823         (7.20%)
International Fund.............    $ 1,672,131         (3.41%)        $  455,492         (2.35%)
Worldwide Privatization Fund...    $   138,862          (.17%)        $      569          (.17%)
New Europe Fund................    $ 1,630,288         (4.72%)        $  298,375         (3.82%)
All-Asia Fund..................    $   349,468        (11.58%)        $    3,881         (2.09%)
Global Small Cap Fund..........    $   922,746        (17.87%)        $  327,084        (23.25%)
Income Builder Fund............    $   224,734        (11.25%)        $1,507,457         (2.35%)
Strategic Balanced Fund........    $   759,314         (2.04%)        $  219,442         (5.34%)
Balanced Shares................    $   965,505         (6.40%)        $  262,338         (5.14%)
Utility Income Fund............    $   248,868        (10.58%)        $  236,172         (8.91%)
Growth and Income Fund.........    $ 2,607,181         (2.54%)        $  355,256         (1.83%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1989), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), Alliance Counterpoint Fund (1984) and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Fund, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund will include performance data for each class of shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

--------------------------------------------------------------------------------
                       Alliance Subscription Application
--------------------------------------------------------------------------------

                           The Alliance Stock Funds


                                 Alliance Fund
                                  Growth Fund
                              Premier Growth Fund
                               Counterpoint Fund
                                Technology Fund

                                  Quasar Fund
                              International Fund
                         Worldwide Privatization Fund
                                New Europe Fund
                                 All-Asia Fund
                             Global Small Cap Fund

                            Strategic Balanced Fund
                                Balanced Shares
                              Income Builder Fund
                              Utility Income Fund
                             Growth & Income Fund

--------------------------------------------------------------------------------
                         Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 7)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   - Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           Subscription Application
--------------------------------------------------------------------------------

                             Alliance Stock Funds

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. Your Account Registration   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Owner's Name   (First Name)                   (MI)                    (Last Name)

           -            -
    -------------------------------------------
     Social Security Number (Required to open account)

    ---------------------------------------------------------------------------------------------------
     Joint Owner's Name*   (First Name)            (MI)                    (Last Name)

     *Joint Tenants with right of survivorship unless otherwise indicated

[_] GIFT/TRANSFER TO A MINOR

    ---------------------------------------------------------------------------------------------------
     Custodian - One Name Only  (First Name)       (MI)                    (Last Name)

    ---------------------------------------------------------------------------------------------------
     Minor (First Name)                            (MI)                    (Last Name)

            -           -
    -------------------------------------------
     Minor's Social Security Number (Required to open account)
     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Name of Trustee

    ---------------------------------------------------------------------------------------------------
     Name of Trust

    ---------------------------------------------------------------------------------------------------
     Name of Trust (cont'd)

    ---------------------------------------------------------------------------------------------------
     Trust Dated                              Tax ID or Social Security Number (Required to open account)

[_] OTHER

    ---------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership or other Entity

    -------------------------------
     Tax ID Number

--------------------------------------------------------------------------------
                                  2. Address
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------
     Street

    ---------------------------------------------------------------------------------------------------
     City                                          State                   Zip Code

    ---------------------------------------------------------------------------------------------------
     If Non-U.S., Specify Country

          -              -                             -              -
    ---------------------------------            ---------------------------------
     Daytime Phone                                Evening Phone

     I am a:  [_]U.S. Citizen   [_]Non-Resident Alien   [_]Resident Alien   [_]Other


                    +++                               +++
                    +                                   +
                             For Alliance Use Only

                    +                                   +
                    +++                               +++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------
Minimum: $250; Maximum: Class B only - $250,000; Class C only - $5,000,000. Make all checks payable to The Alliance Stock Fund in which you are investing.

I hereby subscribe for shares of the following Alliance Stock Fund(s):

                                    Class A                             Class B                         Class C
                                 (Initial Sales        Dollar     (Contingent Deferred    Dollar     (Asset-based      Dollar
                                    Charge)            Amount        Sales Charge)        Amount     Sales Charge)     Amount
                                 ---------------- --------------- -------------------- ------------ --------------- --------------
[_]Alliance Fund                     [_](44)          ___________     [_](43)          ___________   [_](344)        ___________
[_]Growth Fund                       [_](31)          ___________     [_](01)          ___________   [_](331)        ___________
[_]Premier Growth Fund               [_](78)          ___________     [_](79)          ___________   [_](378)        ___________
[_]Counterpoint Fund                 [_](19)          ___________     [_](219)         ___________   [_](319)        ___________
[_]Technology Fund                   [_](82)          ___________     [_](282)         ___________   [_](382)        ___________
[_]Quasar Fund                       [_](26)          ___________     [_](29)          ___________   [_](326)        ___________
[_]International Fund                [_](40)          ___________     [_](41)          ___________   [_](340)        ___________
[_]Worldwide Privatization Fund      [_](112)         ___________     [_](212)         ___________   [_](312)        ___________
[_]New Europe Fund                   [_](62)          ___________     [_](58)          ___________   [_](362)        ___________
[_]All-Asia Fund                     [_](118)         ___________     [_](218)         ___________   [_](318)        ___________
[_]Global Small Cap Fund             [_](45)          ___________     [_](48)          ___________   [_](345)        ___________
[_]Strategic Balanced Fund           [_](32)          ___________     [_](02)          ___________   [_](332)        ___________
[_]Balanced Shares                   [_](96)          ___________     [_](75)          ___________   [_](396)        ___________
[_]Income Builder Fund               [_](111)         ___________     [_](211)         ___________   [_](311)        ___________
[_]Utility Income Fund               [_](9)           ___________     [_](209)         ___________   [_](309)        ___________
[_]Growth & Income Fund              [_](94)                          [_](74)                        [_](394)
                                                                          ------------------------------------------------------
                                                                           DEALER USE ONLY
to be purchased with the enclosed check or draft for $ __________          Wire Confirm No.:
                                                                           -----------------------------------------------------

--------------------------------------------------------------------------------
                      4. Reduced Charges  (Class A Only)
--------------------------------------------------------------------------------

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

------------------------------------------  -----------------------------------
Fund                                        Account Number

------------------------------------------  -----------------------------------
Fund                                        Account Number

A. Right of Accumulation
[_]Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. Statement of Intent
[_]I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[_]  $100,000    [_]  $250,000     [_]  $500,000     [_]  $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

------------------------------------------  ------------------------------------
Name on Account                             Account Number

------------------------------------------  ------------------------------------
Name on Account                             Account Number


--------------------------------------------------------------------------------
                            5. Distribution Options
--------------------------------------------------------------------------------

   If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)              [_] Reinvest dividends
                                           [_] Pay dividends in cash
                                           [_] Use Dividend Direction Plan

Capital Gains Distribution: (elect one)    [_] Reinvest capital gains
                                           [_] Pay capital gains in cash
                                           [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

--------------------------------------------------------------------------------
Fund Name                                    Existing Account No.

Special Distribution Instructions:   [_] Please pay my distributions via check
                                         and send to the address indicated in
                                         Section 2.
                                     [_] Please mail my distributions to the
                                         person and/or address designated below:

--------------------------------------  ----------------------------------------
Name                                    Address

--------------------------------------  --------------------------  ------------
City                                    State                       Zip

--------------------------------------------------------------------------------
                            6. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **

  I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

  ---------------------------------------------  -------------------------------
  Individual Account                             Date


  ---------------------------------------------  -------------------------------
  Joint Account                                  Date
**Your bank must be a member of the National Automated Clearing House
  Association (NACHA).

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance
   Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
   Instructions: . Review the information in the Prospectus about telephone transaction services.
                 . Check the box next to the telephone transaction service(s)
                   you desire.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

    Purchases and Redemptions via EFT**

    [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

    The fund requires signatures of bank account owners exactly as they appear on bank records.

    ---------------------------------------------  -----------------------------
    Individual Account Owner                       Date

    ---------------------------------------------  -----------------------------
    Joint Account Owner                            Date

    Telephone Exchanges and Redemptions by Check

    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

    [_] I do not elect the telephone exchange service.
             ---
    [_] I do not elect the telephone redemption by check service.
             ---

C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
   . $10,000 for monthly payments; . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in _________, 19__, for the amount
                                              Month
       of $_______________($50.00 minimum)


   Frequency:  (Please select one) [_] Monthly  [_] Bi-Monthly  [_] Quarterly
   [_] Annually  [_] In the months circled:  J  F  M  A  M  J  J  A  S  O  N  D

   Please send payments to: (please select one)

   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy. EFT not available to Class B shareowners other than retirement plans.

   [_] My address of record designated in Section 2.

   [_] The payee and address specified below:

   -----------------------------------------------------------------------------
    Name of Payee                                    Address

   -----------------------------------------------------------------------------
    City                                             State               Zip

D. AUTO EXCHANGE

   [_] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $____________ ($25.00 minimum) on the _________ day of the month, into the Alliance Fund noted below:

       Fund Name: ____________________________________

       [_] Existing account number:___________________ [_] New account

       Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.

--------------------------------------------------------------------------------
          7. Shareholder Authorization This section MUST be completed
--------------------------------------------------------------------------------

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

----------------------------------------  ----------------
Signature                                 Date

----------------------------------------  --------------  ----------------------
Signature                                 Date            Acceptance Date:

--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm
                  -------------------------------------------------------------
Authorized Signature
                     ----------------------------------------------------------
Representative First Name                  MI       Last Name
                          ----------------    -----           -----------------
Representative Number
                      ---------------------------------------------------------
Branch Office Address
                      ---------------------------------------------------------
City                        State                        Zip Code
     ----------------------       ----------------------          -------------

Branch Number                      Branch Phone (   )
             ---------------------              -------------------------------
** Your bank must be a member of the National
   Automated Clearing House Association (NACHA).               50074GEN-EQTYApp

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
FOR LITERATURE: TOLL FREE (800) 227-4618

PROSPECTUS AND APPLICATION

NOVEMBER 1, 1995

U.S. GOVERNMENT FUNDS                 GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.             -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                       GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                      -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                             GOVERNMENT FUND

MORTGAGE FUNDS                        CORPORATE BOND FUND
-ALLIANCE MORTGAGE                    -CORPORATE BOND PORTFOLIO
  STRATEGY TRUST
-ALLIANCE MORTGAGE SECURITIES
  INCOME FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                  PAGE
-------------------------------------------------------
The Funds at a Glance                                 2
Expense Information                                   4
Financial Highlights                                  7
Glossary                                             13
Description of the Funds                             14
  Investment Objectives and Policies                 14
  Additional Investment Practices                    20
  Certain Fundamental Investment Policies            31
  Risk Considerations                                32
Purchase and Sale of Shares                          37
Management of the Funds                              39
Dividends, Distributions and Taxes                   41
General Information.                                 42
Appendix A: Bond Ratings                            A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                              B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Funds invest in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Fund invests primarily in corporate debt securities.

Each fund or portfolio (each a 'Fund') is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A 'Statement of Additional Information' for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or 'Literature' telephone number.

Each Fund offers three classes of shares that may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the 'Class A shares'), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the 'Class B shares'), or (iii) without any initial or contingent deferred sales charge (the 'Class C shares'), except that Alliance World Income Trust offers only one class of shares which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See 'Purchase and Sale of Shares.'

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE
The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ('Alliance'), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.


U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.


MORTGAGE FUNDS

MORTGAGE STRATEGY TRUST
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality.

INVESTS PRIMARILY IN . . . A diversified portfolio of adjustable and fixed-rate mortgage-related securities that are U.S. Government securities or rated AAA by S&P or Aaa by Moody's or, if not rated, are of equivalent investment quality. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities.

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso, and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

INVESTS PRIMARILY IN . . . A diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See 'Description of the Funds-Additional Investment Practices' and '-Risk Considerations.'

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see 'Purchase and Sale of Shares.' In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                              EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, deferred sales charge, redemption fee or exchange fee. For each Fund, the 'Examples' below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                 --------------  --------------  --------------
Maximum sales charge imposed
  on purchases (as a percentage
  of offering price)                 4.25%(a)         None            None
Sales charge imposed on dividend
  reinvestments                       None            None            None
Deferred sales charge(as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)                 None            3.0%            None
                                                   during the
                                                   first year,
                                                 decreasing 1.0%
                                                 annually to 0%
                                                   after the
                                                  third year (b)
Exchange fee                          None            None            None
_______________________________________________________________________________

(A) REDUCED FOR LARGER PURCHASES. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.
(B) CLASS B SHARES OF EACH FUND AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.


                   ANNUAL OPERATING EXPENSES                                              EXAMPLES
--------------------------------------------------------------   -------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees(b)(after
  waiver)                           None      None      None     After 1 year       $ 56      $ 51      $ 21      $ 21
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 85      $ 76      $ 66      $ 66
Other expenses(a)(b)(after                                       After 5 years      $116      $113      $113      $113
  reimbursement)                   1.10%     1.10%     1.10%     After 10 years     $203      $209      $209      $243
Total fund operating
  expenses(b)                      1.40%     2.10%     2.10%

U.S. GOVERNMENT                   CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .53%      .53%      .53%     After 1 year       $ 52      $ 47      $ 17      $ 17
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 73      $ 64      $ 54      $ 54
Other expenses(a)                   .18%      .19%      .18%     After 5 years      $ 96      $ 93      $ 93      $ 93
Total fund operating                                             After 10 years     $161      $167      $167      $202
  expenses                         1.01%     1.72%     1.71%

MORTGAGE STRATEGY                 CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .65%      .65%      .65%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $101      $ 93      $ 83      $ 83
Other expenses                                                   After 5 years      $143      $141      $141      $142
  Interest expense                  .65%      .66%      .69%     After 10 years     $259      $266      $266      $301
  Other operating expenses(a)       .34%      .35%      .34%
Total other expenses                .99%     1.01%     1.03%
Total fund operating expenses(h)   1.94%     2.66%     2.68%

MORTGAGE SECURITIES INCOME        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .51%      .51%      .51%     After 1 year       $ 57      $ 52      $ 22      $ 22
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 87      $ 78      $ 68      $ 68
Other expenses                                                   After 5 years      $119      $117      $117      $116
  Interest expense                  .43%      .43%      .43%     After 10 years     $211      $217      $217      $250
  Other operating expenses(a)       .23%      .24%      .23%
Total other expenses                .66%      .67%      .66%
Total fund operating expenses(i)   1.47%     2.18%     2.17%



PLEASE REFER TO THE FOOTNOTES ON PAGE 5.


4



                 ANNUAL OPERATING EXPENSES                                             EXAMPLES
--------------------------------------------------------------    -------------------------------------------------------
WORLD INCOME
Management fees(c)(after waiver)               .49%               After 1 year                  $19
12b-1 fees(c)(after waiver)                    .68%               After 3 years                 $60
Other expenses(a)                              .73%               After 5 years                $103
Total fund operating expenses(c)              1.90%               After 10 years               $222

SHORT-TERM MULTI-MARKET            CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .55%      .55%      .55%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 82      $ 73      $ 63      $ 62
Other expenses(a)                    .44%      .45%      .43%     After 5 years      $110      $108      $108      $107
Total fund operating expenses       1.29%     2.00%     1.98%     After 10 years     $192      $198      $198      $231

MULTI-MARKET STRATEGY              CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .60%      .60%      .60%     After 1 year       $ 58      $ 53      $ 23      $ 23
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 91      $ 82      $ 72      $ 72
Other expenses                                                    After 5 years      $125      $123      $123      $123
  Interest expense                   .07%      .07%      .07%     After 10 years     $223      $230      $230      $264
  Other operating expenses(a)        .62%      .63%      .63%
Total other expenses                 .69%      .70%      .70%
Total fund operating expenses(d)    1.59%     2.30%     2.30%

NORTH AMERICAN
GOVERNMENT INCOME                  CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(e)                   .65%      .65%      .65%     After 1 year       $ 69      $ 64      $ 34      $ 34
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $123      $114      $104      $104
Other expenses                                                    After 5 years      $179      $177      $177      $177
  Interest expense                  1.16%     1.15%     1.15%     After 10 years     $333      $338      $338      $368
  Other operating expenses(a)        .59%      .60%      .60%
Total other expenses                1.75%     1.75%     1.75%
Total fund operating expenses(f)    2.70%     3.40%     3.40%

GLOBAL DOLLAR GOVERNMENT           CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(g)                   .75%      .75%      .75%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $101      $ 92      $ 82      $ 82
Other expenses(a)                                                 After 5 years      $142      $140      $140      $140
                                     .88%      .89%      .88      After 10 years     $258      $264      $264      $296
Total fund operating expenses       1.93%     2.64%     2.63%

CORPORATE BOND                     CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(h)                   .63%      .63%      .63%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 80      $ 72      $ 62      $ 61
Other expenses(a)                    .32%      .36%      .32%     After 5 years      $108      $107      $107      $105
Total fund operating expenses       1.25%     1.99%     1.95%     After 10 years     $187      $195      $195      $227


+ ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
++ ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
(A) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE, BASED ON A FIXED DOLLAR AMOUNT CHARGED TO THE FUND FOR EACH SHAREHOLDER'S ACCOUNT. NET OF VOLUNTARY
(B) FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES
     WOULD HAVE BEEN 2.86% FOR CLASS A, 2.78% FOR CLASS B AND 2.68% FOR CLASS
     C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 3.71% FOR CLASS A, 4.33% FOR CLASS B AND 4.23% FOR CLASS C.
(C) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN
     .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.28%.
(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.52%, FOR CLASS B, 2.23% AND FOR CLASS C, 2.23%.
(E) REPRESENTS .65 OF 1% OF THE AVERAGE DAILY VALUE OF THE FUND'S ADJUSTED TOTAL NET ASSETS.
(F) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.54%, FOR CLASS B, 2.25% AND FOR CLASS C, 2.25%.
(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.29%, FOR CLASS B, 2.00%, FOR CLASS C, 1.99%.
(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.04%, FOR CLASS B, 1.75%, FOR CLASS C, 1.74%


5



The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See 'Management of the Funds-Distribution Services Agreements.' The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME, 'interest expense' represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See 'Risk Considerations-Effects of Borrowing.' Excluding interest expense, total fund operating expenses of each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME would be lower (see notes (e) and (g) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The management fee rate of GLOBAL DOLLAR GOVERNMENT is higher than that paid by most other investment companies, but Alliance believes the fee is comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED
REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


6

                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and for U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND has been audited by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the 'Literature' telephone number shown on the cover of this Prospectus.


7



                                                     NET         NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------

SHORT-TERM U.S. GOVERNMENT
CLASS A
Year Ended 8/31/95            $9.67        $.42        $.05        $.47       $(.41)      $0.00
Period Ended 8/31/94**         9.77         .14        (.09)        .05        (.12)       0.00
Year Ended 4/30/94            10.22         .35        (.29)        .06        (.42)       0.00
5/4/92+ to 4/30/93            10.00         .46         .34         .80        (.46)       (.12)

CLASS B
Year Ended 8/31/95            $9.78        $.36        $.04        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.88         .10        (.07)        .03        (.11)       0.00
Year Ended 4/30/94            10.31         .40        (.39)        .01        (.35)       0.00
5/4/92+ to 4/30/93            10.00         .38         .33         .71        (.38)       (.02)

CLASS C
Year Ended 8/31/95            $9.77        $.34        $.06        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.87         .10        (.07)        .03        (.11)       0.00
8/2/93++ to 4/30/94           10.34         .26        (.42)       (.16)       (.25)       0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/95            $7.84        $.64        $.13)       $.77       $(.65)      $0.00
Year Ended 6/30/94             8.64         .65        (.80)       (.15)       (.65)       0.00
Year Ended 6/30/93             8.34         .69         .29         .98        (.68)       0.00
Year Ended 6/30/92             8.01         .70         .35        1.05        (.72)       0.00
Year Ended 6/30/91             8.14         .81        (.11)        .70        (.83)       0.00
Year Ended 6/30/90             8.49         .86        (.38)        .48        (.83)       0.00
Year Ended 6/30/89             8.51         .89        (.03)        .86        (.88)       0.00
Year Ended 6/30/88             8.90         .93        (.39)        .54        (.93)       0.00
Year Ended 6/30/87             9.24         .98        (.34)        .64        (.98)       0.00
12/1/85+ to 6/30/86            9.45         .63        (.21)        .42        (.63)       0.00

CLASS B
Year Ended 6/30/95            $7.84        $.58        $.13        $.71       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.80)       (.21)       (.59)       0.00
Year Ended 6/30/93             8.34         .62         .30         .92        (.62)       0.00
9/30/91++ to 6/30/92           8.25         .49         .09         .58        (.49)       0.00

CLASS C
Year Ended 6/30/95            $7.83        $.58        $.14        $.72       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.81)       (.22)       (.59)       0.00
4/30/93++ to 6/30/93           8.56         .10         .08         .18        (.10)       0.00

MORTGAGE SECURITIES INCOME
CLASS A
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.49        $.77       $(.30)      $0.00
Year Ended 12/31/94            9.29         .57       (1.13)       (.56)       (.58)       0.00
Year Ended 12/31/93            9.08         .67         .23         .90        (.67)       0.00
Year Ended 12/31/92            9.21         .77        (.09)        .68        (.81)       0.00
Year Ended 12/31/91            8.79         .88         .41        1.29        (.87)       0.00
Year Ended 12/31/90            8.76         .87         .03         .90        (.87)       0.00
Year Ended 12/31/89            8.81         .97        (.05)        .92        (.97)       0.00
Year Ended 12/31/88            9.03         .99        (.23)        .76        (.98)       0.00
Year Ended 12/31/87            9.74        1.00        (.68)        .32       (1.00)       (.03)
Year Ended 12/31/86            9.97        1.06        (.02)       1.04       (1.06)       (.21)
Year Ended 12/31/85            9.54        1.22         .43        1.65       (1.22)       0.00

CLASS B
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.46        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
Year Ended 12/31/93            9.08         .61         .22         .83        (.60)       0.00
1/30/92++ to 12/31/92          9.16         .68        (.08)        .60        (.68)       0.00

CLASS C
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.29        $.45        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
5/3/93++ to 12/31/93           9.30         .40        0.00         .40        (.40)       0.00

MORTGAGE STRATEGY
CLASS A
Six Months Ended 5/31/95
  (unaudited)                 $9.51        $.28       $(.03)       $.25       $(.27)      $(.00)
Year Ended 11/30/94            9.94         .42        (.32)        .10        (.48)       (.01)
Year Ended 11/30/93            9.84         .57         .11         .68        (.58)       0.00
6/1/92+ to 11/30/92           10.00         .35        (.17)        .18        (.34)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.24       $(.03)      $(.21)      $(.23)      $0.00
Year Ended 11/30/94            9.94         .39        (.35)        .04        (.42)       (.01)
Year Ended 11/30/93            9.84         .49         .12         .61        (.51)       0.00
6/1/92+ to 11/30/92           10.00         .31        (.17)        .14        (.30)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.25       $(.04)       $.21       $(.23)      $0.00
Year Ended 11/30/94            9.94         .37        (.33)        .04        (.42)       (.01)
5/3/93++ to 11/30/93           9.98         .27        (.03)        .24        (.28)       0.00

WORLD INCOME
Six Months Ended 4/30/95
  (unaudited)                 $1.88        $.06       $(.22)      $(.16)      $(.05)      $0.00
Year Ended 10/31/94            1.90         .18        (.12)        .06        (.05)       0.00
Year Ended 10/31/93            1.91         .22        (.16)        .06        (.07)       0.00
Year Ended 10/31/92            1.98         .19        (.17)        .02        (.09)       0.00
12/3/90+ to 10/31/91           2.00         .14        (.03)        .11        (.13)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


8



                                                     TOTAL                              RATIO OF NET
 DISTRIBUTIONS                                     INVESTMENT   NET ASSETS                INVESTMENT
    IN EXCESS                TOTAL                   RETURN     AT END OF       RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET   BASED ON     PERIOD      OF EXPENSES    (LOSS)     PORTFOLIO
   INVESTMENT      OF         AND       VALUE END   NET ASSET    (000'S      TO AVERAGE   TO AVERAGE   TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD   VALUE (B)    OMITTED)    NET ASSETS   NET ASSETS     RATE
-------------- --------  -------------  ---------  ----------  -----------  ------------- -----------  ---------
     $(.03)      $0.00       $(.44)      $ 9.70        5.14%    $   2,997      1.40%(d)      4.56%         15%
      (.03)(a)    0.00        (.15)(c)     9.67         .53         2,272      1.40(d)       3.98         144
      (.09)(a)    0.00        (.51)(c)     9.77         .52         2,003      1.27(d)       4.41          55
      0.00        0.00        (.58)(c)    10.22        8.20         6,081      1.00*(d)      4.38*        294

     $(.03)      $0.00       $(.37)      $ 9.81        4.32%    $   6,380      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.78         .28         6,281      2.10(d)       3.22         144
      (.09)(a)    0.00        (.44)(c)     9.88         .03         7,184      2.05(d)       3.12          55
      0.00        0.00        (.40)(c)    10.31        7.22         1,292      1.75*(d)      3.36*        294

     $(.03)      $0.00       $(.37)      $ 9.80        4.33%    $   5,180      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.77         .28         7,128      2.10(d)       3.26         144
      (.06)(a)    0.00        (.31)(c)     9.87       (1.56)        8,763      2.10*(d)      2.60*         55


     $0.00       $0.00       $(.65)      $ 7.96       10.37%    $ 463,660      1.01%         8.27%        190%
      0.00        0.00        (.65)        7.84       (1.93)      482,595      1.02          7.76         188
      0.00        0.00        (.68)        8.64       12.23       527,968      1.10          8.04         386
      0.00        0.00        (.72)        8.34       13.52       492,448      1.12          8.43         418
      0.00        0.00        (.83)        8.01        8.97       491,910      1.07         10.02         402
      0.00        0.00        (.83)        8.14        5.99       510,675      1.09         10.35         455
      0.00        0.00        (.88)        8.49       10.87       532,525      1.11         10.70         148
      0.00        0.00        (.93)        8.51        6.41       529,909      1.14         10.70         149
      0.00        0.00        (.98)        8.90        7.00       496,600      1.07(d)      10.36         255
      0.00        0.00        (.63)        9.24        4.53       128,870      1.01*(d)      9.30*        193

     $0.00       $0.00       $(.59)      $ 7.96        9.52%    $ 774,097      1.72%         7.57%        190%
      0.00        0.00        (.59)        7.84       (2.63)      756,282      1.72          7.04         188
      0.00         .00        (.62)        8.64       11.45       552,471      1.81          7.25         386
      0.00         .00        (.49)        8.34        6.95        32,227      1.80*         7.40*        418

     $0.00       $0.00       $(.59)      $ 7.96        9.67%    $ 181,948      1.71%         7.59%        190%
      0.00        0.00        (.59)        7.83       (2.75)      231,859      1.70          6.97         188
      0.00         .00        (.10)        8.64        2.12        67,757      1.80*         6.00*        386


     $0.00       $0.00       $(.30)      $ 8.60        9.54%    $ 535,191      1.47%*        6.86%*       158%
      0.00        (.02)       (.60)        8.13       (6.14)      553,889      1.29          6.77         438
      (.02)       0.00        (.69)        9.29       10.14       848,069      1.00          7.20         622
      0.00        0.00        (.81)        9.08        7.73       789,898      1.18          8.56         555
      0.00        0.00        (.87)        9.21       15.44       544,171      1.16          9.92         439
      0.00        0.00        (.87)        8.79       11.01       495,353      1.12         10.09         393
      0.00        0.00        (.97)        8.76       10.98       556,077      1.13         11.03         328
      0.00        0.00        (.98)        8.81        8.64       619,572      1.11         10.80         239
      0.00        0.00       (1.03)        9.03        3.49       682,650      1.15         10.79         211
      0.00        0.00       (1.27)        9.74       11.18       756,730      1.00         10.86         190
      0.00        0.00       (1.22)        9.97       18.35       609,566       .87         12.30         164

     $0.00       $0.00       $(.26)      $ 8.61        9.26%   $  850,246      2.18%*        6.15%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)      921,418      2.00          6.05         438
      (.02)       0.00        (.62)        9.29        9.38     1,454,303      1.70          6.47         622
      0.00        0.00        (.68)        9.08        7.81     1,153,957      1.67*         5.92*        555

     $0.00       $0.00       $(.26)      $ 8.61        9.26%    $  51,991      2.17%*        6.16%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)       58,338      1.97          6.06         438
      (.01)       0.00        (.41)        9.29        4.34        91,724      1.67*         5.92*        622


     $0.00       $0.00       $(.27)      $ 9.49        2.64%    $  34,094      1.94%*(e)     5.53%*       197%
      0.00        (.04)       (.53)        9.51        1.03        43,173      1.34(e)       4.78         375
      0.00        0.00        (.58)        9.94        7.02        59,215      1.54(e)       5.66         499
      0.00        0.00        (.34)        9.84        1.84        24,186      1.44*(d)(e)   6.58*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%    $ 109,749      2.66%*(e)     4.83%*       197%
      0.00        (.03)       (.46)        9.52         .42       136,458      2.08(e)       4.12         375
      0.00        0.00        (.51)        9.94        6.27       168,157      2.26(e)       4.98         499
      0.00        0.00        (.30)        9.84        1.50       149,188      2.13*(d)(e)   6.01*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%      $92,940      2.68%*(e)     4.84%*       197%
      0.00        (.03)       (.46)        9.52         .42       141,838      2.04(e)       4.10         375
      0.00        0.00        (.28)        9.94        2.40       228,703      1.58*(e)      3.70*        499

     $0.00       $0.00       $(.05)      $ 1.67       (8.60)%   $  66,180      1.90%(d)      6.39%(d)     N/A
      0.00        (.03)       (.08)        1.88        3.27       103,310      1.70(d)       3.96(d)      N/A
      0.00        0.00        (.07)        1.90        3.51       149,623      1.54 (d)      5.14(d)      N/A
      0.00        0.00        (.09)        1.91        1.26       318,716      1.59(d)       7.21(d)      N/A
      0.00        0.00        (.13)        1.98        6.08     1,059,222      1.85*(d)      7.29*(d)     N/A


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


9



                                                      NET        NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------
SHORT-TERM MULTI-MARKET
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.27      $(1.18)      $(.91)      $(.36)      $0.00
Year Ended 10/31/94            9.25         .93        (.86)        .07        0.00        0.00
Year Ended 10/31/93            9.25         .92        (.32)        .60        (.60)       0.00
Year Ended 10/31/92            9.94         .91        (.86)        .05        (.72)       (.02)
Year Ended 10/31/91            9.89         .97         .06        1.03        (.97)       (.01)
Year Ended 10/31/90            9.69        1.09         .19        1.28       (1.08)       0.00
5/5/89+ to 10/31/89            9.70         .53        (.01)        .52        (.53)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.25      $(1.18)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .94        (.93)        .01        0.00        0.00
Year Ended 10/31/93            9.25         .87        (.34)        .53        (.53)       0.00
Year Ended 10/31/92            9.94         .84        (.86)       (.02)       (.65)       (.02)
Year Ended 10/31/91            9.89         .89         .07         .96        (.90)       (.01)
2/5/90++ to 10/31/90           9.77         .74         .12         .86        (.74)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.23      $(1.16)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .58        (.57)        .01        0.00        0.00
5/3/93++ to 10/31/93           9.18         .28         .05         .33        (.26)       0.00

MULTI-MARKET STRATEGY
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.27      $(1.22)      $(.95)      $(.33)      $0.00
Year Ended 10/31/94            8.94         .85       (1.08)       (.23)       (.09)       0.00
Year Ended 10/31/93            8.85        1.02        (.26)        .76        (.67)       0.00
Year Ended 10/31/92            9.91        1.00       (1.23)       (.23)       (.81)       (.02)
5/29/91+ to 10/28/91          10.00         .42        (.09)        .33        (.42)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.24      $(1.21)      $(.97)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .88       (1.18)       (.30)       (.08)       0.00
Year Ended 10/31/93            8.85         .92        (.22)        .70        (.61)       0.00
Year Ended 10/31/92            9.91        1.04       (1.34)       (.30)       (.74)       (.02)
5/29/91+ to 10/28/91          10.00         .39        (.09)        .30        (.39)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.25      $(1.23)      $(.98)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .46        (.75)       (.29)       (.09)       0.00
5/3/93++ to 10/31/93           8.76         .32         .16         .48        (.30)       0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .54      $(1.21)      $(.67)      $(.48)      $0.00
Year Ended 11/30/94           10.35        1.02       (2.12)      (1.10)       (.91)       0.00
Year Ended 11/30/93            9.70        1.09         .66        1.75       (1.09)       (.01)
3/27/92+ to 11/30/92          10.00         .69        (.31)        .38        (.68)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.35         .96       (2.13)      (1.17)       (.84)       0.00
Year Ended 11/30/93            9.70        1.01         .67        1.68       (1.02)       (.01)
3/27/92+ to 11/30/92          10.00         .64        (.31)        .33        (.63)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.34         .96       (2.12)      (1.16)       (.84)       0.00
5/3/93++ to 11/30/93          10.04         .58         .30         .88        (.58)       0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/95           $ 9.14       $ .86      $(1.10)      $(.24)      $(.88)      $0.00
2/25/94+ to 8/31/94           10.00         .45        (.86)       (.41)       (.45)       0.00

CLASS B
Year Ended 8/31/95           $ 9.14       $ .80      $(1.11)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CLASS C
Year Ended 8/31/95           $ 9.14       $ .79      $(1.10)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/95           $12.51       $1.19      $  .36       $1.55      $(1.14)      $0.00
Year Ended 6/30/94            14.15        1.11       (1.36)       (.25)      (1.11)       (.25)
Year Ended 6/30/93            12.01        1.25        2.13        3.38       (1.24)       0.00
Year Ended 6/30/92            11.21        1.06         .82        1.88       (1.08)       0.00
Year Ended 6/30/91            11.39        1.11        (.06)       1.05       (1.23)       0.00
Year Ended 6/30/90            12.15        1.24        (.86)        .38       (1.14)       0.00
Year Ended 6/30/89            11.82        1.12         .32        1.44       (1.11)       0.00
Year Ended 6/30/88            12.24        1.10        (.38)        .72       (1.14)       0.00
Nine Months Ended 6/30/87     12.25         .86        (.06)        .80        (.81)       0.00
Year Ended 9/30/86            11.52        1.20         .73        1.93       (1.20)       0.00
Year Ended 9/30/85            10.50        1.24        1.04        2.28       (1.26)       0.00

CLASS B
Year Ended 6/30/95           $12.50       $1.11      $  .36       $1.47      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.04)       (.25)
1/8/93++ to 6/30/93           12.47         .49        1.69        2.18        (.50)       0.00

CLASS C
Year Ended 6/30/95           $12.50       $1.10      $  .38       $1.48      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.05)       (.25)
5/30/93++ to 6/30/93          13.63         .16         .53         .69        (.17)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


10



                                                    TOTAL                               RATIO OF NET
 DISTRIBUTIONS                                    INVESTMENT   NET ASSETS                 INVESTMENT
    IN EXCESS                TOTAL                  RETURN     AT END OF        RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET  BASED ON     PERIOD       OF EXPENSES    (LOSS)    PORTFOLIO
   INVESTMENT      OF         AND       VALUE END  NET ASSET    (000'S       TO AVERAGE   TO AVERAGE  TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD  VALUE (B)    OMITTED)     NET ASSETS   NET ASSETS    RATE
-------------- --------  ------------- ---------- ----------  ------------  ------------- ----------- ---------
     $0.00       $0.00       $(.36)     $ 7.44      (10.52)%  $  377,025       1.29%*        7.32%*      119%
      0.00        (.61)       (.61)       8.71         .84       593,677       1.13          7.28        109
      0.00        0.00        (.60)       9.25        6.67       953,571       1.16          8.26        182
      0.00        0.00        (.74)       9.25         .49     1,596,903       1.10          9.00        133
      0.00        0.00        (.98)       9.94       10.91     2,199,393       1.09          9.64        146
      0.00        0.00       (1.08)       9.89       13.86     1,346,035       1.18         10.81        152
      0.00        0.00        (.53)       9.69        5.57       210,294       1.14*        10.83*        10
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%    $633,287       2.00%*        6.62%*      119%
      0.00        (.55)       (.55)       8.71         .12     1,003,633       1.85          6.58        109
      0.00        0.00        (.53)       9.25        5.91     1,742,703       1.87          7.57        182
      0.00        0.00        (.67)       9.25        (.24)    2,966,071       1.81          8.28        133
      0.00        0.00        (.91)       9.94       10.11     3,754,003       1.81          8.87        146
      0.00        0.00        (.74)       9.89        9.07     1,950,330       1.86*         9.90*       152
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%      $4,168       1.98%*        6.59%*      119%
      0.00        (.55)       (.55)       8.71         .12         8,136       1.83          6.50        109
      0.00        0.00        (.26)       9.25        3.66         5,538       1.82*         7.19*       182

     $0.00       $0.00       $(.33)     $ 6.76      (11.83)%  $   33,998       1.59%*(f)     7.80%*      156%
      0.00        (.58)       (.67)       8.04       (2.64)       52,385       1.41(f)       7.17        605
      0.00        0.00        (.67)       8.94        9.01        82,977       1.94(f)       9.17(g)     200
      0.00        0.00        (.83)       8.85       (2.80)      141,526       2.53(f)      10.58(g)     239
      0.00        0.00        (.42)       9.91        3.68       143,594       2.81*(f)     10.17*(g)    121
     $0.00       $0.00       $(.30)     $ 6.77      (12.09)%  $  141,783       2.30%*(f)     7.10%*      156%
      0.00        (.52)       (.60)       8.04       (3.35)      233,896       2.11(f)       6.44        605
      0.00        0.00        (.61)       8.94        8.25       431,186       2.64(f)       8.46(g)     200
      0.00        0.00        (.76)       8.85       (3.51)      701,465       3.24(f)       9.83(g)     239
      0.00        0.00        (.39)       9.91        3.36       662,981       3.53*(f)      9.40*(g)    121
     $0.00       $0.00       $(.30)     $ 6.76      (12.22)%        $856       2.30%*(f)     7.15%*      156%
      0.00        (.52)       (.61)       8.04       (3.34)        1,252       2.08(f)       6.10%       605%
      0.00        0.00        (.30)       8.94        5.54           718       2.44*(f)      7.17*(g)    200

     $0.00       $0.00       $(.48)     $ 6.98       (7.18)%  $  236,421       2.70%*(f)    17.21%*       60%
      0.00        (.21)      (1.12)       8.13      (11.32)      303,538       1.70(f)      11.22        131
      0.00        0.00       (1.10)      10.35       18.99       268,233       1.61(f)      10.77        254
      0.00        0.00        (.68)       9.70        3.49        61,702       2.45*(d)(f)  10.93*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.81)%  $1,157,639       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)    1,639,602       2.41(f)      10.53        131
      0.00        0.00       (1.03)      10.35       18.15     1,313,591       2.31(f)      10.01        254
      0.00        0.00        (.63)       9.70        3.30       216,317       3.13*(d)(f)  10.16*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.69)%  $  232,577       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)      369,714       2.39(f)      10.46        131
      0.00        0.00        (.58)      10.34        9.00       310,230       2.21*(f)      9.74*       254

     $0.00       $0.00       $(.88)     $ 8.02       (1.48)%  $   12,020       1.93%        11.25%       301%
      0.00        0.00        (.45)       9.14       (3.77)       10,995        .75*(d)      9.82*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.40)%  $   62,406       2.64%*       10.52%       301%
      0.00        0.00        (.42)       9.14       (4.17)       47,030       1.45*(d)      9.11*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.36)%  $    9,330       2.63%*       10.46%       301%
      0.00        0.00        (.42)       9.14       (4.16)       10,404       1.45*(d)      9.05*       100

     $0.00       $0.00      $(1.14)     $12.92       13.26%   $  230,750       1.24%         9.70%       387%
      (.03)       0.00       (1.39)      12.51       (2.58)      219,182       1.30          7.76        372
      0.00        0.00       (1.24)      14.15       29.62       216,171       1.39          9.29        579
      0.00        0.00       (1.08)      12.01       17.43        60,356       1.48          8.98        610
      0.00        0.00       (1.23)      11.21        9.71        62,268       1.44          9.84        357
      0.00        0.00       (1.14)      11.39        3.27        68,049       1.51         10.70        480
      0.00        0.00       (1.11)      12.15       12.99        52,381       1.84          9.53        104
      0.00        0.00       (1.14)      11.82        6.24        37,587       1.81          9.24         98
      0.00        0.00        (.81)      12.24        7.32        41,072       1.27          9.17         95
      0.00        0.00       (1.20)      12.25       17.19        45,178       1.08          9.80        240
      0.00        0.00       (1.26)      11.52       22.66        40,631       1.15         11.00        142
      0.00        0.00       (1.26)      10.50        6.44        36,435       1.18         11.88         10
     $0.00       $0.00      $(1.05)     $12.92       12.54%   $  241,393       1.99%         9.07%       387%
      (.01)       0.00       (1.30)      12.50       (3.27)      184,129       2.00          7.03        372
      0.00        0.00         (50)      14.15       17.75        55,508       2.10*         7.18*       579
     $0.00       $0.00      $(1.05)     $12.93       12.62%   $   51,028       1.84%         8.95%       387%
      0.00        0.00       (1.30)      12.50       (3.27)       50,860       1.99          6.98        372
      0.00        0.00        (.17)      14.15        5.08         5,115       2.05*         5.51*       579

PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


11



+    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
('EQUITABLE') SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE 'TRUST'), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER OF THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) 'TOTAL DIVIDENDS AND DISTRIBUTIONS' INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME WITH RESPECT TO CLASS A SHARES, FOR THE YEAR ENDED APRIL 30, 1994, OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995; WITH
RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995; AND WITH
RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.23% FOR THE YEAR ENDED AUGUST 31, 1995. IF U.S. GOVERNMENT HAD BORNE ALL
EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.22% FOR 1986 AND 1.09% FOR 1987. IF MORTGAGE STRATEGY HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, AND 3.36% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED).

(E) INCLUDES INTEREST EXPENSES. IF MORTGAGE STRATEGY HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, AND 1.29% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, AND 2.00% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 1.74% (ANNUALIZED) FOR 1993 AND 1.89% FOR 1994, 1.99% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993 AND 1.30% FOR 1994, 1.52% (ANNUALIZED) FOR THE
SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993 AND 2.01% FOR 1994, 2.23%
(ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993 AND 1.99% FOR 1994, 2.23% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A
SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993 AND 1.37% FOR 1994,
1.54% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993 AND 2.07% FOR
1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993 AND 2.06% FOR 1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.



12




                                     GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under 'Description of the Funds-Additional Investment Practices' and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of 'split-rated' fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba and BB or below, or determined by Alliance to be of equivalent quality and are commonly referred to as 'junk bonds.'

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities, SMRS, which are stripped mortgage-related securities, CMOS, which are collateralized mortgage obligations, GNMA CERTIFICATES, which are securities issued by the Government National
    Mortgage Association,
  FNMA CERTIFICATES, which are securities issued by the Federal National
    Mortgage Association, and
  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan
    Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and another of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'SECURITIES ACT').

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

13



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are 'fundamental' and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ('Short-Term U.S. Government') seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales 'against the box,' (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ('U.S. Government') seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see 'Additional Investment Practices.' The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Illinois, Louisiana, Maine, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, Oklahoma, Pennsylvania, Tennessee, Utah, Washington and Wyoming, (iii) credit unions chartered under the laws of Alaska*, California, Florida*, Maine, Nevada, New York, Ohio and Utah and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut, Delaware, Idaho, Indiana, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Dakota, Ohio, Oregon, Rhode Island, Tennessee, Texas, Washington and West Virginia. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

MORTGAGE FUNDS
The Mortgage Funds are diversified investment companies that have been designed to offer investors high current income from investment in mortgage-related securities.

ALLIANCE MORTGAGE STRATEGY TRUST
Alliance Mortgage Strategy Trust, Inc. ('Mortgage Strategy') seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality. As a matter of fundamental policy the Fund normally has at least 65% of the value of its total assets invested in mortgage-related securities. The Fund will purchase only those mortgage-related securities that are triple-A securities or U.S. Government securities. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities. The Fund invests primarily in ARMS and fixed-rate


14



mortgage securities and is designed to provide a more consistent and less volatile net asset value than that characteristic of a mutual fund investing primarily in fixed-rate mortgage securities and a higher yield than that of a mutual fund investing in ARMS.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

Mortgage-related securities in which the Fund may invest include (i) pass-through mortgage-related securities, including pass-through securities backed by ARMS and issued by GNMA, FNMA, FHLMC and by private organizations,
(ii) CMOs and multi-class pass-through securities, including floating rate CMOs that are ARMS, (iii) SMRS, (iv) high coupon fixed-rate mortgage securities, and
(v) foreign mortgage-related securities. For a description of these mortgage-related securities, see 'Additional Investment Practices-Mortgage-Related Securities.' The Fund expects that new types of ARMS, other mortgage-related securities, asset-backed securities and other securities in which the Fund may invest will be developed from time to time and will consider investing in such new types of securities.

The Fund may invest up to 35% of its total assets in (i) triple-A asset-backed securities, (ii) non-mortgage-related U.S. Government securities, including certain zero coupon Treasury securities, (iii) Treasury securities issued by private corporate issuers, (iv) qualifying bank deposits, (v) prime commercial paper or, if not rated, issued by companies which have outstanding triple-A debt issues and (vi) triple-A debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ('Mortgage Securities Income') seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See 'Risk Considerations-Securities Ratings' and '-Investment in Lower-Rated Fixed-Income Securities.' The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see 'Additional Investment Practices.'

MULTI-MARKET FUNDS
The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

ALLIANCE WORLD INCOME TRUST
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ('World Income'), Alliance Short-Term Multi-Market Trust, Inc. ('Short-Term Multi-Market') and Alliance Multi-Market Strategy Trust, Inc. ('Multi-Market Strategy') each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-


15



Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including 'cross-hedges' (see 'Additional Investment Practices-Forward Foreign Currency Exchange Contracts'), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ('ECU'), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as 'linked' securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a 'basket' consisting of specified amounts of the currencies of certain of the member states of the European Union, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM


16



MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or, if not rated, determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A rated debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in 'Additional Investment Practices-Repurchase Agreements.' See 'Risk Considerations-Investment in the Banking Industry.'

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if as a result more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ('North American Government Income') seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ('Government securities'). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ('Argentine Government securities'). The Fund expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of


17



Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ('BIC'), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de ConsolidaciOn EconOmica ('BOCON'), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ('BOCREX'), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. To date, Argentine Government securities are not rated by either S&P, Moody's, Duff & Phelps or Fitch. Alliance, however, believes, that there are Argentine Government securities that are of investment grade quality.

The fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if as a result 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practice, see 'Additional Investment Practices.' The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ('Global Dollar Government') seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as 'Brady Bonds' that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ('collateralized Brady Bonds'). See 'Additional Investment Practices-Brady Bonds.' The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See 'Risk Considerations-U.S. Corporate Fixed-Income Securities.' The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A.


18



The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1995, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, ____% in B, ____% in Caa or CCC, and ____% in non-rated. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's initial investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. See Appendix A to the Fund's Statement of Additional Information for information about those six countries. Alliance anticipates that other countries that will provide initial investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See 'Additional Investment Practices-Brady Bonds.'

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ('Discount Obligations') and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of 'original issue discount' previously accrued thereon, i.e., purchased at a 'market discount.'

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

CORPORATE BOND FUND
CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ('Corporate Bond') is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered


19



investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A. During the fiscal year ended June 30, 1995, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, and ____% in
B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long-and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in these other sovereign debt obligations, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Alliance is not an aggressive user of derivatives with respect to any of the Funds. However, a Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option)


20



the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the 'notional' principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as 'structured securities.' An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See 'Indexed Commercial Paper' and 'Structured Securities' below. The term 'derivative' is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under 'Mortgage-Related Securities' and 'Other Asset-Backed Securities.'

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a 'counterparty') to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .  OTHER RISKS-Other risks in using derivatives include the risk


21



of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is 'covered' if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as 'cross-hedging.' A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND generally purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See 'Illiquid Securities' below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants for debt securities or for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets


22



of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT, will be used only for hedging purposes.

MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Nor will MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY or NORTH AMERICAN GOVERNMENT INCOME do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME will not enter into (i) any futures contract other than one on fixed-income securities or based on interest rates, (ii) any futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets, or (iii) options on futures contracts.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. MORTGAGE STRATEGY intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ('forward contracts') attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. Dollar price of the security ('transaction hedge'). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ('position hedge'). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ('cross-hedge').

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a 'when-issued' basis or purchases or sales on a 'delayed delivery' basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a 'when, as and if issued' trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by MORTGAGE STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL DOLLAR GOVERNMENT if, as a result, the Fund's aggregate


23



forward commitments under such transactions would be more than 30% of its total assets.

A Fund's right to receive or deliver a security under a forwaPrd commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or 'notional') amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has outstanding high quality debt securities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Funds will not enter into standby commitments with a remaining term in excess of 45 days and will limit their investments in such commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will


24



purchase such commercial paper for hedging purposes only, not for speculation.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the 'pass-through' variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as 'modified pass-through' securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a 'pay-through' security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

Collateralized mortgage obligations (CMOs) are the predominant type of 'pay-through' mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float", at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the


25



decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

MORTGAGE STRATEGY may invest up to 15% of the value of its total assets in mortgage-related securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign mortgage-related securities are triple-A rated. The percentage of MORTGAGE STRATEGY'S assets invested in foreign mortgage-related securities will vary and its portfolio of foreign mortgage-related securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See 'Risk Considerations-Foreign Investment.'

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable


26



every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see 'Mortgage-Related Securities' above.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See 'Mortgage-Related Securities' above and 'Zero Coupon and Principal-Only Securities' below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and 'lock in' a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ('stripped') the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see 'Dividends, Distributions and Taxes-Zero Coupon Treasury Securities' in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

CORPORATE BOND may also invest in 'pay-in-kind' debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


27



VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or 'cap.' The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, such securities can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.


28



U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk'). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see 'Risk Considerations-Investment in Lower-Rated Fixed-Income Securities.'

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is 'against the box' if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Fund. See 'Dividends, Distributions and Taxes' in the relevant Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York), although MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the


29



portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, MORTGAGE STRATEGY does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). See 'Risk Considerations-Effects of Borrowing.'

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 25%, with respect to SHORT-TERM U.S. GOVERNMENT, and 20%, with respect to each of MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities.


30



These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under 'Financial Highlights.' These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

MORTGAGE STRATEGY may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


31



SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities generally rise. Conversely, during periods of rising interest rates, the values of a Fund's securities generally decline.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to


32



delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See 'Additional Investment Practices' above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


33



By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Fund will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by either MULTI-MARKET STRATEGY or NORTH


34



AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, either Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Either Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is 'asset coverage,' as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance. In the event that a Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See 'Dividends, Distributions and Taxes.'

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See 'Certain Fundamental Investment Policies.' SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT also through the use of dollar rolls to the extent permitted by the 1940 Act. See 'Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls.'

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


35



Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations were required to have divested their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture and continuing restrictions on the ability of such associations to acquire lower-rated securities could have a material adverse effect on the market and prices of such securities.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a 'non-diversified' investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a 'regulated investment company' for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.


                        PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ('AFD'), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C, except that WORLD INCOME offers only one class of


36



shares that you can purchase without any initial sales charge or contingent deferred sales charge ('CDSC').

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                                    Initial Sales Charge
                                   as % of                    Commission to
                                 Net Amount      as % of     Dealer/Agent as %
Amount Purchased                  Invested   Offering Price  of Offering Price
--------------------------------  ---------  --------------  -----------------
Less than $100,000                   4.44%         4.25%          4.00%
$100,000 to less than $250,000       3.36          3.25           3.00
$250,000 to less than $500,000       2.30          2.25           2.00
$500,000 to less than $1,000,000     1.78          1.75           1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


     Year Since Purchase      CDSC
     -----------------------------
     First                    3.0%
     Second                   2.0%
     Third                    1.0%
     Thereafter               None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the 'Exchange') is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

GENERAL
The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Funds may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may


37



take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES
You may 'redeem', i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ('AFS'), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an 'Autosell' application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or 'street name' accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES
You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ('original shares'). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


38



                          MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the 'Advisory Agreement') to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustess of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which more than $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ('ACMC'), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ('Equitable'), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under 'Management of the Fund.'

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                     title with ACMC                   five years
-------------------------------------------------------------------------------

Short-Term             Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance since
                                                       March 1992;
                                                       prior thereto, a
                                                       managing director
                                                       and portfolio
                                                       manager for
                                                       Hyperion Capital
                                                       since March
                                                       1991 and a
                                                       managing director
                                                       with Fischer, Francis,
                                                       Trees & Watts

                       Paul A. Ullman                  Associated with
                       since 1995                      Alliance since
                                                       March 1992; prior
                                                       thereto, a director and
                                                       portfolio manager for
                                                       Hyperion Capital since
                                                       July 1990 and a
                                                       Vice President at
                                                       Salomon Brothers Inc.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance

                       Paul J. DeNoon since            Associated with Alliance
                       January 1992-                   since January 1992;
                       Vice President                  prior thereto, a
                                                       Vice President at
                                                       Manufacturers
                                                       Hanover Trust

Mortgage Strategy      Patricia J. Young since         (see above)
                       inception-(see above)

                       Paul A. Ullman                  (see ablve)
                       since inception-
                       (see above)

Mortgage Securities    Patricia J. Young               (see above)
                       March 1992-(see above)

World Income           Douglas J. Peebles since        Associated with
                       inception-Vice President        Alliance

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since            (see above)
Government Income      inception-(see above)

Global Dollar          Wayne D. Lyski since            (see above)
Government             inception -(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)
                       Paul J. DeNoon since            (see above)
                       January 1992-(see above)


DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more 'Rule 12b-1 plans' (for each Fund, a 'Plan') and has entered into a Distribution Services Agreement (the 'Agreement') with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net


39


assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from WORLD INCOME and the other Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:


                                   Amount of Unreimbursed Distribution Expenses
                                             (as % of Net Assets of Class)
                          ------------------------------------------------------
                                         Class B                  Class C
--------------------------------------------------------------------------------
Short-Term U.S. Government          $   348,789 (5.47%)      $  500,617  (9.67%)
U.S. Government                     $13,511,108 (1.74%)      $2,224,264  (1.22%)
Mortgage Strategy.                  $ 1,042,848  (.76%)      $1,875,176  (1.32%)
Mortgage Securities Income          $16,372,116 (1.78%)      $1,459,018  (2.50%)
Short-Term Multi-Market             $12,115,694 (1.20%)      $  798,673  (9.82%)
Multi-Market Strategy               $ 7,254,301 (3.10%)      $  286,168 (22.90%)
North American Government Income    $29,558,594 (1.80%)      $2,355,558   (.64%)
Global Dollar Government            $ 1,832,297 (2.94%)      $  174,111  (1.86%)
Corporate Bond                      $ 5,476,418 (2.27%)      $  607,167  (1.19%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the 20th


40



day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested in additional shares without charge.

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to 'pass through' to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a 'regulated investment company' under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends from certain Funds may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to


41



suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE MORTGAGE STRATEGY TRUST, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC. (1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
(1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC. (1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992) and ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993). Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME
On July 25, 1995; a Consolidated and Supplemental Class Action Complaint ('Complaint') styled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated, a parent of Alliance, certain officers of the Fund, certain current and former directors of the Fund, certain current and former officers of ACMC and certain directors of ACMC; alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. The Complaint alleges that as of the date of the Complaint, the Fund's losses exceeded $750,000,000. The Complaint seeks as relief unspecified damages, costs and attorneys' fees.

The principal allegations of the Complaint are that upon the advice of Alliance the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.
On September 26, 1995, defendants jointly filed a motion to dismiss the Complaint in its entirety. The Fund and Alliance believe that the allegations in the Complaint are without merit and intend to vigorously defend against these claims.


42



REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their 'yield' and 'total return,' which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an 'actual distribution rate' for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund will include performance data for each class of its shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



43


APPENDIX A:

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation A-1 and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1


CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.

DUFF & PHELPS CREDIT RATING CO.
AAA-Highest claims paying ability. Risk factors are negligible.

AA+, AA, AA-Very high claims paying ability. Protection factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A+, A, A--High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB+, BBB, BBB--Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB+, BB, BB--Uncertain claims paying ability and less than investment-grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B+, B, B--Possessing risk that policy holder and contract-holder obligations will not be paid when due. Protection factors will vary widely with changes in economic and/or underwriting conditions or company fortunes.

CCC-There is substantial risk that policy holder and contract holder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD-Company is under an order of liquidation.

FITCH INVESTORS SERVICE, INC.
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories. NR-Indicates that Fitch does not rate the specific issue.


A-2



APPENDIX B:

GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. dollar, decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991. From January 31, 1995, through September 29, 1995, the Canadian Dollar increased in value by approximately 5%.
The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ('Mexico') is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic programs; and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, it is still in a recession and suffers from high inflation and high interest rates. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions.


There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December


B-1


1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar.

In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ('Argentina') consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 62 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The Economy Minister's plan represented a pronounced departure from its predecessors in calling for raised revenues, reduced expenditures and a reduced public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed.
As a result of the economic stabilization reforms, gross domestic product has increased and inflation has decreased.

Significant progress was also made in 1992 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and there can be no assurance that future rates of exchange can be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE 'GENERAL INFORMATION-ORGANIZATION.'

B-2



                     ALLIANCE SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS

 SHORT-TERM U.S. GOVERNMENT FUND           SHORT-TERM MULTI-MARKET TRUST
    U.S. GOVERNMENT PORTFOLIO               MULTI-MARKET STRATEGY TRUST
     MORTGAGE STRATEGY TRUST           NORTH AMERICAN GOVERNMENT INCOME TRUST
 MORTGAGE SECURITIES INCOME FUND           GLOBAL DOLLAR GOVERNMENT FUND
        WORLD INCOME TRUST                   CORPORATE BOND PORTFOLIO

                         INFORMATION AND INSTRUCTIONS
_______________________________________________________________________________

TO OPEN YOUR NEW ALLIANCE ACCOUNT
Please complete the application and mail it to:
  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

SIGNATURES-PLEASE BE SURE TO SIGN THE APPLICATION (SECTION 7)
If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

REGISTRATION
To ensure proper tax reporting to the IRS:
 . Individuals, Joint Tenants and Gift/Transfer to a Minor:
  - Indicate your name exactly as it appears on your social security card.
 . Trust/Other:
  - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

PLEASE NOTE:
 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT:
 1-(800) 221-5672.


2


                          SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS
             (SEE INSTRUCTIONS AT THE FRONT OF THE APPLICATION)


              1. YOUR ACCOUNT REGISTRATION      (PLEASE PRINT)
_______________________________________________________________________________

[ ] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Owner's Name  (First Name)           (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Joint Owner's Name* (First Name )    (MI)          (Last Name)

*JOINT TENANTS WITH RIGHT OF SURVIVORSHIP UNLESS OTHERWISE INDICATED

[ ]GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Custodian-One Name Only(First Name)  (MI)          (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Minor's (First Name)                 (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Minor's Social Security Number (Required to open account)

Under the State of_____(Minor's Residence)Uniform Gifts/Transfer to Minor's Act

[ ] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|
Trust Dated

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Tax ID or Social Security Number (Required to open account)

[ ] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Corporation, Partnership or other Entity

|_|_|_|_|_|_|_|_|_|
Tax ID Number

2. ADDRESS

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                      State        Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
If Non-U.S., Specify Country

|_|_|_| - |_|_|_| - |_|_|_|_|             |_|_|_| - |_|_|_| - |_|_|_|_|
Daytime Phone                             Evening Phone

I am a:  [ ] U.S. Citizen    [ ] Non-Resident Alien
         [ ] Resident Alien  [ ] Other ________________________________________


For Alliance Use Only


3



                             3. INITIAL INVESTMENT
_______________________________________________________________________________

MINIMUM: $250; MAXIMUM: CLASS B ONLY - $250,000; CLASS C ONLY - $5,000,000. MAKE ALL CHECKS PAYABLE TO THE ALLIANCE BOND FUND IN WHICH YOU ARE INVESTING.

I hereby subscribe for shares of the following Alliance Bond Fund(s):

                                               Class B          Class C
                               Class A       (CONTINGENT       (ASSET-
                              (INITIAL        DEFERRED          BASED
                               SALES   DOLLAR   SALES   DOLLAR  SALES    DOLLAR
                              CHARGE)  AMOUNT  CHARGE)  AMOUNT  CHARGE)  AMOUNT
                              -------- ------- -------- ------- -------- ------
[ ]Short-Term U.S. Government [ ] (37)         [ ] (51)         [ ] (337)
[ ]U.S. Government            [ ] (46)         [ ] (76)         [ ] (346)
[ ]Mortgage Strategy          [ ] (88)         [ ] (89)         [ ] (388)
[ ]Mortgage Securities Income [ ] (52)         [ ] (63)         [ ] (352)
[ ]World Income               [ ] (54)         not offered      not offered
[ ]Short-Term Multi-Market    [ ] (70)         [ ] (68)         [ ] (370)
[ ]Multi-Market Strategy      [ ] (22)         [ ] (23)         [ ] (322)
[ ]North American Government  [ ] (55)         [ ] (56)         [ ] (355)
[ ]Global Dollar Government   [ ] (166)        [ ] (266)        [ ] (366)
[ ]Corporate Bond             [ ] (95)         [ ] (295)        [ ] (395)


to be purchased with the enclosed check or draft for $ _______________ + NO CHECKWRITING AVAILABLE ON THESE FUNDS.


                    4. REDUCED CHARGES (CLASS A ONLY)
_______________________________________________________________________________

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

____________________  _______________  _____________________  _________________
Fund                  Account Number   Fund                   Account Number


A. RIGHT OF ACCUMULATION
[ ] Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.


B. STATEMENT OF INTENT
[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[ ] $100,000       [ ] $250,000       [ ] $500,000       [ ] $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account

___________________  ________________  ___________________  ____________________
Name on Account      Account Number    Name on Account      Account Number


                          5. DISTRIBUTION OPTIONS
_______________________________________________________________________________

IF NO BOX IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED IN ADDITIONAL SHARES OF THE FUND

INCOME DIVIDENDS:(elect one)            [ ] Reinvest dividends
                                        [ ] Pay dividends in cash
                                        [ ] Use Dividend Direction Plan
CAPITAL GAINS DISTRIBUTION:(elect one)  [ ] Reinvest capital gains
                                        [ ] Pay capital gains in cash
                                        [ ] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a PREPRINTED VOIDED CHECK from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

_____________________________________  ________________________________________
Name                                   Existing Account No.

SPECIAL DISTRIBUTION INSTRUCTIONS:
        [ ] Please pay my distributions via check and send to the address indicated in Section 2.
        [ ] Please mail my distributions to the person and/or address designated below:

_____________________________________  ________________________________________
Name                                   Address

_____________________________________  ____________________  __________________
City                                   State                 Zip


                          6. SHAREHOLDER OPTIONS
_______________________________________________________________________________

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **
I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a PREPRINTED VOIDED CHECK from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

The Fund requires signatures of bank account owners exactly as they appear on bank records.

______________________  _____________  _________________________  _____________
Individual Account      Date           Joint Account              Date

 **YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA).


4



B. TELEPHONE TRANSACTIONS
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:  .Review the information in the Prospectus about telephone transaction services.
               .Check the box next to the telephone transaction service(s) you desire.
               .If you select the telephone purchase or redemption privilege, you must write 'VOID' across the face of a check from the bank account you wish to use and attach it to this application.

PURCHASES AND REDEMPTIONS VIA EFT**
[ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

The fund requires signatures of bank account owners exactly as they appear on bank records.

_________________________  ______________  ____________________  ______________
Individual Account Owner   Date            Joint Account Owner   Date

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

[ ] I do NOT elect the telephone exchange service.
[ ] I do NOT elect the telephone redemption by check service.


C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **
In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments;  . $5,000 for bi-monthly payments;
 . $4,000 for quarterly or less frequent payments

[ ] I authorize this service to begin in ___________, 19____, for the amount of
                                           Month
$_____________($50.00 MINIMUM)

Frequency: (Please select one)  [ ] Monthly                      [ ] Bi-Monthly
                                [ ] Quarterly                    [ ] Annually
                                [ ] In the months circled: JFMAMJJASOND

Please send payments to: (please select one)
[ ] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
[ ] My address of record designated in Section 2.
[ ] The payee and address specified below:

______________________________________  _______________________________________
Name of Payee                           Address

______________________________________  ____________________  _________________
City                                    State                 Zip


D. AUTO EXCHANGE
[ ] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $__________ ($25.00 minimum) on the _______ day of the month, into the Alliance Fund noted below:

Fund Name: _____________________________________

[ ] Existing account number:____________________       [ ] New account

Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.


          7. SHAREHOLDER AUTHORIZATION THIS SECTION MUST BE COMPLETED
_______________________________________________________________________________

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor its Investment Adviser, Principal Underwriter, Transfer Agent or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

____________________________________________  _________________________________
Signature                                     Date

____________________________________________  _________________________________
Signature                                     Date


        DEALER/AGENT AUTHORIZATION FOR SELECTED DEALERS OR AGENTS ONLY.
-------------------------------------------------------------------------------
We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm _____________________________________________________________
Authorized Signature __________________________________________________________
Representative First Name _________________MI ________ Last Name ______________
Representative NumberBranch Office Address
City ________________________________ State ________ Zip Code _________________
Branch Number _______________________ Branch Phone (_____)_____________________

** YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE
ASSOCIATION (NACHA).                                             50136GEN-BFApp


5

(LOGO)(R)
                                  THE ALLIANCE PORTFOLIOS-
                            Alliance Strategic Balanced Fund
                                   Alliance Growth Fund

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618


               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus. A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS

                                                             PAGE
INVESTMENT POLICIES AND RESTRICTIONS........................    2

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS...............   10

MANAGEMENT OF THE FUNDS.....................................   37

PORTFOLIO TRANSACTIONS......................................   43

EXPENSES OF THE FUNDS.......................................   45

PURCHASE OF SHARES..........................................   50

REDEMPTION AND REPURCHASE OF SHARES.........................   65

SHAREHOLDER SERVICES........................................   69

NET ASSET VALUE.............................................   75

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   76

GENERAL INFORMATION.........................................   79

FINANCIAL STATEMENTS........................................   85

REPORT OF INDEPENDENT ACCOUNTANTS...........................  125

APPENDIX....................................................  127

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

              INVESTMENT POLICIES AND RESTRICTIONS


         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Strategic Balanced Fund (the "Strategic Balanced Fund," formerly Alliance Balanced Fund) and Alliance Growth Fund (the "Growth Fund"), each a series (each a "Fund") of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section for each of the Funds, the Funds also may engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Funds."

INVESTMENT OBJECTIVE AND POLICIES OF THE STRATEGIC BALANCED FUND

         GENERAL. The Fund's investment objective is to provide a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing and mix and the ability of Alliance Capital Management L.P. (the "Adviser") to judge and react to changing market conditions.

         The Fund's equity securities will generally consist of dividend-paying common stocks but may also include other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will primarily be in companies with favorable outlooks for earnings and whose rates of growth are expected by the Adviser to exceed that of the United States' economy over time.

         The Fund's debt securities will consist primarily of securities such as bonds, notes, debentures and money market instruments. The Fund's debt investments may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (including zero-coupon securities), as well as securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities and asset-backed securities. The average dollar-weighted maturity of debt securities held by the Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions.

         It is a fundamental policy of the Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stocks and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The Fund's debt securities will generally consist of investment grade securities, that is securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or will be unrated securities deemed to be of comparable quality by the Adviser. (For a further description of these bond ratings, see Appendix A to this Statement of Additional Information.) Securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any debt securities held by the Fund falls below Baa by Moody's and/or BBB by S&P, Fitch or Duff & Phelps (or in the case of unrated securities, such securities are no longer determined by the Adviser to be of investment grade), the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Adviser, such investment is considered appropriate under the circumstances. For temporary defensive purposes, the Fund may invest in money market instruments.

         MORTGAGE-BACKED SECURITIES. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         ADJUSTABLE RATE SECURITIES. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transactions hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertible feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. For a description of these risks, see "Investment Objective and Policies of the Growth Fund -- High-Yield Securities" below.

INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH FUND

         GENERAL. The Fund's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Fund attempts to achieve its objective by investing primarily in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

         The Fund invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the Adviser expects a general decline in interest rates, the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this Statement of Additional Information. For temporary defensive purposes, the Fund may invest in money market instruments.

         HIGH-YIELD SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or CCC by Duff & Phelps or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D), Fitch (D) or Duff & Phelps (DD) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch and DD by Duff & Phelps are in default. During the fiscal year ended October 31, 1995, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's, S&P, Fitch and Duff & Phelps, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

         Securities rated Baa by Moody's or BBB by S&P, Fitch, or
Duff & Phelps or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-Yield Securities described above.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertible feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB by S&P, Fitch, or Duff & Phelps, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transactions hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

PORTFOLIO MANAGEMENT

         The Adviser manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights" in the Funds' Prospectus. A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" and "Portfolio Transactions" below.



          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS


REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Funds seek to enforce their rights thereto, (b) possible reduced levels of income and lack of access to income during this period and
(c)inability to enforce rights and the expenses involved in the attempted enforcement.

NON-PUBLICLY TRADED SECURITIES

         The Funds may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

FOREIGN SECURITIES

         The Funds may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Funds generally will not invest more than 15% of its total assets in such securities. The Strategic Balanced Fund may also purchase certificates of deposit issued by foreign branches of domestic banks without regard to the 15% limit. These certificates of deposit are not insured by an agency or instrumentality of the U.S. Government. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' abilities to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. See "Investment Objective and Policies of the Strategic Balanced Fund - Foreign Currency Exchange Transactions" above.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN WHICH
THE FUNDS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

ASSET-BACKED SECURITIES

         The Funds may invest in asset-backed securities
(unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as

Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary too much with interest rates, and the short-term nature of the underlying car loans or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines that a Fund should make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of such Fund's total assets.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

         Each of the Funds may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and a Fund is required to create a segregated account with the Trust's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. The Funds may write call options and may purchase call and put options on securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Funds may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call, the Fund holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         A Fund may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. The Funds may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         The Funds may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Funds may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, U.S. Government securities or other liquid, high-grade debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES

         The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Funds.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund maintains with its custodian in a segregated account cash, short-term U.S. Government securities or high quality United States dollar denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         Neither Fund will "over-hedge," that is, neither Fund will maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The above discussion relates to each Fund's proposed use of Futures Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

                     INVESTMENT RESTRICTIONS


         Except as described below and except as otherwise specifically stated in the Funds' Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered investment company or investment trust except
              (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

                     MANAGEMENT OF THE FUNDS


Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $140 billion (of which approximately $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Funds, furnishes continuously an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of .75% of each Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of each Fund and has agreed to bear certain expenses of the Class A, Class B and Class C shares of each Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B and Class C shares. The management fees of the Funds are higher than those paid by most mutual funds.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital Management Corporation with respect to the Funds. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1996 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 19, 1995.

         Prior to July 22, 1992, Equitable served as investment manager to the Funds and Equitable Capital served as sub-adviser to the Funds. Equitable was compensated for its services as investment manager to such Funds at the same rates as are currently paid by such Funds to the Adviser. Equitable Capital was compensated for its services as sub-adviser to such Funds by Equitable at an annual rate equal to .45% of the average daily net assets of such Funds.

         For the fiscal year ended July 31, 1995, the Adviser earned $400,593 in management fees from the Strategic Balanced Fund (an additional $211,406 in fees were waived). During the period May 1, 1994 through July 31, 1994, the Adviser earned $108,893 in management fees from the Strategic Balanced Fund (an additional $81,067 in fees were waived). During the period
July 23, 1993 through the fiscal year ended April 30, 1994, the Adviser earned $280,948 from the Strategic Balanced Fund (an additional $136,242 in fees were waived).

         During the period May 1, 1994 through October 31, 1994, the Adviser earned $2,953,562 in management fees from the Growth

Fund. During the period July 23, 1993 through the fiscal year ended April 30, 1994, the Adviser earned $1,425,457 in management fees from the Growth Fund (an additional $56,371 in fees were waived). During the period May 1, 1993 to July 22, 1993, Equitable Capital earned $145,980 in management fees from the Growth Fund (an additional $20,951 in fees were waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names and delete that word.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

         *John D. Carifa, 50, is Chairman of the Board and President, is the President, Chief Operating Officer, and a Director of Alliance Capital Management Corporation, the general
_____________________
*   An "interested person" of the Trust, as defined by the 1940
    Act.

partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Alberta B. Arthurs, 62, is the Director for Arts and
Humanities for The Rockefeller Foundation.  Her address is 1133
Avenue of the Americas, New York, New York 10036.

         Ruth Block, 64, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 72, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         Brenton W. Harries, 67, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 61, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.


OFFICERS

         John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 45, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
His address is 1345 Avenue of the Americas, New York, New York
10105.

         Mark D. Gersten, 45, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc.  His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Patrick J. Farrell, 35, Controller and Chief Accounting
Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Melvin J. Oliver, 37, Assistant Controller, is an
Accounting Manager of Alliance Fund Services, Inc. His address is
500 Plaza Drive, Secaucus, New Jersey  07094.

         Bruce W. Calvert, 48, Vice President, is the Vice Chairman and Chief Investment Officer of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. His address is 1345 Avenue of the Americas, New York, NY 10105.

         Kathleen A. Corbet, 35, Vice President, is, since July 23, 1993, Senior Vice President of Alliance Capital Management Corporation, general partner of Alliance Capital Management L.P. She was formerly employed by Equitable Capital. Her address is 1345 Avenue of the Americas, New York, NY 10105.

         Franklin Kennedy, III, 53, Vice President, is, since July 23, 1993, Senior Vice President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. He was formerly employed by Equitable Capital. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Barbara J. Krumsiek, 43, Vice President - Marketing, is, since July 23, 1993, a Senior Vice President of Alliance Fund Distributors, Inc. She was formerly an Investment Officer of Equitable, Senior Vice President of Equitable Capital and Vice President of Equitable Variable Life Insurance Company. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 54, Vice President, is Executive Vice
President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. His address is 1345
Avenue of the Americas, New York, NY 10105.

         The aggregate compensation paid to each of the Trustees by the Growth Fund for the fiscal year ended October 31, 1994 and by the Strategic Balanced Fund for the fiscal year ended July 31, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                            Total Number of
                                              Total         Funds in the
                                              Compensation  Alliance Fund
                               Aggregate      From the      Complex, Including
                 Aggregate     Compensation   Alliance      the Trust, as to
                 Compensation  from the       Fund Complex, which the Trustee
Name of Trustee  from the      Strategic      Including     is a Director or
of the Fund      Growth Fund   Balanced Fund  the Trust*    Trustee
_______________  ____________  _____________  ____________  __________________

Alberta B. Arthurs    $3,600       $4,800        $25,000         5
Ruth Block            $3,600       $5,000        $157,000       31
John D. Carifa        $ --         $ --          $ --           42
Richard W. Couper     $3,600       $5,000        $26,000         5
Brenton W. Harries    $3,600       $5,000        $24,000         5
Donald J. Robinson    $3,600       $5,000        $26,000         5

____________________________
* There are 103 investment companies or portfolios thereof in the Alliance Fund Complex.

         As of October 13, 1995, the Trustees and officers of the Funds as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.



                     PORTFOLIO TRANSACTIONS


         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Strategic Balanced Fund during the fiscal year ended July 31, 1995 were $152,033,912 and, in connection therewith, brokerage commissions of $196,452 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Growth Fund during the period May 1, 1994 through October 31, 1994 were $729,539,979, and in connection therewith, brokerage commissions of $909,509 (100%) were allocated to persons or firms supplying research information. For the fiscal year ended July 31, 1995, the Strategic Balanced Fund paid an aggregate of $196,452 in brokerage commissions. For the period May 1, 1994 through July 31, 1994, the Strategic Balanced Fund paid an aggregate of $33,604 in brokerage commissions. For the fiscal year ended April 30, 1994, the Strategic Balanced Fund paid an aggregate of $101,939 in brokerage commissions. For the period May 1, 1994 through October 31, 1994, the Growth Fund paid an aggregate of $909,509 in brokerage commissions. For the fiscal year ended April 30, 1994, the Growth Fund paid an aggregate of $1,235,459 in brokerage commissions. For the fiscal year ended April 30, 1993, the Growth Fund paid an aggregate of $195,924 in brokerage commissions.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended October 31, 1994 for the Growth Fund and July 31, 1995 for the Strategic
Balanced Fund are set forth below:

                                                  % of Fund's % of Fund's
                                      Amount of   Aggregate   Aggregate Dollar
Fiscal Year                           Brokerage   Brokerage   Amount of
Ended             Fund                Commissions Commissions Transactions
___________       ____                ___________ ___________ ________________

October 31, 1994  Growth Fund         None        None        None

July 31, 1995     Strategic Balanced  240         0.12%       0.0001%
                  Fund


         Neither Fund engaged in brokerage transactions during fiscal 1994 with DLJ or its affiliates.



                      EXPENSES OF THE FUNDS


         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate Federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the

Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $26,650 with respect to the Class A shares of the Strategic Balanced Fund and $27,148 with respect to the Class A shares of Growth Fund for the fiscal year ended July 31, 1995 and for the period May 1 through October 31, 1994, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $95,168 with respect to the Class B shares of the Strategic Balanced Fund and $184,574 with respect to the Class B Shares of the Growth Fund for the fiscal year ended July 31, 1995 and for the period May 1 through October 31, 1994, respectively.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $28,755 with respect to the Class C shares of the Strategic Balanced Fund and $30,222 with respect to the Class C shares of the Growth Fund for the fiscal year ended July 31, 1995 and for the period May 1 through October 31, 1994, respectively.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                     STRATEGIC BALANCED FUND
                     _______________________
              Amount of Expense and Allocated Cost
              ____________________________________
                                  Class A Shares       Class B Shares     Class C Shares
                                  (For the Fiscal      (For the Fiscal    (For the Fiscal
                                  year ended           year ended         year ended
Category of Expense               July 31, 1995)       July 31, 1995)     July 31, 1995)
___________________               _______________      _______________    _______________

Advertising/Marketing              $11,999              $42,533            $12,341

Printing and Mailing of             $2,527               $5,862             $3,729
  Prospectuses and Semi-Annual
  and Annual Reports to Other
  than Current Shareholders

Compensation to Underwriters       $26,650              $95,168            $28,755

Compensation to Dealers            $23,751             $239,175            $41,543

Compensation to Sales               $1,013               $4,145             $1,456
Personnel

Interest, Carrying or Other          -0-               $119,209              -0-
  Financing Charges

Other (includes personnel
  costs of those home office
  employees involved in the
  distribution effort and the
  travel-related expenses
  incurred by the marketing
  personnel conducting
  seminars)                        $47,807             $149,168            $45,661
                                   _______             ________            _______

                                  $113,747             $655,260           $133,485
                                  ========             ========           ========

                                        GROWTH FUND
                                        ___________
                           Amount of Expense and Allocated Cost
                           ____________________________________
                                  Class A Shares       Class B Shares     Class C Shares
                                  (For the Fiscal      (For the Fiscal    (For the Fiscal
                                  year ended           year ended         year ended
                                  October 31,          October 31,        October 31,
Category of Expense               1994)                1994)              1994)
___________________               _______________      _______________    _______________


Advertising/Marketing             $12,064              $80,938            $13,305

Printing and Mailing of
  Prospectuses and Semi-Annual
  and Annual Reports to Other
  than Current Shareholders       $20,866              $41,659            $21,064


Compensation to Underwriters      $27,148              $184,574           $30,222

Compensation to Dealers           $158,472             $13,344,410        $437,247

Compensation to Sales
  Personnel                       $58,239              $553,547             $94,116

Interest, Carrying or Other
  Financing Charges               -0-                  -0-                -0-

Other (includes personnel
  costs of those home office
  employees involved in the
  distribution effort and the
  travel-related expenses
  incurred by the marketing
  personnel conducting
  seminars)                       $120,024             $239,504           $62,778
                                  ________             ________           _______

                                  $396,813             $14,444,632        $658,732
                                  ========             ===========        ========








                               50




CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian.

TRANSFER AGENCY ARRANGEMENTS

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Funds, plus reimbursement for out-of-pocket expenses.



                       PURCHASE OF SHARES


         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares --How To Buy Shares."

GENERAL

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the
"deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Funds are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder
Services," the Funds offer an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B or Class C shares.




                               51




         Investors may purchase shares of the Funds in the United
States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the amount of the purchase, as shown in the table in the Prospectus.
On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock
Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in a Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair market value.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges). Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or


                               52




agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New
York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information.
Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated
Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., the previous principal underwriter of the Funds and an affiliate of the Principal
Underwriter ("Equico"), in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund


                               53




and/or other Alliance Mutual Funds, as defined below, during a specified period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

ALTERNATIVE PURCHASE ARRANGEMENTS

         Each Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of a Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B


                               54




shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares.
However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment.
Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

              Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase
Class C shares.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state laws will seek to ensure that no such conflict arises.



                               55




INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

                                                  Discount or
                                                  Commission
                                   As % of        to Dealers
                   As % of         the            or Agents
                   Net             Public         As % of
Amount of          Amount          Offering       Offering
Purchase           Invested        Price          Price
_________          ________        ________       __________

Less than
   $100,000 . . . .4.44%           4.25%          4.00%
$100,000 but
    less than
    250,000 . . . .3.36            3.25           3.00
250,000 but
    less than
    500,000 . . . .2.30            2.25           2.00
500,000 but
    less than
    1,000,000*. . .1.78            1.75           1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.
In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A shares and Class B shares, as described below under "Deferred
Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal
Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling


                               56




Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

              No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange
Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Funds receive the entire net asset value of their Class A shares sold to investors. The
Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission
"reallowed" to selected dealers and agents.  The Principal
Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. The
Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal
Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Growth Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on April 30, 1995.

                   Net Asset Value per Class A
                        Share at April 30, 1995        $25.52

                   Per Share Sales Charge - 4.25%
                        of offering price (4.43% of
                        net asset value per share)     $ 1.13

                   Class A Per Share Offering Price
                        to the Public                  $26.65
                                                       ======

         During the Strategic Balanced Fund's fiscal year ended
July 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $44,654.


                               57




Of that amount, the Principal Underwriter received the amount of $1,814, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Strategic Balanced Fund's fiscal year ended July 31, 1995, the Principal Underwriter received $85,826 in contingent deferred sales charges.
During the Strategic Balanced Fund's fiscal year ended July 31,
1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $38,541. During the Strategic Balanced Fund's fiscal year ended July 31, 1994, the Principal Underwriter received $21,732 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended April 30, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $149,378. During the period August 2, 1993 through April 30,
1994, the Principal Underwriter received $53,292 in contingent deferred sales charges, and during the period May 1, 1993 through August 1, 1993 Equico received $7,146 in contingent deferred sales charges with respect to the Strategic Balanced Fund.

         During the Growth Fund's fiscal year ended October 31,
1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,061,478. Of that amount, the Principal Underwriter received the amount of $89,423, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Growth Fund's fiscal year ended October 31, 1994, the Principal Underwriter received
$410,313 in contingent deferred sales charges.  During the Growth
Fund's fiscal year ended April 30, 1994, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,947,074. During the period August 2, 1993 through April 30, 1994, the Principal Underwriter received
$199,405 in contingent deferred sales charges, and during the period May 1, 1993 through August 1, 1993 Equico received $67,835 in contingent deferred sales charges with respect to the Growth
Fund. During the Growth Fund's fiscal year ended April 30, 1993, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $253,581. During the Growth Fund's fiscal year ended April 30, 1993, Equico received
$102,633 in contingent deferred sales charges.

         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay reduced sales charges or no initial sales charge (but the shares may nonetheless be subject in most cases to a contingent deferred sales charge.) The circumstances under which such investors may pay reduced sales charges are described below.



                               58




         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single "purchase," if the resulting
"purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual
Fund."  Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio


                               59




Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund
  -Alliance Strategic Balanced Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described
                    in paragraph (ii) owned by another
                    shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


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


         For example, if an investor owned shares of an Alliance
Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single
$300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or
Class C shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000
(for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the initial sales charge on the total amount being invested, i.e., the initial sales charge applicable to an investment of $100,000.

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial


                               61




sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current
Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc.
at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss


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

so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional
Information.

         SALES AT NET ASSET VALUE.  The Funds may sell their
Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; officers, directors and present or retired full-time employees of ACMC, the Principal Underwriter, Alliance Fund
Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant
(collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc.
and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans
(including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under



                               63




programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.
In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100
Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional
Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares
(proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).


                               64




         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since
Purchase      Contingent Deferred Sales Charge for the
Subject to    Funds as a % of Dollar Amount
Charge        ________________________________________
___________

                                     Shares purchased
                Shares               on or after           Shares
                purchased            August 2, 1993,       purchased
                before               but before            on or after
                August 2, 1993       November 19, 1993     November 19, 1993
                ______________       _________________     _________________

First           5.00%                5.50%                 4.00%
Second          4.00%                4.50%                 3.00%
Third           3.00%                3.50%                 2.00%
Fourth          1.00%                2.50%                 1.00%
Fifth           None                 1.50                  None
Sixth           None                 None                  None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for over four years and third of Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance
Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the
"Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or



                               65




(iv) pursuant to a systematic withdrawal plan (see "Shareholder
Services - Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares and such shares will no longer be subject to a higher distribution services fee. Class B shares purchased before August 2, 1993 and held for six years after the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A Shares at the end of this period. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal
Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder
Services--Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and
(ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period.

ASSET-BASED SALES CHARGE ALTERNATIVE--CLASS C SHARES

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge


                               66




either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that a Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge.
Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.



               REDEMPTION AND REPURCHASE OF SHARES


         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

REDEMPTION

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange
Commission may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price may be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder,


                               67




depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any.
Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER.
Requests for redemption of shares for which no share certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance
Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record.
Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.



                               68




         GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching
Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine.
Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund
Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund.
The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

         The Funds may repurchase shares through the Principal
Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal
Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of


                               69




business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Funds are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

GENERAL

         The Funds reserve the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.



                      SHAREHOLDER SERVICES


         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Funds.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Funds through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter


                               70




receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder.
Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund
Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         Class A shareholders can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers
Class A shares and for shares of Alliance World Income Trust,
Inc. without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois, (800) 227-4170.

         Class B shareholders of the Funds can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new
Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class
B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

         Class C shareholders of the Funds can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.




                               71




         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional
Information.

         A shareholder may elect to initiate a monthly "Auto
Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares


                               72




of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following
Fund business day.

         Neither the Alliance Mutual Funds nor the Adviser, the
Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. Alliance
Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA.
Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be



                               73




deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United
States, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance
Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.






                               74




DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C account, a Class A, Class B or
Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other
Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000
(for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell
Shares--General."  Purchases of additional shares concurrently


                               75




with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House
("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current
Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for shares acquired after July 1,
1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvented dividends or distributions) will be redeemed first and will count toward these limitations. Remaining
Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.









                               76






                         NET ASSET VALUE


         The net asset value of a share of each class is determined by dividing the value, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m.), of the net assets of the Fund represented by that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value.
Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations,
Inc. ("Nasdaq") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof.
Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days


                               77




or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio.



               DIVIDENDS, DISTRIBUTIONS AND TAXES


         Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things,
(1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies,
(2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies held for less than three months), and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its


                               78




assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income
(generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income.
Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a Fund to its shareholders as capital gains distributions will not be taxable to the Fund but will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares by him or her will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for


                               79




less than six months will be treated as a long-term capital loss for Federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         For Federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

         Each Fund is required to withhold and remit to the U.S.
Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

              The foregoing discussion relates only to U.S.
Federal income tax law as it affects U.S. shareholders. The effects of Federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from a Fund.



                       GENERAL INFORMATION


DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated
March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a
"series" company as described in Rule 18f-2 under the 1940 Act,


                               80




having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are Alliance Short-Term U.S. Government
Fund, Alliance Conservative Investors Fund and Alliance Growth
Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Fund and each class of shares thereof, certain expenses may be legally chargeable against the assets of all Funds or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at October 13, 1995:







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

NAMES AND ADDRESSES                              % OF CLASS
___________________                              __________

                      GROWTH FUND - CLASS A

Merrill Lynch
Mutual Fund Operations                           8.03%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484


                             CLASS B

Merrill Lynch
Mutual Fund Operations                           20.79%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484


                             CLASS C

Merrill Lynch
Mutual Fund Operations                           46.23%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484


                STRATEGIC BALANCED FUND - CLASS C

Merrill Lynch
Mutual Fund Operations                           15.01%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484

Tri-M Corporation 401k
PS-Savings Plan                                  16.11%
204 Gale Lane, P.O. Box 69
Kennett Square, PA  19348-0069

Southern Colorado Clinic
PC 401k                                          26.82%
2002 Lake Ave.
Pueblo, CO  81004-3536


VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination


                               82




of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected.
Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution
Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.




                               83




         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 1177 Avenue of the Americas, New
York, New York 10036, the independent accountants to the Trust, is registered as a Registered Limited Liability Partnership (LLP) under the laws of the State of Delaware.



                               84




         The financial statements of the Strategic Balanced Fund for the fiscal year ended July 31, 1995, and of the Growth Fund for the fiscal year ended October 31, 1994, which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

TOTAL RETURN QUOTATIONS

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for recent one-five-and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. A Fund will include performance data for each of the Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

         The average annual compounded total return for Class A shares of the Growth Fund was 1.65% for the one-year period ended
October 31, 1994, and 21.69% for the period September 4, 1990
(commencement of distribution of Class A shares) through October 31, 1994. The average annual compounded total return for Class B shares of the Growth Fund was 1.80% for the one-year period ended October 31, 1994, 16.93% for the five-year period ended October 31, 1994, and 20.17% for the period October 23,
1987 (commencement of distribution of Class B shares) through October 31, 1994. The average annual compounded total return for Class C shares of the Growth Fund was 2.06% for the one-year period ended October 31, 1994 and 8.04% for the period August 2, 1993 (commencement of distribution of Class C shares) through October 31, 1994. The average annual compounded total return for Class A shares of the Strategic Balanced Fund was 7.63% for the one-year period ended July 31, 1995 and 11.29% for the period
September 4, 1990 (commencement of distribution of Class A shares) through July 31, 1995. The average annual compounded total return for Class B shares of the Strategic Balanced Fund was 7.63% for the one-year period ended July 31, 1995, 9.56% for the five-year period ended July 31, 1995 and 12.08% for the period October 23, 1987 (commencement of distribution of Class B


                               85




shares) through July 31, 1995. The average annual compounded total return for Class C shares of the Strategic Balanced Fund was 11.62% for the one-year period ended July 31, 1995 and was 4.68% for the period August 2, 1993 (commencement of distribution of Class C shares) through July 31, 1995.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time.
An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's
Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration
Statement filed by the Trust with the SEC under the Securities
Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.



















                               86





PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                  ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

COMPANY                                        SHARES          VALUE
----------------------------------------------------------------------
COMMON STOCKS-74.3%
TECHNOLOGY-21.4%
AEROSPACE & DEFENSE-2.7%
Boeing Co.                                     18,000       $1,206,000
Coltec Industries, Inc.*                       15,000          228,750
                                                             1,434,750

COMPUTERS-5.5%
Bay Networks, Inc.*                            25,000        1,121,875
Ceridian Corp.*                                31,900        1,319,863
Compuware Corp.*                               17,000          429,250
                                                             2,870,988

ELECTRONICS-1.5%
Applied Materials, Inc.*                        5,000          517,500
National Semiconductor Corp.*                  10,000          270,000
                                                               787,500

TELECOMMUNICATIONS-6.6%
AirTouch Communications, Inc.*                 15,300          481,950
Cox Communications, Inc*                       35,000          708,750
General Instrument Corp.*                      12,000          442,500
Scientific-Atlanta, Inc.*                      30,600          657,900
Tele-Communications, Inc. Cl.A*                15,000          375,000
Vodafone Group Plc (ADR)(a)                    20,700          815,062
                                                             3,481,162

MISCELLANEOUS-5.1%
ITT Corp.                                      22,400        2,688,000
                                                            11,262,400

CONSUMER NONCYCLICALS-11.6%
DRUGS-7.4%
Glaxo Wellcome Plc (ADR)(a)                    30,000          720,000
Lilly (Eli) & Co.                               9,000          704,250
Upjohn Co.                                     30,000        1,155,000
Warner-Lambert Co.                             15,500        1,302,000
                                                             3,881,250

HOSPITAL SUPPLIES & SERVICES-0.6%
AMSCO International Inc.*                      15,000         $279,375

TOBACCO-3.6%
Philip Morris Cos., Inc.                       26,500        1,898,062
                                                             6,058,687

BUSINESS SERVICES-9.9%
BROADCASTING-3.5%
Cablevision Systems Corp.*                     16,500        1,132,312
Comcast Corp. Cl.A SPL                         35,000          708,750
                                                             1,841,062

ENVIRONMENTAL CONTROL-2.1%
WMX Technologies, Inc                          35,000        1,093,750

PAPER & FOREST PRODUCTS-1.5%
Champion International Corp.                   14,000          789,250

PRINTING, PUBLISHING & BROADCASTING-2.8%
Clear Channel Communications, Inc.*             8,000          535,000
Infinity Broadcasting Corp. Cl.A*              25,000          925,000
                                                             1,460,000
                                                             5,184,062

CONSUMER CYCLICALS-9.5%
AUTOS & TRUCKS-0.5%
General Motors Corp.                            6,000          255,000

LEISURE RELATED-6.8%
Cyrk International Inc.*                       30,900          351,488
Eastman Kodak Co.                              31,500        1,815,187
Gaylord Entertainment Co. Cl.A*                12,915          353,548
Loews Corp.                                     5,000          601,875
Time Warner, Inc.                              10,000          428,750
                                                             3,550,848


5



PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

COMPANY                                        SHARES          VALUE
----------------------------------------------------------------------
RETAIL - GENERAL-2.2%
Fingerhut Cos., Inc.                           69,300       $1,160,775
                                                             4,966,623

BASIC MATERIALS-8.5%
CHEMICALS-6.4%
Hercules, Inc.                                 20,000        1,072,500
IMC  Fertilizer Group, Inc.                    18,000        1,084,500
Monsanto Co.                                   12,800        1,192,000
                                                             3,349,000

ENVIRONMENTAL CONTROL-2.1%
Wellman, Inc.                                  41,500        1,115,313

METALS & MINING-0.0%
Nord Resources Corp.*                             812            2,639
                                                             4,466,952

CREDIT SENSITIVE-8.0%
INSURANCE-6.4%
Aetna Life & Casualty Co.                       6,000          371,250
American International Group, Inc.             10,650          798,750
Life Re Corp.                                  30,000          536,250
TIG Holdings, Inc.                             18,100          447,975
Transatlantic Holdings, Inc.                   18,000        1,188,000
                                                             3,342,225

UTILITY - TELEPHONE-1.6%
Telephone and Data Systems, Inc.               21,800          844,750
                                                             4,186,975

ENERGY-3.5%
OIL & GAS-3.5%
Atlantic Richfield Co.                          5,000          576,250
Louis Dreyfus Natural Gas Corp.*               12,200          164,700
Louisiana Land &
Exploration Co.                                10,000          397,500
Occidental Petroleum Corp.                     30,000          675,000
                                                             1,813,450


                                             SHARES OR
                                             PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)          VALUE
----------------------------------------------------------------------
CAPITAL GOODS-1.2%
MACHINERY-1.2%
Trinity Industry, Inc.                         11,000      $   368,500
York International Corp.                        5,500          253,688
                                                               622,188

COMMERCIAL SERVICES-0.7%
Ideon Group, Inc.                              35,200          369,600
Total Common Stocks (cost $35,336,818)                      38,930,937

LONG-TERM DEBT SECURITIES-24.0%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-21.3%
Federal National Mortgage Association
  6.00%, 12/01/09                              $1,411        1,357,158
U.S. Treasury Bonds
  6.25%, 8/15/23                                1,400        1,284,934
  7.625%, 2/15/25                                 335          367,401
U.S. Treasury Notes
  6.125%, 5/15/98                               2,000        2,006,240
  6.50%, 5/15/05                                  815          818,692
  7.75%, 1/31/00                                5,000        5,301,550
                                                            11,135,975

MISCELLANEOUS-2.7%
BCH Cayman Islands
  8.25%, 6/15/04                                  450          467,397
Liberty Mutual Insurance Co.
  8.50%, 5/15/25(b)                               525          528,659
Republic of Italy
  6.875%, 9/27/23                                 500          436,715
                                                             1,432,771


6



                                               ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------
                                             PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)          VALUE
----------------------------------------------------------------------
Total Long-Term Debt Securities
  (cost $12,291,581)                                       $12,568,746
SHORT-TERM DEBT
SECURITIES-2.5%
Federal Home Loan Mortgage Corp.
  5.75%, 8/01/95
  (amortized cost $1,300,000)                  $1,300        1,300,000


                                                               VALUE
----------------------------------------------------------------------
TOTAL INVESTMENTS-100.8%
  (cost $48,928,399)                                       $52,799,683
Other assets less liabilities-(0.8%)                          (433,753)

NET ASSETS-100%                                            $52,365,930


*    Non-income producing security.

(a)  Country of origin - United Kingdom.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At July 31, 1995, this security amounted to $528,659 representing 1.0% of net assets.

     Glossary:
     ADR - American Depository Receipt
     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                  ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $48,928,399)            $52,799,683
  Cash                                                                   92,758
  Receivable for shares of beneficial interest sold                     515,449
  Receivable for investment securities sold                             370,648
  Receivable due from adviser                                            50,370
  Interest and dividends receivable                                     147,697
  Deferred organization expenses                                            951
  Total assets                                                       53,977,556

LIABILITIES
  Payable for investment securities purchased                         1,010,660
  Payable for shares of beneficial interest redeemed                    410,779
  Distribution fee payable                                               37,926
  Accrued expenses                                                      152,261
  Total liabilities                                                   1,611,626

NET ASSETS                                                          $52,365,930

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                             $        33
  Additional paid-in capital                                         47,481,990
  Undistributed net investment income                                   482,409
  Accumulated net realized gain on investments                          541,071
  Net unrealized appreciation on investments and other assets         3,860,427
                                                                    $52,365,930

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($10,952,356/609,269
    shares of beneficial interest issued and outstanding)                $17.98
  Sales charge-4.25% of public offering price                               .80
  Maximum offering price                                                 $18.78

  CLASS B SHARES
  Net asset value and offering price per share ($37,300,701/2,397,785
    shares of beneficial interest issued and outstanding)                $15.56

  CLASS C SHARES
  Net asset value, redemption and offering price per share($4,112,873/
    264,193 shares of beneficial interest issued and outstanding)        $15.57


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                       ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                             $1,339,107
  Dividends (net of foreign taxes withheld of $4,918)     517,597
                                                                     $1,856,704
EXPENSES
  Advisory fee                                            400,593
  Distribution fee - Class A                               29,183
  Distribution fee - Class B                              395,190
  Distribution fee - Class C                               41,658
  Transfer agency                                         123,873
  Custodian                                                81,778
  Registration                                             65,206
  Audit and legal                                          60,406
  Trustees' fees                                           28,000
  Printing                                                 22,117
  Amortization of organization expenses                     7,300
  Miscellaneous                                             9,670
  Total expenses                                        1,264,974
  Less: expenses waived and assumed by adviser
    (see Note B)                                         (211,406)
  Net expenses                                                        1,053,568
  Net investment income                                                 803,136

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                    1,585,794
  Net change in unrealized appreciation of investments                3,225,074
  Net gain on investments                                             4,810,868

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $5,614,004


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

                                          YEAR ENDED   MAY 1, 1994   YEAR ENDED
                                            JULY 31,   TO JULY 31,    APRIL 30,
                                              1995          1994*        1994
                                         ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                   $  803,136   $  151,149   $  509,064
  Net realized gain (loss) on
    investments                            1,585,794     (279,249)   1,846,056
  Net change in unrealized appreciation
    of investments                         3,225,074     (677,270)  (1,190,672)
  Net increase (decrease) in net assets
    from operations                        5,614,004     (805,370)   1,164,448

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                 (128,387)          -0-    (104,771)
    Class B                                 (351,616)          -0-    (329,947)
    Class C                                  (36,666)          -0-      (5,749)
  Net realized gain on investments
    Class A                                  (20,950)          -0-    (507,212)
    Class B                                 (105,192)          -0-  (2,851,133)
    Class C                                  (10,969)          -0-     (47,095)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase (decrease)                (10,129,045)     612,180   15,616,965
  Total increase (decrease)               (5,168,821)    (193,190)  12,935,506

NET ASSETS
  Beginning of period                     57,534,751   57,727,941   44,792,435

  End of period (including undistributed
    net investment income of $482,409,
    $159,778 and $8,629, respectively)   $52,365,930  $57,534,751  $57,727,941


*  The Fund changed its fiscal year end from April 30 to July 31.
   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                  ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Strategic Balanced Fund, formerly Alliance Balanced Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company.
Prior to August 2, 1993, the Trust was known as The Equitable Funds, and the
Fund was known as The Equitable Balanced Fund. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class C shares are sold without an initial or contingent deferred sales charge. The shares also bear different distribution fees. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through September, 1995.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. INCOME AND EXPENSES
All income earned, and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds'
Class B and Class C shares bear higher distribution and transfer agent fees.
Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable
Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management, L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

Under the terms of an investment advisory agreement, the Fund pays Alliance an advisory fee at an annual rate of .75% of the Fund's average daily net assets.
Under the old agreement the fee charge was the same. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares. Prior to August 2, 1993, the annual expense cap for Class B
Shares was 2.15%. For the year ended July 31, 1995, such reimbursement amounted to $211,406. In addition to these voluntary arrangements, the Investment
Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $89,368 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,814 from the sale of Class A shares and $85,826 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July
31, 1995 amounted to $196,452, of which $240 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities
Corp. ("DLJ"), an affiliate of the Adviser.

Accrued expenses includes amounts owed to two of the Trustees under a deferred compensation plan, of $37,972.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the
Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class
A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. Prior to August 2, 1993, Equico Securities served as the distributor of the Fund. The Fund paid a distribution fee to the distributor of .25% of the Funds average daily net assets attributed to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $759,314 and $219,442 for Class B and C shares, respectively;
such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12



                                               ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $76,930,163 and $75,103,749, respectively, for the year ended July
31, 1995. There were purchases of $18,087,684 and sales of $15,054,315 of U.S.
Government and government agency obligations for the year ended July 31, 1995.
At July 31, 1995, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,429,309 and gross unrealized depreciation of investments was $558,025 resulting in net unrealized appreciation of $3,871,284.

The Fund fully utilized its capital loss carryover of $765,373 to offset gain realized during the year ended July 31, 1995.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:


                                                       SHARES                                   AMOUNT
                                   -----------------------------------------  ----------------------------------------
                                                    MAY 1, 1994                              MAY 1, 1994
                                      YEAR ENDED         TO       YEAR ENDED   YEAR ENDED         TO       YEAR ENDED
                                        JULY 31,      JULY 31,     APRIL 30,     JULY 31,       JULY 31,    APRIL 30,
                                          1995         1994**        1994          1995          1994**       1994
                                    ------------  ------------  ------------  ------------  ------------  ------------
CLASS A
Shares sold                             215,830        49,331       276,843   $ 3,566,155   $   798,528   $ 4,797,182
Shares issued in reinvestment of
  dividends and distributions             8,938            -0-       34,373       138,715            -0-      589,070
Shares redeemed                        (208,409)      (53,073)     (223,556)   (3,417,256)     (861,885)   (3,785,573)
Net increase (decrease)                  16,359        (3,742)       87,660   $   287,614   $   (63,357)  $ 1,600,679

CLASS B
Shares sold                             323,750       185,371       916,638   $ 4,608,223   $ 2,621,004   $13,826,031
Shares issued in reinvestment of
  dividends and distributions            30,603            -0-      202,615       412,834            -0-    3,027,444
Shares redeemed                      (1,047,251)     (144,019)     (493,204)  (14,853,928)   (2,029,917)   (7,402,027)
Net increase (decrease)                (692,898)       41,352       626,049   $(9,832,871)   $  591,087   $ 9,451,448


                                                       SHARES                                   AMOUNT
                                   ------------------------------------------ -----------------------------------------
                                                    MAY 1, 1994     AUGUST 2,                 MAY 1, 1994     AUGUST 2,
                                      YEAR ENDED         TO           1993*     YEAR ENDED         TO          1993*
                                        JULY 31,      JULY 31,         TO         JULY 31,      JULY 31,        TO
                                         1995          1994**   APRIL 30,1994      1995          1994**   APRIL 30,1994
                                   -------------  ------------  ------------- ------------  ------------  -------------
CLASS C
Shares sold                              88,024        42,010       357,421    $1,241,321      $594,022    $5,401,615
Shares issued in reinvestment of
  dividends and distributions             3,015            -0-        2,365        40,701            -0-       35,078
Shares redeemed                        (132,830)      (35,791)      (60,021)   (1,865,810)     (509,572)     (871,855)
Net increase (decrease)                 (41,791)        6,219       299,765     $(583,788)      $84,450    $4,564,838


*   Commencement of distribution.
**  The Fund changed its fiscal year end from April 30 to July 31.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

NOTE F: RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book and tax differences, relating to shareholder distributions have been reclassified to additional paid-in capital. As of July 31, 1995, the cumulative effect of such differences totaling $36,164 was reclassified from undistributed net investment income to additional paid in capital. Net investment income, net realized gains and net assets were not affected by this change.


14



FINANCIAL HIGHLIGHTS                           ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                        ------------------------------------------------------------------
                                                    MAY 1,1994
                                         YEAR ENDED      TO               YEAR ENDED APRIL 30,
                                           JULY 31,   JULY 31,  ------------------------------------------
                                             1995      1994**      1994      1993      1992      1991(A)
                                        -----------  ----------  --------  --------  --------  -----------
Net asset value, beginning of period        $16.26    $16.46      $16.97    $17.06    $14.48    $12.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income *                        .34       .07         .16       .39       .27       .34
Net realized and unrealized gain (loss)
  on investments                              1.64      (.27)        .74       .59      2.80      1.66
Net increase (decrease) in net asset
  value from operations                       1.98      (.20)        .90       .98      3.07      2.00

LESS: DISTRIBUTIONS
Dividends from net investment income          (.22)       -0-       (.24)     (.42)     (.17)     (.03)
Distributions from net realized gains         (.04)       -0-      (1.17)     (.65)     (.32)       -0-
Total dividends and distributions             (.26)       -0-      (1.41)    (1.07)     (.49)     (.03)
Net asset value, end of period              $17.98    $16.26      $16.46    $16.97    $17.06    $14.48

TOTAL RETURN
Total investment return based on
  net asset value (b)                        12.40%    (1.22)%      5.06%     5.85%    20.96%    16.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $10,952    $9,640      $9,822    $8,637    $6,843      $443
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.40%     1.40%(c)    1.40%     1.40%     1.40%     1.40%(c)
  Expenses, before waivers/
    reimbursements                            1.81%     1.94%(c)    1.70%     1.85%     2.05%    11.59%(c)
  Net investment income                       2.07%     1.63%(c)    1.67%     2.29%     1.92%     3.54%(c)
Portfolio turnover rate                        172%       21%        139%       98%      103%      137%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS B
                                         --------------------------------------------------------------
                                                     MAY 1, 1994
                                         YEAR ENDED      TO               YEAR ENDED APRIL 30,
                                           JULY 31,   JULY 31,   --------------------------------------
                                             1995      1994**      1994      1993      1992      1991
                                         ----------  -----------  -------  --------  --------  --------
Net asset value, beginning of period        $14.10    $14.30      $14.92    $15.51    $13.96    $12.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income *                        .22       .03         .06       .23       .22       .43
Net realized and unrealized gain (loss)
  on investments                              1.40      (.23)        .63       .53      2.70      1.60
Net increase (decrease) in net asset
  value from operations                       1.62      (.20)        .69       .76      2.92      2.03

LESS: DISTRIBUTIONS
Dividends from net investment income          (.12)       -0-       (.14)     (.25)     (.29)     (.47)
Distributions from net realized gains         (.04)       -0-      (1.17)    (1.10)    (1.08)       -0-
Total dividends and distributions             (.16)       -0-      (1.31)    (1.35)    (1.37)     (.47)
Net asset value, end of period              $15.56    $14.10      $14.30    $14.92    $15.51    $13.96

TOTAL RETURN
Total investment return based on
  net asset value (b)                        11.63%    (1.40)%      4.29%     4.96%    20.14%    16.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $37,301   $43,578     $43,616   $36,155   $31,842   $22,552
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                            2.10%     2.10%(c)    2.10%     2.15%     2.15%     2.10%
  Expenses, before waivers/
    reimbursements                            2.49%     2.64%(c)    2.42%     2.56%     2.70%     2.93%
  Net investment income                       1.38%      .92%(c)     .93%     1.55%     1.34%     3.23%
Portfolio turnover rate                        172%       21%        139%       98%      103%      137%


See footnote summary on page 17.


16



                                               ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS C
                                            -----------------------------------
                                                       MAY 1,1994    AUGUST 2,
                                             YEAR ENDED     TO        1993(D)
                                               JULY 31,  JULY 31,       TO
                                                1995      1994**  APRIL 30,1994
                                             ---------  --------- -------------
Net asset value, beginning of period           $14.11    $14.31      $15.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income *                           .16       .03         .15
Net realized and unrealized loss
  on investments                                 1.46      (.23)       (.17)
Net increase (decrease) in net asset
  value from operations                          1.62      (.20)       (.02)

LESS: DISTRIBUTIONS
Dividends from net investment income             (.12)       -0-       (.14)
Distributions from net realized gains            (.04)       -0-      (1.17)
Total dividends and distributions                (.16)       -0-      (1.31)
Net asset value, end of period                 $15.57    $14.11      $14.31

TOTAL RETURN
Total investment return based on
  net asset value (b)                           11.62%    (1.40)%       .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $4,113    $4,317      $4,289
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                               2.10%     2.10%(c)    2.10%(c)
  Expenses, before waivers/
    reimbursements                               2.50%     2.64%(c)    2.07%(c)
  Net investment income                          1.38%      .93%(c)     .69%(c)
Portfolio turnover rate                           172%       21%        139%

*    Net of fee waived and expenses reimbursed by the Adviser.
**   The Fund changed its fiscal year end from April 30 to July 31.

(a) For the period September 4, 1990 (commencement of operations) to April 30, 1991.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became investment adviser for the Trust.


17



REPORT OF INDEPENDENT ACCOUNTANTS              ALLIANCE STRATEGIC BALANCED FUND
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE STRATEGIC BALANCED FUND In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Strategic Balanced Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period May 1, 1994 to July 31, 1994, and for the year ended April 30, 1994, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by mangement, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
September 27, 1995

PORTFOLIO OF INVESTMENTS
April 30, 1995 (unaudited)                                 Alliance Growth Fund
-------------------------------------------------------------------------------

Company                                                 Shares         Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS - 99.6%
TECHNOLOG Y - 27.5%
ELECTRONICS - 19.3%
cisco Systems, Inc.(b)*                               1,549,000   $ 61,669,563
EMC Corp.*                                            2,059,300     40,671,175
General Instrument Corp.(b)*                          1,004,200     34,268,325
Intel Corp.(b)                                          738,300     75,629,606
Micron Technology, Inc.                                 104,500      8,595,125
Motorola, Inc.(b)                                       926,800     52,711,750
                                                                   273,545,544
OFFICE EQUIPMENT & SERVICES - 1.1%
Dell Computer Corp.*                                    203,051     11,104,352
Silicon Graphics, Inc.(b)*                              137,000      5,137,500
                                                                    16,241,852
TELECOMMUNICATIONS - 7.1%
Air - Touch Communications, Inc.*                     1,170,700     31,462,562
DSC Communications Corp.(b)                             986,000     36,420,375
Millicom International Cellular S.A.*                   275,000      6,875,000
QUALCOMM, Inc.*                                          41,400      1,078,988
Rogers Cantel Mobile Communications, Inc. Cl.B*         571,500     13,644,562
United States Cellular Corp.*                           259,700      7,531,300
Vodafone PLC (ADR)                                      125,000      3,984,375
                                                                   100,997,162
                                                                   390,784,558

CREDIT SENSITIVE - 27.1%
BANKS - 1.1%
First Chicago Corp.                                     110,000      2,131,250
MBNA Corp.                                              170,000      5,142,500
Shawmut National Corp.                                  302,000      8,003,000
                                                                    15,276,750
FINANCIAL SERVICES - 4.5%
American Express Co.                                    335,000   $ 11,641,250
Capital One Financial Corp.                             203,000      4,085,375
Dean Witter, Discover & Co.(b)                          150,000      6,356,250
Federal National Mortgage Assn.                         112,800      9,954,600
First USA, Inc.                                         112,000      4,760,000
Franchise Financial Corp. of America                    200,000      3,950,000
JP Realty, Inc.                                         609,300     11,576,700
Mercury Finance Co.                                     144,800      2,190,100
Merrill Lynch & Co., Inc.                                50,000      2,275,000
Student Loan Marketing Assn.                            186,000      7,533,000
                                                                    64,322,275
INSURANCE - 13.0%
20th Century Industries, Inc.                         1,118,300     13,559,387
Acceptance Insurance Cos., Inc.*                        465,600      7,100,400
American International Group, Inc.                      527,900     56,353,325
Delphi Financial Group, Inc.*                           149,000      2,514,375
Emphesys Financial Group, Inc.                           39,400      1,039,175
General Reinsurance Corp.                                10,300      1,311,963
John Alden Financial Corp.                              876,500     15,886,562
MGIC Investment Corp.                                    21,400        906,825
PennCorp Financial Group, Inc.                          484,500      8,357,625
PMI Group, Inc.                                          71,700      2,670,825
Progressive Corp. (Ohio)                                187,500      7,078,125
PXRE Corp.
  common                                                 58,200      1,425,900
  cv. pfd.                                               50,000      2,475,000
TIG Holdings, Inc.                                      341,600      7,686,000
Travelers, Inc.                                       1,257,000     52,008,375
USF&G Corp.                                             227,500      3,355,625
                                                                   183,729,487

5


PORTFOLIO OF INVESTMENTS (continued)                       Alliance Growth Fund
-------------------------------------------------------------------------------

Company                                                 Shares         Value
-------------------------------------------------------------------------------
REAL ESTATE - 7.4%
Amli Residential Properties Trust                       204,000   $  3,723,000
Associated Estates Realty Corp.                          98,700      1,949,325
Avalon Properties, Inc.                                  60,700      1,191,238
CBL & Associates Properties, Inc.                       244,000      4,758,000
Columbus Realty Trust                                   167,600      3,016,800
Essex Property Trust                                    201,900      3,280,875
Evans Withycombe Residential                             77,500      1,453,125
First Industrial Realty Trust, Inc.                     162,000      2,835,000
Gables Residential Trust                                230,000      4,226,250
Highwoods Properties, Inc.                              401,800      8,839,600
JDN Realty Corp.                                         59,500      1,100,750
Liberty Property, Inc.                                   85,000      1,583,125
Macerich Co.                                            391,400      7,876,925
Manufactured Home Communities, Inc.                     235,000      3,701,250
Mid-America Apartment Communities, Inc.                  75,700      1,892,500
Oasis Residential, Inc.
  common                                                 70,000      1,531,250
  cv. pfd.                                              160,000      3,980,000
Paragon Group, Inc.                                     170,000      2,932,500
Regency Realty Corp.                                     39,000        619,125
Saul Centers, Inc.                                      238,000      4,016,250
Simon Property Group, Inc.                              301,500      7,160,625
Spieker Properties, Inc.                                211,200      4,118,400
Storage USA, Inc.                                       203,700      5,830,912
Summit Properties, Inc.                                 296,000      4,921,000
Sun Communities, Inc.                                   280,000      5,985,000
Tucker Properties Corp.                                 429,800      5,211,325
Walden Residential Properties, Inc.                     222,100      4,275,425
Weeks Corp.                                             126,500      2,767,188
                                                                   104,776,763
UTILITY-GAS - 0.6%
Enron Corp.                                              30,000      1,020,000
Renaissance Energy, Ltd.                                334,000      7,554,060
                                                                     8,574,060
UTILITY-TELEPHONE - 0.5%
Sprint Corp.                                            222,000   $  7,326,000
                                                                   384,005,335

CONSUMER NONCYCLICALS - 12.9%
DRUGS - 4.1%
Abbott Laboratories                                     274,000     10,788,750
Astra, Series A                                         400,000     11,671,920
Gensia, Inc.(a)*                                         68,500        573,688
Lilly (Eli) & Co.                                        41,000      3,064,750
Merck & Co., Inc.                                       378,000     16,206,750
Pfizer, Inc.                                            184,000     15,939,000
                                                                    58,244,858
HOSPITAL SUPPLIES & SERVICES - 4.2%
Guidant Corp.                                           155,000      3,080,625
Healthsource, Inc.*                                     437,000     15,677,375
Quest Medical, Inc.*                                    265,225      2,320,719
U.S. Healthcare, Inc.(b)                                629,100     16,749,787
United Healthcare Corp.(b)                              608,900     22,072,625
                                                                    59,901,131
TOBACCO - 4.6%
Loews Corp.                                             317,600     32,355,500
Philip Morris Cos., Inc.                                484,000     32,791,000
                                                                    65,146,500
                                                                   183,292,489

CONSUMER CYCLICALS - 12.7%
AUTO & TRUCKS - 4.8%
Chrysler Corp.(b)                                       728,600     31,420,875
General Motors Corp.(b)                                 496,500     22,404,562
  Cl.H                                                  364,300     14,253,238
                                                                    68,078,675
PHOTO & OPTICAL - 2.7%
Eastman Kodak Co.                                       655,700     37,702,750
RETAIL-GENERAL - 5.2%
Home Depot, Inc.                                        175,000      7,306,250
Sears Roebuck & Co.                                   1,237,500     67,134,375
                                                                    74,440,625
                                                                   180,222,050

6


                                                           Alliance Growth Fund
-------------------------------------------------------------------------------

Company                                                 Shares         Value
-------------------------------------------------------------------------------
BUSINESS SERVICES - 8.2%
PRINTING, PUBLISHING & BROADCASTING - 8.1%
Chris-Craft Industries, Inc.                             21,238    $   716,783
Comcast Corp., Cl. A (SPL)                              250,000      3,921,875
Donnelley (R.R.) & Sons Co.                             539,200     18,332,800
Grupo Television S.A. de C.V. (ADR)                      25,000        496,875
Tele-Communications, Inc. Cl.A(b)*                    1,683,500     32,302,156
Time Warner, Inc.                                       158,600      5,808,725
Viacom, Inc. Cl.B*                                    1,160,745     53,249,177
                                                                   114,828,391
RAILROADS & EQUIPMENT - 0.1%
Conrail, Inc.                                            20,300      1,108,887
                                                                   115,937,278

BASIC MATERIALS - 4.5%
ALUMINUM - 0.0%
Kaiser Aluminum Corp.                                    25,000        281,250
CHEMICALS - 3.4%
Du Pont E I De Nemours & Co.                             50,000      3,293,750
Great Lakes Chemical Corp.                              309,100     18,159,625
Lubrizol Corp.                                          164,000      5,719,500
Monsanto Co.                                            179,000     14,901,750
Union Carbide Corp.                                     180,000      5,760,000
                                                                    47,834,625
PAPER - 0.7%
Bowater, Inc.                                           200,000      7,650,000
Jefferson Smurfit Group PLC*                            167,400      2,249,437
                                                                     9,899,437
STEEL - 0.4%
AK Steel Holding Corp.*                                  18,900   $    507,938
National Steel Corp.                                    432,000      5,508,000
                                                                     6,015,938
                                                                    64,031,250

ENERGY - 3.4%
OIL SUPPLIES & CONSTRUCTION - 3.4%
Apache Corp.                                            130,000      3,510,000
Baker Hughes, Inc.                                      103,000      2,317,500
Energy Service Co., Inc.*                               228,475      3,826,956
Enron Oil & Gas Co.                                     100,100      2,289,788
Seagull Energy Corp.                                    294,000      5,218,500
Western Atlas, Inc.*                                    328,600     14,787,000
YPF S.A. (ADS)                                          809,000     16,382,250
                                                                    48,331,994

CAPITAL GOODS - 2.6%
MACHINERY - 2.6%
Mannesmann AG (ADR)                                     135,000     36,723,645

CONSUMER BASICS - 0.4%
HOUSEHOLD
PRODUCTS - 0.4%
Colgate-Palmolive Co.                                    50,000      3,512,500
Corning, Inc.                                            80,000      2,670,000
                                                                     6,182,500

CONSUMER SERVICES - 0.3%
HOTELS &
RESTAURANTS - 0.3%
McDonald's Corp.                                        100,000      3,500,000

DIVERSIFIED - 0.0%
Hanson PLC  (ADR)*                                      839,000        209,750
  warrants, 9/30/97*                                  1,000,000        245,413
                                                                       455,163
Total Common Stocks & Other Investments
  (cost $1,341,515,594)                                          1,413,466,262

7


PORTFOLIO OF INVESTMENTS (continued)                       Alliance Growth Fund
-------------------------------------------------------------------------------
                                                    Contracts (c),
                                                     or Principal
                                                        Amount
Company                                                 (000)          Value
-------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES - 0.5%
ELECTRONICS- 0.5%
Cypress Semiconductor Corp.
  3.15%, 3/15/01 (a)
  (cost $6,093,732)                                     $ 6,500  $   7,491,250
SHORT-TERM DEBT SECURITIES - 1.9%
Federal Home Loan Bank
  5.83%, 5/05/95                                         10,000      9,993,522
Federal Home Loan
  Mortgage Corp.
  5.85%, 5/01/95                                         11,200     11,200,000
  5.95%, 5/03/95                                          5,200      5,198,281
                                                                    16,398,281
Total Short-Term Debt Securities
  (amortized cost $26,391,803)                                      26,391,803
TOTAL INVESTMENTS - 102.0%
  (cost $1,374,001,129)                                          1,447,349,315
OUTSTANDING CALL OPTIONS WRITTEN - (1.1%)
Chrysler Corp.
  expiring May 1995
  @ $44.63                                                  120         (9,600)
  expiring May 1995
  @ $45.50                                                  100        (34,000)
  expiring May 1995
  @ $44.88                                                   80        (23,200)
cisco Systems, Inc.
  expiring May 1995
  @ $35.00                                                  100       (512,500)
  expiring June 1995
  @ $33.88                                                   50       (343,000)
  expiring June 1995
  @ $36.38                                                  150       (825,000)
  expiring July 1995
  @ $39.00                                                  100       (362,500)
  expiring July 1995
  @ $39.50                                                  100       (300,000)
Dean Witter, Discover & Co.
  expiring May 1995
  @ $40.00                                                   50   $   (121,875)
DSC Communications Corp.
  expiring May 1995
  @ $31.88                                                  200     (1,050,000)
  expiring May 1995
  @ $35.25                                                   50       (121,875)
  expiring May 1995
  @ $36.13                                                   50       (106,250)
  expiring May 1995
  @ $35.38                                                   50       (118,750)
  expiring June 1995
  @ $35.75                                                   50       (150,000)
  expiring June 1995
  @ $34.13                                                  150       (678,000)
  expiring July 1995
  @ $34.13                                                  100       (400,000)
General Instrument Corp.
  expiring May 1995
  @ $28.75                                                  100       (412,500)
  expiring July 1995
  @ $35.13                                                  100       (218,750)
General Motors Corp.
  expiring May 1995
  @ $39.13                                                  210     (1,023,750)
Intel Corp.
  expiring May 1995
  @ $70.25                                                  200     (6,500,000)
  expiring July 1995
  @ $94.38                                                  100     (1,087,500)
Motorola, Inc.
  expiring May 1995
  @ $58.00                                                  100        (50,000)
Silicon Graphics, Inc.
  expiring June 1995
  @ $34.88                                                   50       (168,750)
Tele-Communications, Inc.
  expiring May 1995
  @ $21.75                                                   20           (200)
  expiring May 1995
  @ $21.13                                                  150        (18,750)

8


                                                           Alliance Growth Fund
-------------------------------------------------------------------------------

Company                                               Contracts(c)       Value
-------------------------------------------------------------------------------
  expiring May 1995
  @ $21.88                                                   30   $       (300)
  expiring June 1995
  @ $20.75                                                   40        (20,800)
U.S. Healthcare, Inc.
  expiring May 1995
  @ $44.00                                                  100         (6,250)
  expiring June 1995
  @ $41.13                                                  100        (12,500)
  expiring June 1995
  @ $45.25                                                  150         (9,000)
  expiring July 1995
  @ $41.00                                                   50        (12,500)
  expiring July 1995
  @ $30.00                                                  100       (137,500)
United Healthcare Corp.
  expiring June 1995
  @ $42.38                                                  100       (100,000)
expiring June 1995
  @ $46.23                                                  100   $   (312,500)
  expiring July 1995
  @ $44.50                                                  100        (18,000)
  expiring July 1995
  @ $44.88                                                   50         (9,000)
Total Outstanding Call
  Options Written
  (premiums received $9,646,493)                                   (15,275,100)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN - 100.9%
  (cost $1,364,354,636)                                          1,432,074,215
Other assets less
  liabilities - (0.9%)                                             (12,183,079)

NET ASSETS - 100%                                               $1,419,891,136

*    Non-income producing.
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1995 these securities amounted to $8,064,938 or 0.6% of net assets.
(b) Security on which options are written (shares subject to call have an aggregate market value of $14,417,188).
(c)  One contract relates to 100 shares.

     See notes to financial statements.

9


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1995 (unaudited)                                 Alliance Growth Fund
-------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $1,374,001,129)     $1,447,349,315
  Cash                                                                  59,612
  Receivable for shares of beneficial interest sold                 15,171,510
  Receivable for investment securities sold                          8,159,203
  Dividends and interest receivable                                    782,518
  Deferred organization expenses                                         3,047
  Total assets                                                   1,471,525,205

LIABILITIES
  Payable for investment securities purchased                       32,776,521
  Outstanding call options written, at value
    (premiums received $9,646,493)                                  15,275,100
  Payable for shares of beneficial interest redeemed                 1,387,220
  Distribution fee payable                                           1,011,233
  Advisory fee payable                                                 848,236
  Accrued expenses                                                     335,759
  Total liabilities                                                 51,634,069
NET ASSETS                                                      $1,419,891,136

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                                   $644
  Additional paid-in capital                                     1,359,191,209
  Undistributed net investment income                                  394,973
  Accumulated net realized loss on investments                      (7,340,019)
  Net unrealized appreciation of investments, options
    and other assets less liabilities                               67,644,329
                                                                $1,419,891,136

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($213,280,750 /
    8,358,699 shares of beneficial interest issued and outstanding)     $25.52
  Sales charge-4.25% of public offering price                             1.13
  Maximum offering price                                                $26.65
  CLASS B SHARES
  Net asset value and offering price per share ($1,051,753,558 /
    48,858,750 shares of beneficial interest issued and outstanding)    $21.53
  CLASS C SHARES
  Net asset value, redemption and offering price per share
    ($154,856,828 / 7,191,000 shares of beneficial interest issued
    and outstanding)                                                    $21.53

See notes to financial statements.

10


STATEMENT OF OPERATIONS
Six Months Ended April 30, 1995 (unaudited)                Alliance Growth Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                         $10,440,947
  Interest                                            1,689,517    $12,130,464

EXPENSES
  Advisory fee                                        4,424,968
  Distribution fee - Class A                            277,475
  Distribution fee - Class B                          4,329,401
  Distribution fee - Class C                            645,678
  Transfer agency                                     1,329,980
  Registration                                          214,306
  Printing                                              149,806
  Custodian                                              91,604
  Audit and legal                                        65,365
  Trustees' fees                                         12,000
  Amortization of organization expenses                   3,620
  Miscellaneous                                           3,547
  Total expenses                                                    11,547,750
  Net investment income                                                582,714

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities transactions                      (6,977,741)
  Net realized gain on options transactions                          1,520,422
  Net change in unrealized appreciation of securities               62,914,816
  Net change in unrealized appreciation of options
    and other assets less liabilities                               (5,920,502)
  Net gain on investments                                           51,536,995

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $52,119,709

11


STATEMENT OF CHANGES IN NET ASSETS                         Alliance Growth Fund
-------------------------------------------------------------------------------
                                                 Six Months Ended  May 1, 1994*
                                                  April 30, 1995        to
                                                    (unaudited)   Oct. 31, 1994
                                                 ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $582,714      $1,087,125
  Net realized gain (loss) on investments           (5,457,319)      7,686,932
  Net change in unrealized appreciation of
    investments, options and other assets less
    liabilities                                     56,994,314      29,276,693
  Net increase in net assets from operations        52,119,709      38,050,750

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (773,224)             -0-
    Class B                                           (380,866)             -0-
    Class C                                            (57,618)             -0-
  Net realized gain on investments
    Class A                                         (2,882,018)             -0-
    Class B                                        (15,615,519)             -0-
    Class C                                         (2,362,349)             -0-

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                     356,138,740     434,991,030
  Total increase                                   386,186,855     473,041,780

NET ASSETS
  Beginning of period                            1,033,704,281     560,662,501
  End of period (including undistributed net
    investment income of $394,973 and
    $1,023,967, respectively)                   $1,419,891,136  $1,033,704,281

* The Fund changed its fiscal year end from April 30 to October 31. See notes to financial statements.

12


NOTES TO FINANCIAL STATEMENTS
April 30, 1995 (unaudited)                                 Alliance Growth Fund
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth Fund (the 'Fund'), a series of The Alliance Portfolios (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. Prior to August 2, 1993, the Trust was known as The Equitable Funds, and the Fund was known as The Equitable Growth Fund. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 has been deferred and is being amortized on a straight-line basis through September, 1995.

3. OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss. As a writer of options, the Fund bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

13

NOTES TO FINANCIAL STATEMENTS (continued)                  Alliance Growth Fund
-------------------------------------------------------------------------------
7. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares on such class, except that the Funds' Class B and Class C shares bear higher distribution and transfer agent fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

8. CHANGE OF YEAR END
The Fund changed its fiscal year end from April 30 to October 31. Accordingly, the changes in net assets and per share data and ratios reflect the period from May 1, 1994 to October 31, 1994.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management, L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

Under the terms of an investment advisory agreement, the Fund pays Alliance an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Such a fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares. Prior to August 2, 1993, the rate for Class B shares was 2.15%. No reimbursement was required for the six months ended April 30, 1995. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $956,509 for the six months ended April 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received net front-end sales charges of $62,444 from the sale of Class A shares and $971,711 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the six months ended April 30, 1995.

Brokerage commissions paid on securities transactions for the six months ended April 30, 1995 amounted to $1,276,977, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ('DLJ'), an affiliate of the Adviser.

Trustees' fees and expenses payable include amounts owed to one of the Trustees under a deferred compensation plan.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30 of 1% the Fund's aggregate daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in

14


                                                           Alliance Growth Fund
-------------------------------------------------------------------------------
excess of the distribution costs reimbursed by the Fund in the amount of $31,659,056, and $749,906, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $675,568,774 and $293,031,980 respectively, for the six months ended April 30, 1995. There were purchases of $2,852,279,207 and sales of $2,943,072,657 of U.S. Government and government agency obligations for the six months ended April 30, 1995.

1. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended April 30, 1995 were as follows:

                                                       Number of
                                                       Contracts     Premiums
                                                       ---------   ------------
Options outstanding at beginning of year                  1,500    $ 4,049,495
Options written                                           6,131     17,156,794
Options terminated in closing purchase transactions      (2,088)    (9,507,414)
Options expired                                          (1,725)      (937,922)
Options exercised                                          (368)    (1,114,460)
Options outstanding at April 30, 1995                     3,450    $ 9,646,493

At April 30, 1995, the cost of securities for federal income tax purposes was $1,376,016,083. Accordingly gross unrealized appreciation of investments was $144,768,843 and gross unrealized depreciation of investments was $73,435,611 resulting in net unrealized appreciation of $71,333,232.

15


NOTES TO FINANCIAL STATEMENTS (continued)                  Alliance Growth Fund
-------------------------------------------------------------------------------
NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                                  Shares                      Amount
                      ---------------------------  ----------------------------
                    Six Months Ended  May 1,1994* Six Months Ended  May 1,1994*
                      April 30,1995       to       April 30,1995        to
                        (unaudited)   Oct.31,1994   (unaudited)    Oct.31,1994
                      -------------  ------------  -------------  -------------
CLASS A
Shares sold              2,470,036     2,831,659   $ 60,646,656   $ 68,901,177
Shares issued in
  reinvestment of
  dividends and
  distributions            136,788            -0-     3,174,842             -0-
Shares redeemed           (939,040)     (427,892)   (23,111,998)   (10,438,866)
Net increase             1,667,784     2,403,767   $ 40,709,500   $ 58,462,311

CLASS B
Shares sold             15,771,708    17,260,944   $327,607,697   $356,698,970
Shares issued in
  reinvestment of
  dividends and
  distributions            631,579            -0-    12,397,903             -0-
Shares redeemed         (2,979,535)   (1,274,037)   (61,847,663)   (26,373,086)
Net increase            13,423,752    15,986,907   $278,157,937   $330,325,884

CLASS C
Shares sold              2,676,466     2,792,380   $ 55,628,864   $ 57,684,514
Shares issued in
  reinvestment of
  dividends and
  distributions             61,296            -0-     1,203,861             -0-
Shares redeemed           (941,379)     (554,996)   (19,561,422)   (11,481,679)
Net increase             1,796,383     2,237,384   $ 37,271,303    $46,202,835

* The Fund changed its fiscal year end from April 30 to October 31. ** Commencement of distribution.

16


FINANCIAL HIGHLIGHTS                                       Alliance Growth Fund
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   Class A
                                           --------------------------------------------------------------------------------------
                                              Six Months
                                                 Ended       May 1, 1994                    Year Ended April 30,
                                            April 30, 1995   to Oct. 31,   ------------------------------------------------------
                                               (unaudited)      1994**        1994          1993          1992          1991(a)
                                             --------------  ------------  -----------  -----------  ------------  --------------
Net asset value, beginning of period             $25.08        $23.89        $22.67        $20.31        $17.94        $13.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        .08           .09          (.01)*         .05*          .29*          .17*
Net realized and unrealized gain
  on investments                                    .88          1.10          3.55          3.68          3.95          4.22
Net increase in net asset value
  from operations                                   .96          1.19          3.54          3.73          4.24          4.39

LESS: DISTRIBUTIONS
Dividends from net investment income               (.11)           -0-           -0-         (.14)         (.26)         (.06)
Distributions from net realized gains              (.41)           -0-        (2.32)        (1.23)        (1.61)           -0-
Total dividends and distributions                  (.52)           -0-        (2.32)        (1.37)        (1.87)         (.06)
Net asset value, end of period                   $25.52        $25.08        $23.89        $22.67        $20.31        $17.94

TOTAL RETURN
Total investment return based on
  net asset value (b)                              4.04%         4.98%        15.66%        18.89%        23.61%        32.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $213,281      $167,800      $102,406       $13,889        $8,228          $713
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements          1.37%(c)      1.35%(c)      1.40%         1.40%         1.40%         1.40%(c)
  Expenses, before waivers/reimbursements          1.37%(c)      1.35%(c)      1.46%         1.84%         1.94%         8.79%(c)
  Net investment income                             .69%(c)       .86%(c)       .32%          .20%         1.44%         1.99%(c)
Portfolio turnover rate                              25%           24%           87%          124%          137%          130%

See footnote summary on page 19.

17


FINANCIAL HIGHLIGHTS (continued)                           Alliance Growth Fund
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   Class B
                                            -----------------------------------------------------------------------------------
                                               Six Months    May 1, 1994
                                                  Ended          to                     Year Ended April 30,
                                             April 30, 1995  October 31,   ----------------------------------------------------
                                               (unaudited)       1994**        1994          1993          1992        1991(a)
                                             --------------  -----------  -------------  ------------  -----------  -----------
Net asset value, beginning of period             $21.21        $20.27        $19.68        $18.16        $16.88        $14.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                         -0-          .01          (.07)*(e)     (.06)*         .17*          .08*
Net realized and unrealized gain
  on investments                                    .74           .93          2.98          3.23          3.67          3.22
Net increase in net asset value from
  operations                                        .74           .94          2.91          3.17          3.84          3.30

LESS: DISTRIBUTIONS
Dividends from net investment income               (.01)           -0-           -0-         (.03)         (.21)         (.09)
Distributions from net realized gains              (.41)           -0-        (2.32)        (1.62)        (2.35)         (.71)
Total dividends and distributions                  (.42)           -0-        (2.32)        (1.65)        (2.56)         (.80)
Net asset value, end of period                   $21.53        $21.21        $20.27        $19.68        $18.16        $16.88

TOTAL RETURN
Total investment return based
  on net asset value (b)                           3.68%         4.64%        14.79%        18.16%        22.75%        24.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $1,051,753      $751,521      $394,227       $56,704       $37,845       $22,710
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements          2.07%(c)      2.05%(c)      2.10%         2.15%         2.15%         2.10%
  Expenses, before waivers/reimbursements          2.07%(c)      2.05%(c)      2.13%         2.52%         2.65%         3.06%
  Net investment income (loss)                     (.01)%(c)      .16%(c)      (.36)%        (.53)%         .78%          .56%
Portfolio turnover rate                              25%           24%           87%          124%          137%          130%

See footnote summary on page 19.

18


                                                           Alliance Growth Fund
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Class C
                                     ------------------------------------------
                                       Six Months   May 1, 1994     August 2,
                                          Ended          to         1993 (d)
                                      April30,1995    Oct. 31,     to April 30,
                                       (unaudited)       1994**        1994
                                      ------------- -------------- ------------
Net asset value, beginning of period     $21.22        $20.28        $21.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 -0-          .01          (.02)*
Net realized and unrealized gain
  on investments                            .73           .93          1.15
Net increase in net asset value
  from operations                           .73           .94          1.13

LESS: DISTRIBUTIONS
Dividends from net investment income       (.01)           -0-           -0-
Distributions from net realized gains      (.41)           -0-        (2.32)
Total dividends and distributions          (.42)           -0-        (2.32)
Net asset value, end of period           $21.53        $21.22        $20.28

TOTAL RETURN
Total investment return based
  on net asset value (b)                   3.63%         4.64%         5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $154,857      $114,455       $64,030
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                         2.07%(c)      2.05%(c)      2.10%(c)
  Expenses, before waivers/
    reimbursements                         2.07%(c)      2.05%(c)      2.13%(c)
  Net investment income (loss)             (.01)%(c)      .16%(c)      (.31)%(c)
Portfolio turnover rate                      25%           24%           87%

*    Net of fee waived and expenses reimbursed by the Adviser.
**   The Fund changed its fiscal year end from April 30 to October 31.
(a) For the period September 4, 1990 (commencement of distribution) to April 30, 1991.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)  Annualized.
(d)  Commencement of distribution.
(e)  Per share data based upon average monthly shares outstanding.

Portfolio of Investments
October 31, 1994                                           Alliance Growth Fund
-------------------------------------------------------------------------------

Company                                      Shares                   Value
COMMON STOCKS & OTHER
  INVESTMENTS--94.3%
CREDIT SENSITIVE--29.4%
BANKS--2.1%
Citicorp                                     110,000           $  5,252,500
First Chicago Corp.                          110,000              2,557,500
Grupo Financiero
  Bancomer (ADR) (a)*                         72,900              1,667,587
Shawmut National Corp.                       582,000             12,003,750
                                                              -------------
                                                                 21,481,337
                                                              -------------
FINANCIAL SERVICES--2.4%
American Express Co.                         285,000              8,763,750
Franchise Financial
  Corp. of America                           200,000              3,700,000
JP Realty, Inc.                              609,300             11,957,512
                                                              -------------
                                                                 24,421,262
                                                              -------------
INSURANCE--15.1%
Acceptance Insurance Cos., Inc.*             428,400              7,015,050
American International
  Group, Inc.                                527,900             49,424,638
Delphi Financial Group, Inc.*                149,000              2,924,125
Emphesys Financial Group, Inc.               402,500             13,835,937
John Alden Financial Corp.                   876,500             26,295,000
PennCorp Financial Group, Inc.               484,500              7,630,875
Progressive Corp. (Ohio)                     155,000              5,890,000
PXRE Corp.
  common                                      77,000              1,905,750
 cv. pfd.                                     50,000              2,525,000
TIG Holdings, Inc.                           351,600              6,768,300
Transnational Re Corp.*                      108,300              2,138,925
Travelers, Inc.                              550,000             19,112,500
20th Century Industries, Inc.                712,100              8,634,213
USF&G Corp.                                  115,000              1,566,875
                                                              -------------
                                                                155,667,188
                                                              -------------
REAL ESTATE--8.5%
Amli Residential Properties Trust            135,000           $  2,565,000
Associated Estates Realty Corp.               75,000              1,415,625
Avalon Properties, Inc.                       60,700              1,183,650
Bay Apartment Communities, Inc.*              44,000                858,000
CBL & Associates Properties, Inc.            244,000              4,575,000
Columbus Realty Trust                        167,600              3,037,750
Equity Residential Properties
  Trust, Inc.                                105,000              3,136,875
Essex Property Trust                         165,000              2,908,125
Evans Withycombe Residential                  67,500              1,333,125
First Industrial Realty Trust, Inc.           75,000              1,462,500
Gables Residential Trust                     125,000              2,687,500
Highwoods Properties, Inc.                   148,300              3,058,687
JDN Realty Corp.                              59,500              1,309,000
Liberty Property, Inc.                        85,000              1,615,000
Macerich Co.                                 313,900              6,278,000
Manufactured Home Communities, Inc.          200,000              3,725,000
Mid-America Apartment Communities, Inc.       75,700              1,883,038
Oasis Residential, Inc.                       70,000              1,636,250
Paragon Group, Inc.                          170,000              3,421,250
Regency Realty Corp.                          39,000                619,125
Saul Centers, Inc.                           238,000              3,599,750
Simon Property Group, Inc.                   181,500              4,333,313
Spieker Properties, Inc.                     211,200              4,224,000
Storage USA, Inc.                            203,700              5,117,963
Summit Properties, Inc.                       94,000              1,633,250
Sun Communities, Inc.                        280,000              6,300,000
Tucker Properties Corp.                      429,800              7,145,425
Walden Residential Properties, Inc.          222,100              4,275,425
Weeks Corp.                                  126,500              2,640,688
                                                              -------------
                                                                 87,978,314
                                                              -------------

Company                                      Shares                   Value
UTILITY/GAS--0.0%
Enron Corp.                                     9,300          $    205,762
                                                              -------------
UTILITY/TELEPHONE--1.3%
PT Tri Puyta Indonesian
  Satellite (ADS)                              71,300             2,798,525
Sprint Corp.                                  340,000            11,092,500
                                                              -------------
                                                                 13,891,025
                                                              -------------
                                                                303,644,888
                                                              -------------
TECHNOLOGY--23.2%
ELECTRONICS--14.7%
Advanced Micro Devices, Inc.*                 415,200            10,950,900
cisco Systems, Inc.*                          649,000            19,510,562
EMC Corp.*                                  1,161,000            24,961,500
General Instrument Corp.*                     879,200            29,453,200
Intel Corp.                                   441,300            27,443,344
Motorola, Inc.                                419,800            24,715,725
Texas Instruments, Inc.                       193,000            14,450,875
                                                              -------------
                                                                151,486,106
                                                              -------------
OFFICE EQUIPMENT
  SERVICES--2.2%
Dell Computer Corp.*
  common                                       26,000             1,157,000
 pfd.                                          69,800            13,096,225
Microsoft Corp.*                               89,800             5,663,013
Silicon Graphics, Inc.*                       110,000             3,341,250
                                                              -------------
                                                                 23,257,488
                                                              -------------
TELECOMMUNICATIONS--6.3%
Air-Touch Communications, Inc.*               449,700            13,434,787
DSC Communications Corp.*                     811,000            24,988,937
QUALCOMM, Inc.*                               161,400             4,801,650
Rogers Cantel Mobile Communications,
  Inc.*                                       445,500            13,615,594
United States Cellular Corp.*                 249,700             8,208,888
                                                              -------------
                                                                 65,049,856
                                                              -------------
                                                                239,793,450
                                                              -------------
CONSUMER CYCLICALS--12.5%
AUTO & TRUCKS--7.4%
Chrysler Corp. (b)                            792,700          $ 38,644,125
 Ser. A cv. pfd. (a)                            8,900             1,189,262
Ford Motor Co.                                 85,000             2,507,500
General Motors Corp.                          852,500            33,673,750
                                                              -------------
                                                                 76,014,637
                                                              -------------
PHOTO & OPTICAL--1.3%
Eastman Kodak Co.                             282,900            13,614,563
                                                              -------------
RETAIL-GENERAL--3.8%
Sears Roebuck & Co.                           801,000            39,649,500
                                                              -------------
                                                                129,278,700
                                                              -------------
BUSINESS SERVICES--11.4%
PRINTING, PUBLISHING &
  BROADCASTING--11.2%
Chris-Craft Industries, Inc.                   79,600             3,004,900
Comcast Corp.                                 225,000             3,712,500
Donnelley (R. R.) & Sons Co.                  389,200            12,211,150
Grupo Televisa S.A. (ADS)                     186,600             8,280,375
Multimedia, Inc.*                             129,200             3,795,250
Tele-Communications, Inc.*                  1,308,500            29,686,594
Viacom, Inc.*
  Cl.A*                                        13,600               545,700
  Cl.B*                                     1,400,745            54,979,241
                                                              -------------
                                                                116,215,710
                                                              -------------
TRUCKING & SHIPPING--0.2%
Covenant Transportation, Inc.                  90,000             1,721,250
                                                              -------------
                                                                117,936,960
                                                              -------------
CONSUMER NONCYCLICALS--8.0%
DRUGS--2.7%
Abbot Laboratories                            230,000             7,130,000
AB Astra                                      200,000             5,405,931
Lilly (Eli) & Co.                              83,000             5,146,000
Gensia, Inc.(a)*                               55,000               701,250
Merck & Co., Inc.                             155,000             5,541,250

Company                                      Shares                   Value
Pfizer, Inc.                                  67,000            $ 4,966,375
                                                              -------------
                                                                 28,890,806
                                                              -------------
HOSPITAL SUPPLY &
  SERVICES--4.0%
Columbia--HCA Healthcare Corp.                30,562              1,272,143
Healthsource, Inc.*                          449,000             17,398,750
Maxxim Medical, Inc.*                         42,614                553,982
Quest Medical, Inc.                          265,225              1,326,125
United Healthcare Corp.                      240,900             12,707,475
U.S. Healthcare, Inc.                        161,000              7,587,125
                                                              -------------
                                                                 40,845,600
                                                              -------------
TOBACCO--1.3%
Loews Corp.                                   94,000              8,295,500
Philip Morris Cos., Inc.                      80,000              4,900,000
                                                              -------------
                                                                 13,195,500
                                                              -------------
                                                                 82,931,906
                                                              -------------
BASIC MATERIALS--6.7%
CHEMICALS--2.9%
Great Lakes Chemical Corp.                   202,000             11,867,500
Lubrizol Corp.                               344,700             11,116,575
Union Carbide Corp.                          200,000              6,625,000
                                                              -------------
                                                                 29,609,075
                                                              -------------
METALS & MINING--1.4%
Newmont Mining Corp.                         347,175             14,364,366
                                                              -------------
PAPER--0.2%
Jefferson Smurfit Group PLC*                 126,300              2,036,588
                                                              -------------
STEEL--2.2%
AK Steel Holding Corp.*                      110,000              3,602,500
Bethlehem Steel Corp.*                       723,500             13,746,500
USX-US Steel Group, Inc.                     154,000              5,775,000
                                                              -------------
                                                                 23,124,000
                                                              -------------
                                                                 69,134,029
                                                              -------------

                                         Contracts (c),
                                            Shares or
                                            Principal
                                             Amount
Company                                       (000)                   Value
CAPITAL GOODS--1.5%
ELECTRICAL EQUIPMENT--0.5%
General Electric Co.                          115,200          $  5,630,400
                                                              -------------
MACHINERY--1.0%
Caterpillar, Inc.                             175,000            10,456,250
                                                              -------------
                                                                 16,086,650
                                                              -------------
ENERGY--1.2%
OIL-SUPPLIES
  & CONSTRUCTION--1.2%
Energy Service Co., Inc.*                     215,275             3,121,487
Western Atlas, Inc.*                          155,600             7,157,600
YPF S.A. (ADS)                                100,000             2,412,500
                                                              -------------
                                                                 12,691,587
                                                              -------------
DIVERSIFIED--0.4%
Hanson PLC (ADR)*                             839,000               314,625
 warrants, 9/30/97*                         1,000,000               368,007
India Growth Fund, Inc.                       250,000             3,218,750
                                                              -------------
                                                                  3,901,382
                                                              -------------
Total Common Stocks
  (cost $965,041,432)                                           975,399,552
                                                              -------------
SHORT-TERM DEBT
  SECURITIES--11.2%
Federal Farm Credit Bank
 4.83%, 11/08/94                           $   10,000             9,990,608
                                                              -------------
Federal Home Loan Bank
 4.66%, 11/04/94                                3,830             3,828,513
 4.77%, 11/18/94                                5,000             4,988,737
 4.79%, 12/06/94                                6,500             6,469,730
 4.81%, 11/28/94                                8,000             7,971,140
 4.88%, 11/14/94                                2,000             1,996,475
                                                              -------------
                                                                 25,254,595
                                                              -------------
Federal Home Loan Mortgage Corp.
 4.65%, 11/01/94                               11,500            11,500,000
 4.67%, 11/02/94                                1,000               999,870

                                         Contracts (c),
                                          or Principal
                                             Amount
Company                                       (000)                   Value
 4.83%, 11/02/94                             $12,440         $   12,438,331
 4.84%, 11/02/94                               5,255              5,254,293
 4.85%, 11/02/94                              10,900             10,898,532
 4.81%, 11/25/94                               6,968              6,945,656
 4.86%, 11/03/94                               2,875              2,874,224
 4.86%, 11/07/94                               9,400              9,392,386
 4.95%, 11/04/94                              11,400             11,395,297
                                                              -------------
                                                                 71,698,589
                                                              -------------
Federal National Mortgage Association
 4.87%, 11/08/94                               1,100              1,098,958
 5.05%, 12/30/94                               7,650              7,586,686
                                                              -------------
                                                                  8,685,644
                                                              -------------
Total Short-Term Debt Securities
  (amortized cost $115,629,436)                                 115,629,436
                                                              -------------
TOTAL INVESTMENTS--105.5%
 (cost $1,080,670,868)                                        1,091,028,988
                                                              -------------

OUTSTANDING CALL OPTIONS WRITTEN--(0.4)%
Advanced Micro Devices, Inc. expiring
 Nov 1994
 @ $29.13                                      2,000               (175,000)
cisco Systems, Inc.
 expiring Nov 1994
 @ $26.00                                      2,000               (900,000)
 expiring Dec 1994
 @ $24.8                                       1,000               (562,500)
 expiring Jan 1995
 @ $30.17                                      1,000               (292,000)


Company                                   Contracts (c)               Value
DSC Communications Corp.
 expiring Nov 1994
 @ $28.63                                      2,000          $     (600,000)
 expiring Dec 1994
 @ $29.75                                      1,000                (262,500)
General Instrument Corp.
 expiring Dec 1994
 @ $30.25                                      1,000                 (50,000)
Shawmut National Corp.
 expiring Dec 1994
 @ $22.50                                      1,000                 (37,500)
 expiring Nov 1994
 @ $22.38                                      2,000                 (60,000)
Texas Instruments, Inc.
 expiring Dec 1994
 @ $74.50                                        500                (206,250)
 expiring Jan 1995
 @ $75.00                                        500                (276,500)
United Healthcare, Inc.
 expiring Nov 1994
 @ $50.88                                      1,000                (320,000)
                                                              -------------
Total Outstanding Call
  Options Written
  (premiums received $4,049,495)                                 (3,742,250)
                                                              -------------

TOTAL INVESTMENTS,
  NET OF OUTSTANDING
  CALL OPTIONS
  WRITTEN--105.1%                                             1,087,286,738
Other assets less liabilities--(5.1)%                           (53,582,457)
                                                              -------------
NET ASSETS--100%                                             $1,033,704,281
                                                              =============

-----------------------------------------------------------------------------

* Non-income producing.
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1994 these securities amounted to $3,558,099 or 0.3% of net assets.
(b) Security on which options are written (shares subject to call have an aggregate market value of $38,644,125).
(c) One contract relates to 100 shares.
See notes to financial statements.

Statement Of Assets And Liabilities
October 31, 1994                                           Alliance Growth Fund
-------------------------------------------------------------------------------

 ASSETS
Investments in securities, at value (cost $1,080,670,868)                                       $1,091,028,988
Receivable for shares of beneficial interest sold                                                   16,124,239
Receivable for investment securities sold                                                            5,141,122
Dividends receivable                                                                                   817,817
Deferred organization expenses                                                                           6,667
                                                                                                --------------
Total assets                                                                                     1,113,118,833
                                                                                                --------------

LIABILITIES
Due to custodian                                                                                       134,852
Payable for investment securities purchased                                                         71,853,707
Outstanding call options written, at value (premiums received $4,049,495)                            3,742,250
Payable for shares of beneficial interest redeemed                                                   2,119,634
Distribution fee payable                                                                               738,406
Advisory fee payable                                                                                   625,858
Accrued expenses                                                                                       199,845
                                                                                                --------------
Total liabilities                                                                                   79,414,552
                                                                                                --------------

NET ASSETS                                                                                      $1,033,704,281
                                                                                                ==============

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                                                           $          475
Additional paid-in capital                                                                       1,003,037,288
Undistributed net investment income                                                                  1,023,967
Accumulated net realized gain on investments                                                        18,977,186
Net unrealized appreciation of investments and options                                              10,665,365
                                                                                                --------------
                                                                                                $1,033,704,281
                                                                                                ==============

CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share ($167,788,650 / 6,690,915 shares
  of beneficial interest issued and outstanding)                                                        $25.08
Sales charge--4.25% of public offering price                                                              1.11
                                                                                                --------------
Maximum offering price                                                                                  $26.19
                                                                                                ==============

Class B Shares
Net asset value and offering price per share ($751,468,252 / 35,434,998 shares
  of beneficial interest issued and outstanding)                                                        $21.21
                                                                                                ==============

Class C Shares
Net asset value, redemption and offering price per share ($114,447,379 / 5,394,617 shares
  of beneficial interest issued and outstanding)                                                        $21.22
                                                                                                ==============

See notes to financial statements.

Statement Of Operations
Six Months Ended October 31, 1994*                         Alliance Growth Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                             $  6,843,726
Interest                                                 1,770,572   $  8,614,298
                                                      ------------
EXPENSES
Advisory fee                                             2,953,562
Distribution fee-Class A                                   202,698
Distribution fee-Class B                                 2,817,067
Distribution fee-Class C                                   445,356
Transfer agency                                            635,343
Registration                                               237,797
Custodian                                                  127,000
Printing                                                    15,284
Audit and legal                                             52,032
Trustee's fees                                              10,568
Amortization of organization expenses                        3,680
Miscellaneous                                               26,786
                                                      ------------
Total expenses                                                          7,527,173
                                                                     ------------
Net investment income                                                   1,087,125
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions                            1,112,395
Net realized gain on options transactions                               6,574,537
Net change in unrealized depreciation of securities                    30,001,883
Net change in unrealized appreciation of options                         (725,190)
                                                                     ------------
Net gain on investments                                                36,963,625
                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $ 38,050,750
                                                                     ============

Statement Of Changes In Net Assets
-------------------------------------------------------------------------------

                                                               May 1, 1994         Year Ended
                                                                   to               April 30,
                                                            October 31, 1994*          1994
                                                           -----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                        $    1,087,125        $   (461,406)
Net realized gain on investments                                  7,686,932          22,485,200
Net change in unrealized appreciation of investments             29,276,693         (25,776,098)
                                                             ---------------      --------------
Net increase (decrease) in net assets from operations            38,050,750          (3,752,304)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments
 Class A                                                           -0-               (2,852,234)
 Class B                                                           -0-              (11,378,380)
 Class C                                                           -0-                 (871,547)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase                                                    434,991,030         508,924,078
                                                             ---------------      --------------
Total increase                                                  473,041,780         490,069,613
NET ASSETS
Beginning of year                                               560,662,501          70,592,888
                                                             ---------------      --------------
End of year                                                  $1,033,704,281        $560,662,501
                                                             ===============      ==============

* The Fund changed its fiscal year end from April 30 to October 31. See notes to financial statements.

Notes To Financial Statements
October 31, 1994                                          Alliance Growth Fund
------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. Prior to August 2, 1993, the Trust was known as The Equitable Funds, and the Fund was known as The Equitable Growth Fund. Prior to August 2, 1993, the Fund offered two classes of shares, Class A and Class B. On August 2, 1993, the Board of Trustees approved the creation of a third class of shares, Class C shares. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Class C shares commenced on August 2, 1993. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. The Board of Trustees has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service. Restricted securities are valued at fair value as determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. Organization Expenses
Organization expenses of approximately $30,000 has been deferred and is being amortized on a straight-line basis through September, 1995.

3. Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale in determining whether the Fund has realized a gain or loss. As a writer of options, the Fund bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

4. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Security Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

7. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares on such class, except that the Funds' Class B and Class C shares bear higher distribution and transfer agent fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

8. Change of Year End
The Fund changed its fiscal year end from April 30 to October 31.
Accordingly, the statement of operations, charges in net assets and per share data and ratios reflect the period from May 1, 1994 to October 31, 1994.

9. Change in Accounting for Distribution to Shareholders
Effective in 1993, the Fund adopted Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regula-tions. As of October 31, 1994, the cumulative effect of such differences totaling $289,877 and ($401,536) were reclassified from undistributed net investment income and undistributed net realized gains, respectively, to additional paid in capital. Net investment income, net realized gains and net assets were not affected by the change.

NOTE B: Advisory Fee and Other Transactions With Affiliates

Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management, L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

Under the terms of an investment advisory agreement, the Fund pays Alliance an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Such a fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of average net assets, respectively, for the Class A, Class B and Class C shares. Prior to August 2, 1993, the rate for Class B shares was 2.15%. No reimbursement was required for the period ending October 31, 1994. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $619,141 for the period ended October 31, 1994.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received net front-end sales charges of $89,423 from the sale of Class A shares and $410,313 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended October 31, 1994.

Brokerage commissions paid on securities transactions for the period ended October 31, 1994 amounted to $909,509, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

Trustees' fees and expenses payable include amounts owed to one of the Trustees under a deferred compensation plan.

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30 of 1% the Fund's aggregate daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $24,134,216, and $529,804, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short- term investments) aggregated $565,692,680 and $163,847,299 respectively, for the period ended October 31, 1994. There were purchases of $1,602,481,913 and sales of $31,689,860 of U.S. Government and government agency obligations for the period ended October 31, 1994. Transactions in call options written were as follows:

                                                          Number of
                                                           Contracts        Premiums
                                                         -----------    ---------------
Options outstanding at beginning of year                     20,995       $ 5,376,801
Options written                                              20,834         6,034,759
Option adjustment for splits                                    787           -0-
Options terminated in closing purchase transactions          (1,650)          (62,528)
Options expired                                             (23,466)       (6,574,537)
Options exercised                                            (2,500)         (725,000)
                                                           ---------      -------------
Options outstanding at October 31, 1994                      15,000       $ 4,049,495
                                                           =========      =============

At October 31, 1994, the cost of securities for federal income tax purposes was $1,082,744,127. Accordingly gross unrealized appreciation of investments was $56,979,210 and gross unrealized depreciation of investments was $48,694,349 resulting in net unrealized appreciation of $8,284,861.

NOTE E: Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:

                                                              Shares                                  Amount
                                                -----------------------------------    -------------------------------------
                                                  May 1, 1994*        Year Ended         May 1, 1994*         Year Ended
                                                       to              April 30,              to               April 30,
                                                October 31, 1994         1994          October 31, 1994          1994
                                                ----------------    ---------------    ----------------    -----------------
Class A
Shares sold                                            2,831,659          4,267,721        $ 68,901,177         $105,877,084
Shares issued in reinvestment of dividends
  and distributions                                       -0-               107,692             -0-                2,613,989
Shares redeemed                                         (427,892)          (700,973)        (10,438,866)         (17,042,677)
                                                  --------------      -------------      --------------      ---------------
Net increase                                           2,403,767          3,674,440        $ 58,462,311         $ 91,448,396
                                                  ==============      =============      ==============      ===============

Class B
Shares sold                                           17,260,944         16,968,439        $356,698,970         $358,789,369
Shares issued in reinvestment of dividends
  and distributions                                       -0-               528,002             -0-               10,957,256
Shares redeemed                                       (1,274,037)          (929,651)        (26,373,086)         (19,361,143)
                                                  --------------      -------------      --------------      ---------------
Net increase                                          15,986,907         16,566,790        $330,325,884         $350,385,482
                                                  ==============      =============      ==============      ===============

                                                              Shares                                  Amount
                                                -----------------------------------    -------------------------------------
                                                                       August 2,
                                                  May 1, 1994*          1993**           May 1, 1994*      August 2, 1993**
                                                       to                 to                  to                  to
                                                October 31, 1994    April 30, 1994     October 31, 1994     April 30, 1994
                                                ----------------    ---------------    ----------------    -----------------
Class C
Shares sold                                            2,792,380          3,658,224        $ 57,684,514         $ 77,567,639
Shares issued in reinvestment of dividends
  and distributions                                       -0-                24,351             -0-                  500,962
Shares redeemed                                         (554,996)          (525,342)        (11,481,679)         (10,978,401)
                                                  --------------      -------------      --------------      ---------------
Net increase                                           2,237,384          3,157,233        $ 46,202,835         $ 67,090,200
                                                  ==============      =============      ==============      ===============

* The Fund changed its fiscal year end from April 30 to October 31. ** Commencement of distribution.

Financial Highlights                                       Alliance Growth Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Class A
                                   -------------------------------------------------------------------------
                                       May 1, 1994
                                           to                            Year Ended April 30,
                                                         ---------------------------------------------------
                                   October 31, 1994**       1994          1993        1992         1991(a)
                                   ------------------    ----------    ---------    --------    ------------
Net asset value, beginning of
  period                                $  23.89          $  22.67      $ 20.31      $17.94        $13.61
                                     ----------------      --------      -------      ------      ----------
Income From Investment Operations
---------------------------------
Net investment income (loss)                 .09              (.01)*        .05*        .29*          .17*
Net realized and unrealized
  gain on investments                       1.10              3.55         3.68        3.95          4.22
                                     ----------------      --------      -------      ------      ----------
Net increase in net asset value
  from operations                           1.19              3.54         3.73        4.24          4.39
                                     ----------------      --------      -------      ------      ----------
Less: Distributions
--------------------
Dividends from net investment
  income                                     -0-               -0-         (.14)       (.26)         (.06)
Distributions from net realized
  gains                                      -0-             (2.32)       (1.23)      (1.61)          -0-
                                     ----------------      --------      -------      ------      ----------
Total dividends and
  distributions                              -0-             (2.32)       (1.37)      (1.87)         (.06)
                                     ----------------      --------      -------      ------      ----------
Net asset value, end of period          $  25.08          $  23.89      $ 22.67      $20.31        $17.94
                                     ================      ========      =======      ======      ==========
Total Return
------------
Total investment return based
  on net asset value (b)                    4.98%            15.66%       18.89%      23.61%        32.40%
                                     ================      ========      =======      ======      ==========
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (000's omitted)                       $167,800          $102,406      $13,889      $8,228        $  713
Ratios to average net assets
  of:
 Expenses, net of
  waivers/reimbursements                    1.35%(c)          1.40%        1.40%       1.40%         1.40%(c)
 Expenses, before
  waivers/reimbursements                    1.35%(c)          1.46%        1.84%       1.94%         8.79%(c)
 Net investment income                       .86%(c)           .32%         .20%       1.44%         1.99%(c)
Portfolio turnover rate                       24%               87%         124%        137%          130%

Alliance Growth Fund
-----------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Class B
                                     -----------------------------------------------------------------------
                                         May 1, 1994
                                              to                          Year Ended April 30,
                                                           -------------------------------------------------
                                      October 31, 1994**       1994          1993        1992        1991
                                     ------------------    -----------    --------    --------    ----------
Net asset value, beginning of
  period                                   $  20.27          $  19.68      $ 18.16     $ 16.88      $ 14.38
                                       ----------------      ---------      ------      ------      --------
Income From Investment Operations
---------------------------------
Net investment income (loss)                    .01              (.07)*(e)    (.06)*       .17*         .08*
Net realized and unrealized gain
  on investments                                .93              2.98         3.23        3.67         3.22
                                       ----------------      ---------      ------      ------      --------
Net increase in net asset value
  from operations                               .94              2.91         3.17        3.84         3.30
                                       ----------------      ---------      ------      ------      --------
Less: Distributions
-------------------
Dividends from net investment
  income                                        -0-              -0-          (.03)       (.21)        (.09)
Distributions from net realized
  gains                                         -0-             (2.32)       (1.62)      (2.35)        (.71)
                                       ----------------      ---------      ------      ------      --------
Total dividends and distributions               -0-             (2.32)       (1.65)      (2.56)        (.80)
                                       ----------------      ---------      ------      ------      --------
Net asset value, end of period             $  21.21          $  20.27      $ 19.68     $ 18.16      $ 16.88
                                        ================     =========      ======      ======      ========
Total Return
------------
Total investment return based on
  net asset value (b)                          4.64%            14.79%       18.16%      22.75%       24.72%
                                        ================      =========      ======      ======      ========
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's
  omitted)                                 $751,521          $394,227      $56,704     $37,845      $22,710
Ratios to average net assets of:
 Expenses, net of
  waivers/reimbursements                       2.05%(c)          2.10%        2.15%       2.15%        2.10%
 Expenses, before
  waivers/reimbursements                       2.05%(c)          2.13%        2.52%       2.65%        3.06%
 Net investment income (loss)                   .16%(c)          (.36)%       (.53)%       .78%         .56%
Portfolio turnover rate                          24%               87%         124%        137%         130%

                                                                     Class C
                                                     ----------------------------------------
                                                         May 1, 1994       August 2, 1993(d)
                                                             to               to April 30,
                                                     October 31, 1994**           1994
                                                     ------------------    ------------------
Net asset value, beginning of period                      $  20.28              $ 21.47
                                                      ----------------      ----------------
Income From Investment Operations
---------------------------------
Net investment income (loss)                                   .01                 (.02)*
Net realized and unrealized gain on investments                .93                 1.15
                                                      ----------------      ----------------
Net increase in net asset value from operations                .94                 1.13
                                                      ----------------      ----------------
Less: Distributions
-------------------
Dividends from net investment income                           -0-                  -0-
Distributions from net realized gains                          -0-                (2.32)
                                                      ----------------      ----------------
Total dividends and distributions                              -0-                (2.32)
                                                      ----------------      ----------------
Net asset value, end of period                            $  21.22              $ 20.28
                                                       ================      ================
Total Return
------------
Total investment return based on net asset value
  (b)                                                         4.64%                5.27%
                                                       ================      ================
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)                 $114,455              $64,030
Ratios to average net assets of:
 Expenses, net of waivers/reimbursements                      2.05%(c)             2.10%(c)
 Expenses, before waivers/reimbursements                      2.05%(c)             2.13%(c)
 Net investment income (loss)                                  .16%(c)             (.31)%(c)
Portfolio turnover rate                                         24%                  87%

* Net of fee waived and expenses reimbursed by the Adviser.
** The Fund changed its fiscal year end from April 30 to October 31.
(a) For the period September 4, 1990 (commencement of distribution) to
April 30, 1991.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Commencement of distribution.
(e) Per share data based upon average monthly shares outstanding.

Report Of Independent Accountants                          Alliance Growth Fund
-------------------------------------------------------------------------------

To the Board Of Directors and
Shareholders of Alliance Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as "the "Fund") at October 31, 1994, the results of its operations for the period May 1, 1994 to October 31, 1994, the changes in its net assets for the period ended October 31, 1994 and for the year ended April 30, 1994 and the financial highlights for the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1994 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
December 21, 1994

                           APPENDIX A

              DESCRIPTION OF CORPORATE BOND RATINGS

         Description of the bond ratings of Moody's Investors
Services, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default of there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics,these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch Investors
Service, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the 'AAA' and "D' categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
















                               94
00250184.AC4

[LOGO](R)
                                         THE ALLIANCE PORTFOLIOS-
                         Alliance Short-Term U.S. Government Fund



P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618



               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus. A copy of the Fund's Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.



                        TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS.......................1

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND...............8

INVESTMENT RESTRICTIONS....................................24

MANAGEMENT OF THE FUND.....................................27

PORTFOLIO TRANSACTIONS.....................................33

EXPENSES OF THE FUND.......................................34

PURCHASE OF SHARES.........................................37

REDEMPTION AND REPURCHASE OF SHARES........................52

SHAREHOLDER SERVICES.......................................55

NET ASSET VALUE............................................61

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................63

GENERAL INFORMATION........................................65

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS

APPENDIX


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

              INVESTMENT POLICIES AND RESTRICTIONS



         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of the Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section, the Fund may also engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Fund."

Investment Objective and Policies of the Short-Term U.S.
Government Fund

         General. The Fund seeks to provide high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government Securities. Under normal circumstances, the Fund will maintain an average dollar-weighted portfolio maturity of not more than three years and will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. The Fund's investments may include all types of U.S. Government Securities, including those backed by the full faith and credit of the U.S. Government, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. U.S. Government Securities include, without limitation, the following:

         U.S. Treasury Bills - Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Notes - Direct obligations of the U.S.
Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Bonds - These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of the principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

         "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Governmental Collateralized Mortgage Obligations ("CMOs") -Governmental CMOs are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. The Fund may invest in only those privately-issued CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality. CMOs issued by entities other than U.S. Government agencies or instrumentalities are not considered U.S. Government Securities for purposes of the investment policies of the Fund even though the CMOs may be collateralized by U.S. Government Securities.

         Ginnie Maes, Fannie Maes, Freddie Macs and CMOs are mortgage-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities.

         The Fund may also invest in "zero-coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing an undivided interest in such stripped U.S. Government Securities and coupons. The Fund may also invest in certificates representing rights to receive payments of the interest only or principal only of mortgage-backed U.S. Government Securities ("IO/PO Strips"). These securities tend to be more volatile than other types of U.S. Government Securities. IO Strips involve the additional risk of loss of the entire remaining value of the investment if the underlying mortgages are prepaid. See "Stripped Mortgage-Related Securities" below.

         Guarantees of the Fund's securities by the U.S.
Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

         U.S. Government Securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Fund when interest rates are generally rising, the Adviser may shorten the average maturity of the U.S. Government Securities in the Fund's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities, however, generally have a lower yield to maturity, the Fund's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken.

         In addition to investing in U.S. Government Securities, the Fund may invest a portion of its assets in bank certificates of deposit, corporate debt obligations, high quality money market instruments and CMOs, IO/PO Strips and asset-backed securities of non-governmental issuers. These investments generally involve higher levels of credit risk than do U.S. Government Securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as market rates of interest change. To reduce these risks, however, the Fund's investments in fixed-income securities will be rated at the time of purchase at least AA by Standard & Poor's Ratings Services ("S&P") or Aa by Moody's Investors Service, Inc. ("Moodys"), or if unrated will be of comparable quality as determined by Alliance Capital Management L.P. (the "Adviser"). In the event that the rating of any security held by the Fund falls below Aa by Moody's and/or AA by S&P (or, in the case of an unrated security, is determined by the Adviser to no longer be of comparable quality to securities rated below Aa or AA), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

         Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the United States Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Inverse Floating Rate Instruments. The Fund may seek to increase yield by investing in leveraged inverse floating rate debt instruments, known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

         Short Sales Against-the-Box. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for Federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales.

         Adjustable Rate Securities. The Fund may invest in adjustable rate securities, which may be U.S. Government Securities or securities of other issuer's. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuers creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

         Interest Rate Transactions. The Fund may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount for the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations which tend to be less liquid than swaps.

         Reverse Repurchase Agreements. In order to increase income, the Fund may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in an amount up to 33-1/3% of the Fund's total assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements are considered borrowings by the Fund and require the segregation of cash, U.S. Government Securities or other liquid, high-grade debt obligations with the Funds custodian in amount equal to the Funds obligation pending completion of such transactions. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Options on Securities. The Fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. For more information on writing options on securities, see "Options -
Options on Securities".

         Options on certain U.S. Government Securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.

Portfolio Management

         Alliance Capital Management L.P. (the "Adviser") manages the Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for the Fund is included under "Financial Highlights" in the Fund's Prospectus. A high portfolio turnover rate will involve greater costs to the Fund (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Portfolio Transactions" and "Dividends, Distributions and Taxes" below.



          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND



Repurchase Agreements

         The repurchase agreements referred to in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Non-Publicly Traded Securities

         The Fund may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Descriptions of Certain Money Market Securities in Which the Fund
May Invest

         Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P.

Asset-Backed Securities

         The Fund may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary too much with interest rates, and the short-term nature of the underlying car loans or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

         The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines that the Fund should make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Fund's total assets.

Forward Commitments and When-Issued and Delayed Delivery
Securities

         The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although the Fund does not intend to make such purchases for speculative purposes and does intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options

         Options on Securities. In addition to the methods of "cover" described in the Prospectus, the Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.


Futures Contracts and Options on Futures Contracts
         Futures Contracts. The Fund may enter into interest rate futures contracts ("Futures Contracts"). Such investment strategies will be used as a hedge and not for speculation.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Options on Futures Contracts. The Fund may purchase and write options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Risk Factors in Options and Futures

         Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and options on Futures Contracts, depends on the degree to which price movements in the underlying instrument correlate with price movements in the relevant portion of the Fund's portfolio or securities the Fund intends to purchase. In the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying obligation.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying instrument. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchase and write options on securities for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities for other than hedging purposes, the margin requirements associated with side transactions could expose the Fund to greater risk.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

         Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or Futures Contract.

         Risks of Over-the-Counter Options on Securities.
Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.


Restrictions on the Use of Futures and Option Contracts

         Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund maintains with its custodian in a segregated account cash, short-term U.S. Government securities or high quality United States dollar denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, the Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

         Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         The Fund will "over-hedge", that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Fund's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

         The Fund's ability to use options and futures may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Fund can hold such contracts and the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements.

Future Developments

         The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.



                     INVESTMENT RESTRICTIONS


         Except as described below and except as otherwise specifically stated in the Fund's Prospectus or this Statement of Additional Information, the investment policies of the Fund set forth in the Prospectuses and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

         The Fund will not:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes, except that the Fund may enter into reverse repurchase agreements to the maximum extent permitted by law.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of the Fund that it may purchase and sell futures contracts and related options and it is a fundamental policy of the Fund that it may enter into reverse repurchase agreements and interest rate swaps to the maximum extent permitted by law.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

         The Fund will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 1 above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts or options.

         (c) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or
              (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Funds investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.



                     MANAGEMENT OF THE FUND



Adviser

         Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, Alliance Capital Management Corporation and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"), and approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, calculated including employees of the Adviser who serve as Trustees of the Fund.

         AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial service activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the voting shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali"), one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%. As of January 1, 1995, 62.1% of the voting shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the voting shares (representing 39.0% of the voting power)), and 26.5% of the voting shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the voting shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

Investment Advisory Contract and Expenses

         The Adviser serves as investment manager and adviser of the Fund, furnishes continuously an investment program for the Fund and manages, supervises and conducts the affairs of the Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Fund at an annual rate equal to .55% of the Funds average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of the Fund and has agreed to bear certain expenses of the Class A, Class B and Class C shares of the Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B shares and Class C shares.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced two earlier agreements (collectively, the "First Investment Advisory Contract") between the Trust and Equitable Capital Management Corporation ("Equitable Capital") or Equitable, as the case may be, with respect to the Fund. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Fund at the same rate as is currently paid by the Fund to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1996 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 19, 1995.

         During the fiscal year ended August 31, 1995, Alliance earned $76,173 in advisory fees from the Fund (all of which was waived and an additional $229,782 in expenses were waived and reimbursed by the Fund). During the period May 1, 1994 through August 31, 1994, Alliance earned $30,004 in advisory fees from the Fund (all of which was waived and an additional $53,146 in expenses were waived and reimbursed by the Fund). During the period July 23, 1993 through the fiscal year ended April 30, 1994, Alliance earned $52,323 from the Fund (an additional $114,354 in fees were waived). Prior to July 23, 1993, Equitable Capital served as investment adviser to the Fund since its inception. During the period May 1, 1993 to July 22, 1993, Equitable Capital earned $10,557 from the Fund (an additional $10,672 in fees were waived). During the fiscal year ended April 30, 1993, Equitable Capital earned $1,293 in management fees from the Fund (an additional $52,054 in fees were waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of the Fund, the Trust and the Fund may be required to change its name and delete that word.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

Trustees

         *John D. Carifa, 50, Chairman of the Board and
President, is the President, Chief Operating Officer, and a
Director of Alliance Capital Management Corporation, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Alberta B. Arthurs, 62, is the Director for Arts and
Humanities for The Rockefeller Foundation.  Her address is 1133
Avenue of the Americas, New York, New York 10036.

         Ruth Block, 64, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

         Richard W. Couper, 72, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York 13323-0345.

         Brenton W. Harries, 67, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 61, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New
York, New York 10022.

Officers

         *John D. Carifa, President, see biography above.

___________________
*   An "interested person" of the Trust, as defined by the 1940
    Act.

         Edmund P. Bergan, Jr., 45, Clerk, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
His address is 1345 Avenue of the Americas, New York, New York
10105.

         Mark D. Gersten, 45, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc.  His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Patrick J. Farrell, 35, Controller and Chief Accounting
Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 48, Vice President, is the Vice
Chairman and Chief Investment Officer of Alliance Capital
Management Corporation, the general partner of Alliance Capital
Management L.P.  His address is 1345 Avenue of the Americas, New
York, New York 10105.

         Kathleen A. Corbet, 35, Vice President, is, since July 23, 1993, a Senior Vice President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. She is also Vice President of The Hudson River Trust. She was formerly Executive Vice President of Equitable Capital. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Franklin Kennedy III, 53, Vice President, is, since July 23, 1993, Senior Vice President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. and Vice President of The Hudson River Trust. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Barbara J. Krumsiek, 43, Vice President - Marketing, is, since July 23, 1993, a Senior Vice President of Alliance Fund Distributors, Inc. She was formerly an Investment Officer of Equitable, Senior Vice President of Equitable Capital and Vice President of Equitable Variable Life Insurance Company. Her address is 1345 Avenue of the Americas, New York, New York 10105.

         Wayne D. Lyski, 54, Vice President, is Executive Vice
President of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P. His address is 1345
Avenue of the Americas, New York, NY 10105.

         The aggregate compensation paid to each of the Trustees by the Fund during the fiscal year ended August 31, 1995 and the aggregate compensation paid to each of the Trustees during calendar year 1994 by the Trust and by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the

Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any Fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.
                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Fund Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Trustee    Compensation    Including the   Director or
of the Fund        From the Fund   Fund*           Trustee
________________   _____________   _____________   ______________

Alberta B. Arthurs    $4,800          $25,000             5
Ruth Block            $4,800         $157,000            31
John D. Carifa        $ --             $ --              42
Richard W. Couper     $4,800          $26,000             5
Brenton W. Harries    $4,800          $24,000             5
Donald J. Robinson    $4,800          $26,000             5

_____________________

* There are 105 investment companies or portfolios thereof in the Alliance Fund Complex.

         As of October 13, 1995, the Trust believes that the officers and Trustees of the Trust as a group owned beneficially less than 1.00% of the outstanding shares of the Fund or of the Trust as a whole.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.



                     PORTFOLIO TRANSACTIONS



         Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

         The Adviser makes the decisions for the Fund and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker.

         No transactions for the Fund are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended June 30, 1993, 1994 and 1995, the Fund incurred no brokerage commissions.

                      EXPENSES OF THE FUND



         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate Federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectus and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, the Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Funds aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Funds aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Advisers past profits, to finance the distribution of the Fund's shares.

         Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to the Fund or any class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         During the Fund's fiscal year ended August 31, 1995, with respect to Class A shares, the distribution services fees for expenditure payable to the Principal Underwriter amounted to $5,589, which constituted .30 of 1% of the Fund's average daily net assets during the period, and the Investment Adviser made payments from its own resources aggregating $102,145. Of the $107,734 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $14,042 was spent on advertising, $2,379 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries, $33,148 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Fund, and $52,576 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended August 31, 1995, with respect to Class B shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $14,461, which constituted 1% of the Fund's average daily net assets during such period, and the Adviser made payments from its own resources aggregating $259,218. Of the $273,679 paid by the Fund and the Adviser under the Plan with respect to Class B shares, $25,563 was spent on advertising, $2,616 on the printing and mailing of prospectuses for persons other than current shareholders, $56,236 for compensation to broker-dealers and other financial intermediaries, $60,157 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Fund, and $90,513 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $24,133 was spent on financing of interest relating to Class B shares.

         During the Fund's fiscal year ended August 31, 1995, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $53,785, which constituted 1% of the Fund's average daily net assets during such period, and the Adviser made payments from its own resources aggregating $146,240. Of the $200,025 paid by the Fund and the Adviser under the Plan with respect to Class C shares, $19,454 was spent on advertising, $3,056 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries, $42,805 for compensation paid to wholesalers of the Principal Underwriter in respect of sales of shares of the Fund, and $80,925 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

Custodial Arrangements

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian.

Transfer Agency Arrangements

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses.

                       PURCHASE OF SHARES



         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table in the Prospectus. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B shares and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B shares and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A share sales charges). Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A share sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Alternative Purchase Arrangements

         The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state laws will seek to ensure that no such conflict arises.

Initial Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

                                                   Discount or
                                                   Commission
                                  As % of          to Dealers
                   As % of        the Public       or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
   $100,000. . .   4.44%          4.25%            4.00%
$100,000 but
less than
   $250,000. . .   3.36           3.25             3.00
$250,000 but
    less than
    $500,000. . .  2.30           2.25             2.00
$500,000 but
    less than
    $1,000,000*. . 1.78           1.75             1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A shares and Class B shares, as described below under "Deferred Sales Charge Alternative -- Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. The Principal Underwriter, however, may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on August 31, 1995.

         Net Asset Value per Class A
              Share at August 31, 1995           $ 9.70

         Per Share Sales Charge - 4.25%
              of offering price (4.46% of
              net asset value per share)         $ 0.43

         Class A Per Share Offering Price
              to the Public                      $10.13

         An investor choosing the initial sales charge alternative may under certain circumstances be entitled to pay a reduced initial sales charge or no initial sales charge but subject in most cases to a contingent deferred sales charge. The circumstances under which such an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio

  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and
              (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charge shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the initial sales charge on the total amount being invested, i.e., the initial sales charge applicable to an investment of $100,000.

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; officers, directors and present or retired full-time employees of Alliance Capital Management Corporation, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services;
(v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         The contingent deferred sales charge for the Fund is 3.00% for the first year, 2.00% for the second year, 1.00% for the third year and none thereafter.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of Class B shares held for three years, and third of Class A shares that are subject to a contingent deferred sales charge held shortest during the one-year period. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the sixth anniversary date of the acceptance of the purchase order for the Class B shares occurs and such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services -- Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

               REDEMPTION AND REPURCHASE OF SHARES



         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund will redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price may be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an eligible guarantor as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Requests for redemption of shares for which no share certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.



                      SHAREHOLDER SERVICES



         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the

Prospectus.  Current shareholders should contact Alliance Fund
Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         Class A shareholders can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying any applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund and Alliance Cash Management Fund (each, an "Alliance Fund") may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois, (800) 227-4170.

         Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held.

         Class C shareholders of the Fund can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amounts worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Mutual Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. Alliance Fund Services, Inc. will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If Alliance Fund Services, Inc. did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of the Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investors principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "How to Sell Shares -- General" in the Prospectus. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for shares acquired after July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi- monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge. Class B shares acquired after July 1, 1995 that are not subject to a contingent deferred sales charge (such as shares acquired with reinvented dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent auditors, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.




                         NET ASSET VALUE



         The net asset value of each share of the Fund on which the subscription and redemption prices are based is determined by the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust on each Fund business day as of the next close of trading on the Exchange following receipt of a purchase or redemption order (and on such other days as the Board of Trustees of the Trust deems necessary in order to comply with Rule 22c-1 under the 1940 Act). The net asset value of a share of each class is the quotient obtained by dividing the value, as of such closing, of the net assets of the Fund allocable to that class (i.e., the value of the assets of the Fund allocable to that class less the liabilities of the Fund allocable to that class, including expenses payable or accrued) by the total number of shares then outstanding at such closing.

         For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("Nasdaq") National List ("List") are valued in like manner.

         Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by the Fund are valued at the last sale price and put options purchased by the Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of the Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

         The Trustees may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio.



               DIVIDENDS, DISTRIBUTIONS AND TAXES



         The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies held for less than three months), and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of dividends from domestic corporations received by the Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporations investment in shares of the Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by a Fund to its shareholders as capital gains distributions will not be taxable to the Fund but will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of such shares by him or her will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for less than six months will be treated as a long-term capital loss for Federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         For Federal income tax purposes, when equity call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects U.S. shareholders. The effects of Federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.



                       GENERAL INFORMATION



Description of the Trust

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are the Alliance Growth Fund, the Alliance Strategic Balanced Fund, the Alliance Conservative Investors Fund and the Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of the Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to the Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Fund and each class of shares thereof, certain expenses may be legally chargeable against the assets of the Fund or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Capitalization

         Except as noted below under "Shareholder and Trustee
Liability", all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares at October 13, 1995:

Names and Addresses                                    % of Class

            Short Term U.S. Government Fund - Class A

Merrill Lynch
Mutual Fund Operations                                    11.47%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484

Alliance Plans DIV/FTC
Albert A. C. Noakes IRA                                   13.59%
Hyde Cottage, E. Meon
Petersfield Hampshire
GU321NJ United Kingdom

Smith Barney Inc.

00162781577                                               10.41%
388 Greenwich St.
New York, NY  10013-2375

Barbara J. Goldstein                                       5.03%
25 Central Park West, Apt. 12T
New York, NY  10023-7211

Painewebber FBO
Assoc. Radiologists LTD
2nd PSP                                                    6.91%
FBO Edward J. Wickman
450 West 5th Place
New York, NY

                             Class B

Merrill Lynch
Mutual Fund Operations                                    26.06%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484

                             Class C

Merrill Lynch
Mutual Fund Operations                                    38.26%
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6484

Steven Rowack                                              5.33%
PO Box 6532
East Brunswick, NJ  08816-6532

Marilyn Katherine Blake                                   10.47%
79 Willow Tree Place
Gross Pointe, MI  48236-1322

Voting Rights

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the Fund or class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or (ii) more than 50% of the outstanding shares of the Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Counsel

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

         The financial statements of the Fund for the fiscal year ended August 31, 1995 which are included in this Statement of Additional Information, have been audited by Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent auditors for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return and Yield Quotations

         From time to time, the Fund advertises its "total return". Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose the Fund's average annual compounded total return for recent one-, five- and ten-year periods (or the life of the Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. A Fund will include performance data for each of the Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

         From time to time, the Fund may advertise the "yield" or "actual distribution rate" of each class of shares. Yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. "Actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

         The yield of Class A shares of the Short-Term U.S. Government Fund was 4.22% for the 30-day period ended August 31, 1995. The yield of Class B shares of the Short-Term U.S. Government Fund was 3.64% for the 30-day period ended August 31, 1995. The yield of Class C shares of the Short-Term U.S. Government Fund was 3.63% for the 30-day period ended August 31, 1995.

         The average annual compounded total return for Class A shares of the Short-Term U.S. Government Fund was 0.66% for the one-year period ended August 31, 1995 and 2.94% for the period May 4, 1992 (commencement of distribution of Class A shares)through August 31, 1995. The average annual compounded total return for Class B shares of the Short-Term U.S. Government Fund was (1.32)% for the one-year period ended August 31, 1995 and 3.52% for the period May 4, 1992 (commencement of distribution of Class B shares) through August 31, 1995. The average annual compounded total return for Class C shares of the

Short-Term U.S. Government Fund was 4.33% for the one-year period ended August 31, 1995 and 1.42% for the period August 2, 1993
(commencement of distribution of Class C shares) through August
31, 1995.

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Funds portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                               Principal
                                                 Amount
                                                  (000)        Value
----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-82.8%
U.S. TREASURY NOTES-80.7%
  7.875%, 2/15/96-7/15/96
  (cost $11,722,712)                            $11,550    $11,745,961

FEDERAL AGENCY-2.1%
Federal Home Loan Bank
  15.00%, 9/01/95 (cost $300,000)                   300        300,000

Total U.S. Government and Agency Obligations
  (cost $12,022,712)                                        12,045,961

COLLATERALIZED MORTGAGE OBLIGATIONS-5.3%
FIXED RATE-4.5%
Federal Home Loan Mortgage Corp. Series 1163 N
  7.50%, 12/15/19 (cost $657,121)                   652        656,613

ADJUSTABLE RATE-0.8%
Federal National Mortgage Association REMIC
  Series 1993-89 F 6.49375%, 9/25/21
  (cost $123,391)                                   123        123,308

Total Collateralized Mortgage Obligations
(cost $780,512)                                                779,921

REPURCHASE AGREEMENT-9.4%
Mortgage Repo (UBS)
  5.85%, dated 8/31/95, due 9/01/95
  collateralized by $1,428,000 FNMA FNR
  93-168 Series P, 6.25%, 1/25/20, value:
  $1,387,838; proceeds $1,361,221
  (cost $1,361,000)                               1,361      1,361,000

TOTAL INVESTMENTS-97.5%
  (cost $14,164,224)                                        14,186,882

Other assets less liabilities-2.5%                             370,070

NET ASSETS-100%                                            $14,556,952


Glossary:
REMIC - Real Estate Mortgage Investment Conduit

See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $14,164,224)           $14,186,882
  Cash                                                                     388
  Receivable due from adviser                                          229,782
  Receivable for shares of beneficial interest sold                    176,221
  Interest receivable                                                  137,624
  Deferred organization expense                                         15,710
  Prepaid expenses and other assets                                     11,133
  Total assets                                                      14,757,740

LIABILITIES
  Payable for shares of beneficial interest redeemed                    92,107
  Dividend payable                                                      14,906
  Distribution fee payable                                              10,247
  Accrued expenses                                                      83,528
  Total liabilities                                                    200,788

NET ASSETS                                                         $14,556,952

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        15
  Additional paid-in capital                                        15,223,789
  Distributions in excess of net investment income                     (44,525)
  Accumulated net realized loss                                       (645,627)
  Net unrealized appreciation of investments and other assets           23,300
                                                                   $14,556,952

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,997,333/308,945
    shares of beneficial interest issued and outstanding)               $ 9.70
  Sales charge-4.25% of public offering price                              .43
  Maximum offering price                                                $10.13

  CLASS B SHARES
  Net asset value and offering price per share ($6,379,995/650,583
    shares of beneficial interest issued and outstanding)               $ 9.81

  CLASS C SHARES
  Net asset value, redemption and offering price per share($5,179,624/
    528,730 shares of beneficial interest issued and outstanding)       $ 9.80


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995             ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                            $819,775

EXPENSES
  Advisory fee                                           $ 76,173
  Distribution fee - Class A                                8,086
  Distribution fee - Class B                               57,770
  Distribution fee - Class C                               53,773
  Audit and legal                                          99,773
  Registration                                             77,061
  Printing                                                 53,359
  Transfer agency                                          51,719
  Custodian                                                47,318
  Trustees' fees                                           28,543
  Amortization of organization expenses                    11,008
  Miscellaneous                                            13,347
  Total expenses                                          577,930
  Less: expenses waived and reimbursed by adviser
    (See Note B)                                         (305,955)
  Net expenses                                                         271,975
  Net investment income                                                547,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                     (26,997)
  Net change in unrealized depreciation of investments                  71,312
  Net gain on investments                                               44,315

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $592,115


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                        YEAR ENDED    MAY 1, 1994    YEAR ENDED
                                         AUGUST 31,     THROUGH       APRIL 30,
                                            1995     AUG. 31,1994*       1994
                                        -----------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                  $ 547,800     $ 182,068     $ 398,559
  Net realized loss on investments         (26,997)     (509,561)      (29,976)
  Net change in unrealized appreciation
    (depreciation) of investments           71,312       366,675      (562,535)
  Net increase (decrease) in net assets
    from operations                        592,115        39,182      (193,952)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                               (117,047)      (23,466)     (186,963)
    Class B                               (210,021)      (58,127)      (92,418)
    Class C                               (196,348)      (67,817)     (113,051)
  Distributions in excess of net
  investment income
    Class A                                 (9,973)       (3,831)      (15,558)
    Class B                                (17,854)       (9,485)       (7,691)
    Class C                                (16,698)      (11,068)       (9,409)
  Return of capital
    Class A                                     -0-       (6,485)      (39,984)
    Class B                                     -0-      (16,063)      (19,765)
    Class C                                     -0-      (18,742)      (24,177)

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
  Net increase (decrease)               (1,148,386)   (2,093,364)   11,280,320
  Total increase (decrease)             (1,124,212)   (2,269,266)   10,577,352

NET ASSETS
  Beginning of period                   15,681,164    17,950,430     7,373,078
  End of period                        $14,556,952   $15,681,164   $17,950,430


* The Fund changed its fiscal year end from April 30 to August 31. See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the 'Fund'), a series of The Alliance Portfolios (the 'Trust') which was organized as a Massachusetts Business Trust on March 29, 1987 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 have been deferred and are being amortized on a straight-line basis through May, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such Class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management, L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust. Under the terms of an investment advisory agreement, the Fund pays Alliance an advisory fee at an annual rate of .55 of 1% of the Fund's average daily net assets. Under the old agreement the fee charged was the same. Such fee is accrued daily and paid monthly. The Investment Adviser has agreed, under the terms of the investment advisory agreement, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1995, such reimbursement amounted to


9



NOTES TO FINANCIAL STATEMENTS (CONT.)  ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

$305,955. In addition to these voluntary arrangements, the Investment Adviser will reduce its compensation, to the extent that expenses of the Fund for any fiscal year (not including any distribution expenses paid by the Fund) exceed the lowest applicable expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. The Fund has a Services Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $29,367 for the year ended August 31, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,837 from the sale of Class A shares and $44,667 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended August 31, 1995. Accrued expenses includes an amount owed to one of the Trustees under a deferred compensation plan of $13,015.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. For the year ended August 31, 1995 the Fund paid a distribution fee to the distributor at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. The Trustees currently limit payments under the Class A plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred since inception expenses in excess of the distribution costs reimbursed by the Fund in the amount of $348,789 and $500,617 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $2,006,114 and $4,300,128, respectively, for the year ended August 31, 1995. At August 31, 1995 the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly gross unrealized appreciation of investments was $23,248 and gross unrealized depreciation of investments was $590 resulting in net unrealized appreciation of $22,658.


10



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:


                                                      SHARES                                  AMOUNT
                                     --------------------------------------- -----------------------------------------
                                                    MAY 1,1994                              MAY 1,1994
                                      YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    THROUGH      YEAR ENDED
                                      AUGUST 31,    AUGUST 31,     APRIL 30,    AUGUST 31,   AUGUST 31,     APRIL 30,
                                         1995          1994*         1994          1995         1994*         1994
                                     ----------  ------------  ------------  ------------  -----------  -------------
CLASS A
Shares sold                            424,619        63,865       305,285   $ 4,020,889    $ 621,582   $ 3,088,288
Shares issued in reinvestment of
  dividends and distributions            8,027         2,640        18,496        77,235        24,637       188,107
Shares redeemed                       (358,681)      (36,470)     (713,916)   (3,383,335)     (353,354)   (7,238,334)
Net increase (decrease)                 73,965        30,035      (390,135)     $714,789      $292,865   $(3,961,939)

CLASS B
Shares sold                            591,993       191,442     1,038,373    $5,759,616    $1,879,078   $10,509,198
Shares issued in reinvestment of
  dividends and distributions           13,420         4,974         6,998       130,566        48,786        71,232
Shares redeemed                       (597,126)     (281,109)     (443,714)   (5,807,282)   (2,763,343)   (4,491,840)
Net increase (decrease)                  8,287       (84,693)      601,657    $   82,900    $ (835,479)   $6,088,590


                                                      SHARES                                  AMOUNT
                                     --------------------------------------- -----------------------------------------
                                                   MAY 1,1994     AUGUST 2,                  MAY 1,1994     AUGUST 2,
                                      YEAR ENDED     THROUGH       1993**       YEAR ENDED     THROUGH       1993**
                                      AUGUST 31,    AUGUST 31,  TO APRIL 30,    AUGUST 31,    AUGUST 31,  TO APRIL 30,
                                         1995         1994*         1994           1995         1994*         1994
                                     ----------  ------------  ------------  ------------  ------------  -------------
CLASS C
Shares sold                            275,893       236,907     1,504,955   $ 2,678,828   $ 2,323,716   $15,510,590
Shares issued in reinvestment of
  dividends and distributions           12,237         5,079         6,182       118,917        49,793        62,755
Shares redeemed                       (488,878)     (400,146)     (623,499)   (4,743,820)   (3,924,259)   (6,419,676)
Net increase (decrease)               (200,748)     (158,160)      887,638   $(1,946,075)  $(1,550,750)  $ 9,153,669


NOTE F: RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book and tax differences relating to shareholder distributions are reclassified to additional paid-in capital. For the year ended August 31, 1995, there were no reclassifications made.


* The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of distribution.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)  ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE G: FEDERAL INCOME TAX STATUS
At August 31, 1995, the Fund had net capital loss carryforward of $631,486 of which $72,933 expires in the fiscal year ending 2001, $36,136 in the fiscal year ending 2002, and $522,417 in the fiscal year ending 2003 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains as offset will not be distributed to the shareholders. Capital losses incurred after October 31, within the Funds fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer a post October net capital loss of $14,141.


12



FINANCIAL HIGHLIGHTS                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                  CLASS A
                              -------------------------------------------------
                              YEAR ENDED  MAY 1,1994  YEAR ENDED  MAY 4,1992(A)
                               AUGUST 31,   THROUGH     APRIL 30,      TO
                                  1995    AUG.31,1994*    1994    APRIL 30,1993
                               ---------  ------------  --------- -------------
Net asset value, beginning of
  period                          $9.67       $9.77      $10.22      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income               .42**       .14**       .35**        46**
Net realized and unrealized gain
  (loss)                            .05        (.09)       (.29)        .34
Net increase in net asset value
  from operations                   .47         .05         .06         .80

LESS: DISTRIBUTIONS
Dividends from net investment
  income                           (.41)       (.12)       (.42)       (.46)
Dividends in excess of net
  investment income                (.03)         -0-       (.01)         -0-
Return of capital                    -0-       (.03)       (.08)         -0-
Distributions from net realized
  gains                              -0-         -0-         -0-       (.12)
Total dividends and distributions  (.44)       (.15)       (.51)       (.58)
Net asset value, end of period    $9.70      $ 9.67      $ 9.77      $10.22

TOTAL RETURN
Total investment return based
  on net asset value (b)           5.14%        .53%        .52%       8.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                $2,997      $2,272      $2,003      $6,081
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                 1.40%       1.40%(c)    1.27%       1.00%(c)
  Expenses, before waivers/
    reimbursements                 3.71%       2.95%(c)    2.17%       2.20%(c)
  Net investment income            4.56%       3.98%(c)    4.41%       4.38%(c)
Portfolio turnover rate              15%        144%         55%        294%


See footnotes on page 15.


13



FINANCIAL HIGHLIGHTS (CONT.)           ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                  CLASS B
                              -------------------------------------------------
                              YEAR ENDED  MAY 1,1994  YEAR ENDED  MAY 4,1992(A)
                               AUGUST 31,   THROUGH    APRIL 30,      TO
                                  1995    AUG.31,1994*   1994     APRIL 30,1993
                               ---------- ------------- --------- -------------
Net asset value, beginning of
  period                          $9.78       $9.88      $10.31      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income               .36**       .10**       .40**       .38**
Net realized and unrealized gain
  (loss)                            .04        (.07)       (.39)        .33
Net increase in net asset value
  from operations                   .40         .03         .01         .71

LESS: DISTRIBUTIONS
Dividends from net investment
  income                           (.34)       (.11)       (.35)       (.38)
Dividends in excess of net
  investment income                (.03)         -0-       (.01)         -0-
Return of capital                    -0-       (.02)       (.08)         -0-
Distributions from net realized
  gains                              -0-         -0-         -0-       (.02)
Total dividends and distributions  (.37)       (.13)       (.44)       (.40)
Net asset value, end of period    $9.81       $9.78       $9.88      $10.31

TOTAL RETURN
Total investment return based
  on net asset value (b)           4.32%        .28%        .03%       7.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                $6,380      $6,281      $7,184      $1,292
Ratios of average net assets of:
  Expenses, net of waivers/
    reimbursements                 2.10%       2.10%(c)    2.05%       1.75%(c)
  Expenses, before waivers/
    reimbursements                 4.33%       3.60%(c)    3.21%       4.81%(c)
  Net investment income            3.82%       3.22%(c)    3.12%       3.36%(c)
Portfolio turnover rate              15%        144%         55%        294%


See footnotes on page 15.


14



                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS C
                                          -------------------------------------
                                          YEAR ENDED  MAY 1,1994  AUG.2,1993(D)
                                           AUGUST 31,   THROUGH         TO
                                              1995    AUG.31,1994*  APR.30,1994
                                           ---------- ----------- -------------
Net asset value, beginning of period          $9.77       $9.87      $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .34**       .10**       .26**
Net realized and unrealized gain (loss)         .06        (.07)       (.42)
Net increase (decrease) in net asset value
  from operations                               .40         .03        (.16)

LESS: DISTRIBUTIONS
Dividends from net investment income           (.34)       (.11)       (.25)
Dividends in excess of net investment income   (.03)         -0-       (.01)
Return of capital                                -0-       (.02)       (.05)
Distributions from net realized gains            -0-         -0-         -0-
Total dividends and distributions              (.37)       (.13)       (.31)
Net asset value, end of period                $9.80       $9.77      $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value (b)                              4.33%        .28%      (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $5,180      $7,128      $8,763
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements      2.10%       2.10%(c)    2.10%(c)
  Expenses, before waivers/reimbursements      4.23%       3.64%(c)    3.10%(c)
  Net investment income                        3.80%       3.26%(c)    2.60%(c)
Portfolio turnover rate                          15%        144%         55%


*    The Fund changed its fiscal year end from April 30 to August 31.

**   Net of fee waived and expenses reimbursed by Adviser.

(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.

Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser of the Trust.


15



REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of the Alliance Portfolios, hereafter referred to as the 'Fund') at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period May 1, 1994 through August 31, 1994 and for the year ended April 30, 1994, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 20, 1995

                           APPENDIX A

              DESCRIPTION OF CORPORATE BOND RATINGS


         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A--   Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--   Bonds which are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default of there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C--   Bonds which are rated C are the lowest class of
bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A--   Debt rated A has a strong capacity to pay interest
and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D--   Debt rated D is in default and payment of interest
and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.









































                               A-3
00250184.AC4

                      C.  OTHER INFORMATION

Item 24.   FINANCIAL STATEMENTS AND EXHIBITS:

    (a)    Financial Statements:

    For financial statements, which are part of this Registration
Statement see "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional
Information.

    (b)    Exhibits:

    1. Agreement and Declaration of Trust (previously filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on July 8, 1987); Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on July 8, 1987); Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
           1993).

    2. By-Laws (previously filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on April 29, 1988); Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 9 to the Registrant's Registration Statement on August 31, 1992).

    3.     Not applicable.

    4(a). Specimen Share Certificate with respect to (a) The Equitable Growth Fund; (b) The Equitable Balanced Fund; (c) The Equitable Government Securities Fund;
           (d) The Equitable Tax Exempt Fund; (e) The Equitable Growth and Income Fund; and (f) The Equitable Short-Term World Income Fund (previously filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on February 8, 1991).

    4(b). Specimen Share Certificate with respect to (a) The Equitable Aggressive Growth Fund; (b) The Equitable Short-Term U.S. Government Fund; (c) The Equitable Conservative Investors Fund; and (d) The Equitable Growth Investors Fund (previously filed with Post-Effective Amendment No. 9 to the Registrant's Registration Statement on August 31, 1992).

    4(c). Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

    4(d). Specimen Share Certificate with respect to Class C shares of (a) Alliance Conservative Investors Fund and
           (b) Alliance Growth Investors Fund (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30,
           1995).

    4(e). Specimen Share Certificate with respect to Class C shares of (a) Alliance Strategic Balanced Fund; (b)
           Alliance Growth Fund; and (c) Alliance Short-Term U.S.
           Government - filed herewith.

    5(a).  Form of Investment Advisory Agreement between the
           Registrant and Alliance Capital Management L.P.
           (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
           1993).

    6(a).  Form of Distribution Services Agreement between the
           Registrant and Alliance Fund Distributors, Inc.
           (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
           1993).

    6(b).  Form of Selected Dealers Agreement between Alliance
           Fund Distributors, Inc. and selected dealers offering shares of the Registrant (previously filed with Post-
           Effective Amendment No. 11 to the Registrant's
           Registration Statement on June 28, 1993).

    6(c). Form of Selected Agents Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

    7.     Not applicable.

    8.     Custodian Agreement between the Registrant and State
           Street Bank and Trust Company (previously filed with
           Post-Effective Amendment No. 2 to the Registrant's
           Registration Statement on November 21, 1988).

    9(a).  Transfer Agent Agreement between the Registrant and
           State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 4 to the
           Registrant's Registration Statement on June 29, 1989).

    9(b). Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company concerning (a) The Equitable Growth Fund; (b) The Equitable Balanced Fund; (c) The Equitable Government Securities Fund; and (d) The Equitable Tax Exempt Fund (previously filed with Post-Effective Amendment No. 4 to the Registrant's Registration Statement on June 29, 1989).

    9(c).  Transfer Agent Agreement between the Registrant and
           State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 17 to the
           Registrant's Registration Statement on August 30,
           1995).

    10(a). Opinion and Consent of Counsel (previously filed with
           Post-Effective Amendment No. 9 to the Registrant's
           Registration Statement on August 31, 1992).

    10(b). Opinion and Consent of Counsel (previously filed with
           Post-Effective Amendment No. 17 to the Registrant's
           Registration Statement on August 30, 1995).

    10(c). Opinion and Consent of Counsel - filed herewith.

    11.    Consent of Independent Accountants - filed herewith.

    12.    Not applicable.

    13.    Investment Letter of The Equitable Life Assurance
           Society of the United States (previously filed with Pre-Effective Amendment No. 2 to the Registrant's
           Registration Statement on October 19, 1987).

    14.    Not applicable.

    15(a). Amended and Restated Distribution Plan applicable to the Registrant's Class A shares (previously filed with Post-Effective Amendment No. 11 to the Registrant's
           Registration Statement on June 28, 1993).

    15(b). Amended and Restated Distribution Plan applicable to the Registrant's Class B shares (previously filed with Post-Effective Amendment No. 11 to the Registrant's
           Registration Statement on June 28, 1993).

    15(c). Form of Distribution Plan applicable to the Registrant's Class C shares (previously filed with

           Post-Effective Amendment No. 11 to the Registrant's
           Registration Statement on June 28, 1993).

    16.    Schedule for computation of performance quotations
           (previously filed with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on January
           27, 1995).

    17.    Financial Data Schedule - filed herewith.

Item 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           As of October 13, 1995, the Registrant, The Alliance
    Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.   NUMBER OF HOLDERS OF SECURITIES

           (as of October 13, 1995)

               (1)                                    (2)

                                                 NUMBER OF
                                                 RECORD
           TITLE OF CLASS                        HOLDERS
           ______________                        _______
           Class A shares of
             beneficial interest
             of Alliance Growth Fund              23,801

           Class B shares of
             beneficial interest
             of Alliance Growth Fund             111,983

           Class C shares of
             beneficial interest of
             Alliance Growth Fund                 11,709

           Class A shares of
             beneficial interest of
             Alliance Strategic Balanced
             Fund                                  1,092

           Class B shares of
             beneficial interest
             of Alliance Strategic
             Balanced Fund                         3,254

           Class C shares of
             beneficial interest of

             Alliance Strategic
             Balanced Fund                           244

           Class A shares of
             beneficial interest of
             Alliance Short-Term
             U.S. Government Fund                    134

           Class B shares of
             beneficial interest
             of Alliance Short-Term
             U.S. Government Fund                    290

           Class C shares of
             beneficial interest of
             Alliance Short-Term
             U.S. Government Fund                    143

Item 27.   INDEMNIFICATION

           Paragraph (n) of Section 3, Article IV of the
    Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

              "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

           Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

           "Limitation of Liability

              Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

           Article VIII of the Registrant's Agreement and
           Declaration of Trust provides in relevant part:

                          ARTICLE VIII
                         Indemnification

              "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

              "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if
           (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

           Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

           "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND
           OR SURETY

              Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

                          _____________

              The form of Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

              The form of Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

              The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P., the Advisory Agreements between the Registrant and Equitable Capital Management Corporation and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

              The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF ADVISER

           The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

           The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29.   PRINCIPAL UNDERWRITERS

    (a)    Alliance Fund Distributors, Inc., the Registrant's
           Principal Underwriter in connection with the sale of shares of the Registrant, also acts as principal
           Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Counterpoint Fund

              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Government Reserves
              Alliance Growth and Income Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Mortgage Strategy Trust, Inc.
              Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income Trust,
                Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Short-Term Multi-Market Trust, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                           Positions and
                           Position and Offices            Offices
Name                       with Underwriter                with Registrant
____                       ____________________            _______________

Michael J. Laughlin        Chairman

Robert L. Errico           President

Kimberly A.
Baumgardner                Senior Vice President

Edmund P. Bergan,          Senior Vice President,          Clerk
  Jr.                        Secretary & General
                             Counsel

Daniel J. Dart             Senior Vice President

Byron M. Davis             Senior Vice President

Geoffrey L. Hyde           Senior Vice President

Barbara J. Krumsiek        Senior Vice President           Vice President-
                                                           Marketing

Stephen R. Laut            Senior Vice President

Dusty W. Paschall          Senior Vice President

Antonios G.                Senior Vice President
  Poleondakis

Gregory K.                 Senior Vice President
  Shannahan

Joseph F. Sumanski         Senior Vice President

James P. Syrett            Senior Vice President

Peter J. Szabo             Senior Vice President

Richard A. Winge           Senior Vice President

Warren W. Babcock III      Vice President

Benji A. Baer              Vice President

Warren W. Babcock III      Vice President

Kenneth F. Barkoff         Vice President

William P.                 Vice President
  Beanblossom

Jack C. Bixler             Vice President

Casimir F. Bolanowski      Vice President

Kevin T. Cannon            Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

Mark J. Dunbar             Vice President

Linda A. Finnerty          Vice President

William C. Fisher          Vice President

Robert M. Frank            Vice President

Gerard J. Friscia          Vice President
                             and Controller

Andrew L. Gangolf          Vice President                  Assistant Clerk

Mark D. Gersten            Vice President                  Treasurer and Chief
                                                           Financial Officer
Joseph W. Gibson           Vice President

Troy L. Glawe              Vice President

Herbert H. Goldman         Vice President

James E. Gunter            Vice President

Alan Halfenger             Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Robert H. Joseph, Jr.      Vice President
                             and Treasurer

Richard D. Keppler         Vice President

Sheila F. Lamb             Vice President

Donna M. Lamback           Vice President

Thomas Leavitt, III        Vice President

James M. Liptrot           Vice President

Christopher J.             Vice President
  MacDonald

Daniel D. McGinley         Vice President

Maura A. McGrath           Vice President

Mark R. Manley             Vice President, Counsel
                             and Assistant Secretary

Matthew P. Mintzer         Vice President

Nicole M.                  Vice President
  Nolan-Koester

Robert T. Pigozzi          Vice President

James J. Posch             Vice President

Robert E. Powers           Vice President

Domenick Pugliese          Vice President

Bruce W. Reitz             Vice President

Dennis A. Sanford          Vice President

Raymond S. Sclafani        Vice President

J. William Strott, Jr.     Vice President

Richard E. Tambourine      Vice President

Nicholas K. Willett        Vice President

Neil S. Wood               Vice President

Emilie D. Wrapp            Vice President

Maria L. Carreras          Assistant Vice President

Sarah A. Chodera           Assistant Vice President

John W. Cronin             Assistant Vice President

Sohaila S. Farsheed        Assistant Vice President

Leon M. Fern               Assistant Vice President

William B. Hanigan         Assistant Vice President

Vicky M. Hayes             Assistant Vice President

Daniel M. Hazard           Assistant Vice President

John C. Hershock           Assistant Vice President

James J. Hill              Assistant Vice President

Kalen H. Holliday          Assistant Vice President

Thomas K. Intoccia         Assistant Vice President

Edward W. Kelly            Assistant Vice President

Patrick Look               Assistant Vice President
                             and Assistant Treasurer

Michael F. Mahoney         Assistant Vice President

Shawn P. McClain           Assistant Vice President

Thomas F. Monnerat         Assistant Vice President

Joanna D. Murray           Assistant Vice President

Jeanette M. Nardella       Assistant Vice President

Camilo R. Pedraza          Assistant Vice President

Carol H. Rappa             Assistant Vice President

Karen C. Satterberg        Assistant Vice President

Robert M. Smith            Assistant Vice President

Joseph T. Tocyloski        Assistant Vice President

    (c)    Not applicable.


ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.

           The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31.   MANAGEMENT SERVICES.

    Not applicable.

ITEM 32.   UNDERTAKINGS.

    Not applicable.

                      ********************

                             NOTICE


    A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholder individually but are binding only upon the assets and property of the Trust.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th of October, 1995.

                             THE ALLIANCE PORTFOLIOS

                             by /s/ John D. Carifa
                             _________________________
                                John D. Carifa
                                Chairman and President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                   Title           Date
    _________                   _____           ____

1)  Principal
    Executive Officer


    /s/ John D. Carifa    Chairman and          October 30, 1995
    __________________     President
    John D. Carifa

2)  Principal Financial
    and Accounting Officer

    /s/ Mark D. Gersten   Treasurer and Chief   October 30, 1995
    ___________________    Financial Officer
    Mark D. Gersten

ALL OF THE TRUSTEES

Alberta B. Arthurs
Ruth Block
John D. Carifa
Richard W. Couper
Brenton W. Harries
Donald J. Robinson
by /s/ Edmund P. Bergan, Jr.                    October 30, 1995
____________________________
     (Attorney-in-fact)
    Edmund P. Bergan, Jr.

















































                              C-18
00250184.AC4

                          EXHIBIT INDEX

Exhibit
   No.                            Description
_______                           ___________

  4(e).                           Specimen Share Certificates

  10(c).                          Opinion and Consent of Counsel

  11.                             Consent of Independent
                                    Accountants

  17.                             Financial Data Schedules







































00250184.AC4